STRICTLY CONFIDENTIAL EXECUTION COPY SMRH:484497247.47 SM01DOCS\1200417.35 AGREEMENT AND PLAN OF MERGER by and among MERCURY SYSTEMS, INC., THUNDERBIRD MERGER SUB, INC., CERES SYSTEMS and THE SHAREHOLDER REPRESENTATIVES NAMED HEREIN Dated as of December 21, 2017

SMRH:484497247.47 -i- SM01DOCS\1200417.35 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ............................................................................................................2 1.1 Defined Terms .........................................................................................................2 ARTICLE II THE MERGER.........................................................................................................22 2.1 The Merger.............................................................................................................22 2.2 Effective Time .......................................................................................................22 2.3 Effects of Merger ...................................................................................................22 2.4 Articles of Incorporation; Bylaws..........................................................................22 2.5 Directors and Officers of the Surviving Corporation ............................................22 2.6 Conversion of Shares .............................................................................................22 2.7 Treatment of Options .............................................................................................24 2.8 Dissenting Shares...................................................................................................24 2.9 Closing ...................................................................................................................25 2.10 Merger Consideration ............................................................................................25 2.11 Closing Merger Consideration...............................................................................26 2.12 Pre-Closing Deliveries ...........................................................................................27 2.13 Closing Deliveries..................................................................................................27 2.14 Surrender and Payment ..........................................................................................30 2.15 Escrow Funds; Shareholder Representative Fund .................................................32 2.16 No Further Ownership Rights in Company Capital Stock and Options ................32 2.17 Adjustments ...........................................................................................................33 2.18 Withholding Rights................................................................................................33 2.19 Lost Certificates .....................................................................................................33 2.20 Post-Closing Adjustment .......................................................................................33 2.21 Consideration Spreadsheet.....................................................................................37 2.22 Payment of Shareholder Obligations .....................................................................38 2.23 Escheat Laws .........................................................................................................39 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................39 3.1 Organization and Qualification; Authority ............................................................39 3.2 Company Capital Stock .........................................................................................39 3.3 Subsidiaries ............................................................................................................40 3.4 Authority Relative to this Agreement ....................................................................40 3.5 Consents and Approvals; No Violations................................................................41 3.6 Financial Statements ..............................................................................................42 3.7 Absence of Certain Changes or Events..................................................................43 3.8 Litigation................................................................................................................44 3.9 Compliance with Laws and Orders........................................................................44 3.10 Permits ...................................................................................................................45 3.11 Employee Benefit Plans.........................................................................................45 3.12 Employees; Labor Matters.....................................................................................47 3.13 Related Party Transactions ....................................................................................48

SMRH:484497247.47 -ii- SM01DOCS\1200417.35 3.14 Title; Sufficiency of Assets....................................................................................48 3.15 Real Property .........................................................................................................49 3.16 Taxes ......................................................................................................................49 3.17 Environmental Matters...........................................................................................52 3.18 Material Contracts..................................................................................................53 3.19 Intellectual Property...............................................................................................56 3.20 Insurance ................................................................................................................60 3.21 Customers and Suppliers........................................................................................60 3.22 Export Matters .......................................................................................................61 3.23 Brokers...................................................................................................................61 3.24 Prohibited Payments ..............................................................................................61 3.25 Governmental Contracts ........................................................................................62 3.26 Exclusivity of Representations and Warranties .....................................................66 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB ..................................................................................................................66 4.1 Organization and Corporate Power........................................................................66 4.2 Authority Relative to this Agreement ....................................................................66 4.3 Consents and Approvals; No Violations................................................................67 4.4 Board and Shareholder Approvals .........................................................................67 4.5 Financing................................................................................................................68 4.6 Solvency.................................................................................................................68 4.7 Litigation................................................................................................................68 4.8 Broker’s Fees .........................................................................................................68 4.9 Acquisition for Investment ....................................................................................68 4.10 Investigation; Limitation of the Company’s Representations and Warranties ......69 4.11 Governmental Approvals .......................................................................................69 4.12 Information Statement ...........................................................................................69 4.13 Parent RWI Policy .................................................................................................69 ARTICLE V COVENANTS..........................................................................................................70 5.1 Written Consent; Shareholder Notice ....................................................................70 5.2 Confidentiality .......................................................................................................71 5.3 Access to Books and Records ................................................................................71 5.4 Efforts ....................................................................................................................72 5.5 Conduct of Business ..............................................................................................73 5.6 Consents.................................................................................................................75 5.7 Public Announcements ..........................................................................................76 5.8 Directors and Officers; Runoff Coverage ..............................................................76 5.9 No Financing Condition.........................................................................................78 5.10 Release ...................................................................................................................78 5.11 Distributions...........................................................................................................79 5.12 Distributions from the Adjustment Escrow Fund and the Indemnification Escrow Fund 80 5.13 Parent RWI Policy .................................................................................................80 5.14 Intentionally omitted..............................................................................................80 5.15 Termination of Certain Contracts ..........................................................................80

SMRH:484497247.47 -iii- SM01DOCS\1200417.35 5.16 Updated Schedule ..................................................................................................81 5.17 Financial Reporting Cooperation; Post-Signing Interim Financial Statements; 2017 Audited Financial Statements ..................................................................................................81 5.18 Post-Signing Company Filing................................................................................82 ARTICLE VI EMPLOYEE MATTERS .......................................................................................82 6.1 Treatment of Employees ........................................................................................82 6.2 Termination of 401(k) Plan....................................................................................82 6.3 No Third-Party Beneficiaries.................................................................................83 ARTICLE VII TAX MATTERS ...................................................................................................83 7.1 Tax Returns............................................................................................................83 7.2 Amended Returns; Refunds ...................................................................................84 7.3 Transfer Taxes .......................................................................................................85 7.4 Cooperation............................................................................................................85 ARTICLE VIII CONDITIONS TO OBLIGATIONS TO CLOSE ...............................................85 8.1 Conditions to Obligations of Each Party to Close .................................................85 8.2 Conditions to Parent’s and Merger Sub’s Obligation to Close..............................86 8.3 Conditions to the Company’s Obligation to Close ................................................87 8.4 Frustration of Closing Conditions..........................................................................88 ARTICLE IX TERMINATION.....................................................................................................88 9.1 Termination............................................................................................................88 9.2 Notice of Termination............................................................................................89 9.3 Effect of Termination.............................................................................................89 9.4 Expenses ................................................................................................................89 ARTICLE X INDEMNIFICATION..............................................................................................90 10.1 Survival ..................................................................................................................90 10.2 Indemnification of Parent Indemnified Parties ......................................................90 10.3 Indemnification of Shareholder Indemnified Parties.............................................93 10.4 Mitigation; Other Limitations on Liability ............................................................93 10.5 Defense of Third Party Claims ..............................................................................94 10.6 Direct Losses..........................................................................................................95 10.7 Determination of Loss Amount .............................................................................96 10.8 Exclusive Remedy; Indemnification Escrow Fund................................................96 10.9 Characterization of Indemnification Payments......................................................98 10.10 Additional Matters .................................................................................................98 ARTICLE XI GENERAL PROVISIONS .....................................................................................98 11.1 Interpretation; Absence of Presumption ................................................................98 11.2 Governing Law; Jurisdiction and Forum .............................................................100 11.3 Entire Agreement .................................................................................................100 11.4 No Third-Party Beneficiaries...............................................................................100 11.5 Notices .................................................................................................................101 11.6 Successors and Assigns........................................................................................102

SMRH:484497247.47 -iv- SM01DOCS\1200417.35 11.7 Amendments and Waivers ...................................................................................102 11.8 Severability ..........................................................................................................102 11.9 Specific Performance ...........................................................................................102 11.10 No Admission ......................................................................................................103 11.11 Counterparts.........................................................................................................103 11.12 Shareholder Representatives................................................................................103 11.13 Waiver of Conflicts..............................................................................................106 EXHIBITS AND SCHEDULES Exhibits Exhibit A: Sample Closing Net Working Capital Exhibit B: Form of Escrow Agreement Exhibit C: Form of Agreement of Merger Exhibit D: Form of Letter of Transmittal Exhibit E: Form of Option Termination Agreement Exhibit F: Binder Agreement and Form of Parent RWI Policy Exhibit G: Form of Support Agreement Schedules Company Disclosure Schedule Parent Disclosure Schedule Schedule 1.1(a) Permitted Liens Schedule 1.1(b) Employee Liabilities Schedule 1.1(c) Knowledge of the Company Schedule 1.1(d) Knowledge of Parent Schedule 1.1(e) Orally Threatened or Orally Notified Schedule 1.1(f) Shareholder Obligations Schedule 1.1(g) Shareholder Obligors Schedule 1.1(h) Supporting Equityholders Schedule 5.15 Termination of Certain Contracts Schedule 8.2(f) Required Consents Schedule 11.5 Addresses for Shareholder Representatives

SMRH:484497247.47 -1- SM01DOCS\1200417.35 AGREEMENT AND PLAN OF MERGER This Agreement and Plan of Merger (this “Agreement”), dated as of December 21, 2017 (the “Agreement Date”), is entered into by and among MERCURY SYSTEMS, INC., a Massachusetts corporation (“Parent”), THUNDERBIRD MERGER SUB, INC., a California corporation (“Merger Sub”), CERES SYSTEMS, a California corporation (the “Company”), and, solely in their capacity as the Shareholder Representatives, Ronald W. Buckly, an individual residing in the State of California, and Andrew D. Swart, an individual residing in the State of New Jersey, (together with their respective successors in such capacity, the “Shareholder Representatives”). Each of Parent, Merger Sub, the Company and the Shareholder Representatives may be referred to herein as a “Party” or, collectively, as the “Parties.” RECITALS WHEREAS, the Parties intend that Merger Sub be merged with and into the Company, with the Company surviving the merger, on the terms and subject to the conditions set forth herein (the “Merger”); WHEREAS, the board of directors of the Company (the “Company Board”) has, by unanimous vote, (i) approved and declared advisable this Agreement and the Merger and (ii) resolved to recommend to the shareholders of the Company the approval of this Agreement and the principal terms of the Merger, in each case on the terms and subject to the conditions set forth in this Agreement (the “Company Recommendation”); WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, the Supporting Equityholders have delivered to Parent an Equityholder Support and Restrictive Covenants Agreement in the form attached hereto as Exhibit G, pursuant to which such Supporting Equityholders have agreed, inter alia, to vote in favor of this Agreement and to abide by their respective payment obligations herein and certain restrictive covenants therein (the “Support Agreement”); WHEREAS, it is a condition to the obligations of Parent to close the transactions contemplated by this Agreement that, in accordance with the requirements of California law and the Articles of Incorporation of the Company, as amended (the “Articles of Incorporation”), shareholders of the Company holding not less than a majority of the outstanding shares of Company Common Stock, not less than a majority of the outstanding shares of Series B Preferred Stock and not less than a majority of the outstanding shares of Company Common Stock and Series B Preferred Stock, voting together as a class, shall have executed a written consent (the “Written Consent”) approving this Agreement and the principal terms of the Merger and shall not have revoked such consent; WHEREAS, the respective boards of directors of Parent and Merger Sub have unanimously approved and declared advisable this Agreement and the Merger, on the terms and subject to the conditions set forth herein; and

SMRH:484497247.47 -2- SM01DOCS\1200417.35 WHEREAS, each of the Parties desires to make certain representations, warranties, covenants and agreements and also to prescribe various conditions to the Merger. AGREEMENT NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: ARTICLE I DEFINITIONS 1.1 Defined Terms. For the purposes of this Agreement, the following terms shall have the following meanings: “2017 Audited Financial Statements” means, if required to be provided hereunder, (i) the audited consolidated balance sheet of the Company and its Subsidiaries at December 31, 2017 and December 31, 2016, (ii) the audited consolidated statements of income of the Company and its Subsidiaries for the years ended December 31, 2017 and December 31, 2016, (iii) the audited consolidated statements of shareholders’ equity of the Company and its Subsidiaries as of December 31, 2017 and December 31, 2016, (iv) the audited consolidated statement of cash flows of the Company and its Subsidiaries for the years ended December 31, 2017 and December 31, 2016, and (v) the notes to the foregoing. “Action” means any action, suit, arbitration, litigation or proceeding, whether civil, criminal or administrative, by or before any Governmental Entity. “Adjustment Escrow Amount” means $1,500,000. “Adjustment Escrow Fund” has the meaning assigned to such term in Section 2.15(b). “Affiliate” means, with respect to any Person, any other Person that directly, or through one or more intermediaries, controls or is controlled by or is under common control with such Person. “Agreement” has the meaning assigned to such term in the opening paragraph of this Agreement. “Agreement” includes all exhibits and schedules hereto, and includes all amendments to this Agreement entered into from time to time after the Agreement Date. “Agreement Date” has the meaning assigned to such term in the opening paragraph of this Agreement. “Agreement of Merger” has the meaning assigned to such term in Section 2.2. “Ancillary Documents” means the Escrow Agreement, the Support Agreement, the Letters of Transmittal, the Option Termination Agreements, the Paying Agent Agreement and all other instruments, schedules, certificates and agreements delivered at or prior to the Closing in connection with this Agreement.

SMRH:484497247.47 -3- SM01DOCS\1200417.35 “Antitrust Law” means the Sherman Antitrust Act, as amended, the Clayton Antitrust Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other applicable Laws (including non-U.S. Laws) of a Governmental Entity that are designed or intended to prohibit, restrict or regulate actions or transactions having the purpose or effect of monopolization, restraint of trade, or lessening of competition through merger or acquisition. “Articles of Incorporation” has the meaning assigned to such term in the recitals to this Agreement. “Audited Financial Statements” means (i) the audited consolidated balance sheet of the Company and its Subsidiaries at December 31, 2016 and December 31, 2015, (ii) the audited consolidated statements of income of the Company and its Subsidiaries for the years ended December 31, 2016 and December 31, 2015, (iii) the audited consolidated statements of shareholders’ equity of the Company and its Subsidiaries as of December 31, 2016 and December 31, 2015, (iv) the audited consolidated statement of cash flows of the Company and its Subsidiaries for the years ended December 31, 2016 and December 31, 2015, and (v) the notes to the foregoing. “Bank Liens” means the Liens set forth on Schedule 1.1(a). “Benefit Plan” has the meaning assigned to such term in Section 3.11(a). “Binder Agreement” has the meaning assigned to such term in Section 4.13. “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks in New York, New York are required or authorized by Law to be closed. “Business Employee” means, with respect to any Person, an officer or employee of such Person and any individuals engaged by such Person through a professional employment organization. “Buyer Released Parties” has the meaning assigned to such term in Section 5.10(b). “Buyer Releasing Parties” has the meaning assigned to such term in Section 5.10(b). “Buyer Tax Act” means an action by Parent, the Surviving Corporation or any of the Subsidiaries of the Surviving Corporation (or any of their Affiliates) occurring after the Closing on (or effective as of or prior to) the Closing Date that is not in the Ordinary Course of Business and not expressly permitted by this Agreement. “Bylaws” means the Bylaws of the Company. “California Courts” has the meaning assigned to such term in Section 11.2(b). “Cancelled Shares” has the meaning assigned to such term in Section 2.6(a).

SMRH:484497247.47 -4- SM01DOCS\1200417.35 “Cash” means, without duplication, cash or cash equivalents (including marketable securities) of the Company and its Subsidiaries, including all checks and drafts received by the Company or its Subsidiaries but not yet cashed or deposited as of the Measurement Time (to the extent not included as a current asset in Closing Net Working Capital and to the extent that such check or draft is not dishonored), net of bank overdrafts and all issued but uncleared checks, drafts and wire transfers of the Company or its Subsidiaries that are outstanding as of the Measurement Time (to the extent not included as a current liability in Closing Net Working Capital). Any monetary conversion of a foreign currency to U.S. Dollars shall be calculated using the applicable exchange rates set forth in The Wall Street Journal, Eastern Edition, on the Closing Date. For the avoidance of doubt, “Cash” shall include restricted cash (including security deposits and cash securing letters of credit) and shall exclude (i) any Shareholder Obligations, and (ii) cash contributed to the Company or any of its Subsidiaries by Parent or its Affiliates at or after the Closing. “Certificate” has the meaning assigned to such term in Section 2.14(a). “CGCL” means the General Corporation Law of the State of California, as amended. “Chapter 13” has the meaning assigned to such term in Section 2.8(a). “Claims” means claims, rights, obligations, debts, liabilities, actions or causes of action of every kind and nature, whether foreseen or unforeseen, contingent or actual, and whether now known or hereafter discovered. “Closing” has the meaning assigned to such term in Section 2.9. “Closing Cash” means the Cash as of the Measurement Time. “Closing Common Merger Consideration” means the aggregate amount payable at the Effective Time, in accordance with the terms of this Agreement, to the Former Holders of Company Common Stock and Exchanged Options. “Closing Date” has the meaning assigned to such term in Section 2.9. “Closing Indebtedness” means, without duplication, the outstanding Indebtedness of the Company and its Subsidiaries immediately prior to the Closing. “Closing Merger Consideration” has the meaning assigned to such term in Section 2.11. “Closing Net Working Capital” means, as of the Measurement Time and without duplication, the current assets of the Company and its Subsidiaries minus the current liabilities of the Company and its Subsidiaries. Notwithstanding the foregoing sentence, none of the following shall be included in either current assets or current liabilities of the Company and its Subsidiaries for the purposes of calculating Closing Net Working Capital: (i) any Cash, (ii) any amount classified on the Financial Statements as “Evaluation Receivable,” (iii) any Indebtedness, (iv) any Shareholder Obligations, (v) the Exchanged Options Exercise Price, (vi) any unpaid Transaction Expenses, (vii) any non-refundable amounts included in prepaid insurance, (viii) all Tax assets and liabilities and (ix) any unpaid amounts owed to the Company Auditor for fees and expenses for the preparation

SMRH:484497247.47 -5- SM01DOCS\1200417.35 and review of the Post-Signing Interim Financial Statements or for the preparation and audit, if required hereunder, of the 2017 Audited Financial Statements. For the avoidance of doubt, paid time off, sick pay and vacation obligations shall be included in the calculation of Closing Net Working Capital. Except as set forth in this definition, Closing Net Working Capital shall be calculated in accordance with rules set forth in Error! Reference source not found.. A sample calculation of Closing Net Working Capital as of September 30, 2017 is attached hereto as Error! Reference source not found.. “Closing Net Working Capital Statement” has the meaning assigned to such term in Section 2.20(b)(i). “Closing Participation Merger Consideration” has the meaning assigned to such term in Section 2.11. “Closing Per Share Common Merger Consideration” means (i) the Per Share Common Preference Amount plus (ii) the Per Share Closing Participation Amount. “Closing Per Share Preferred Merger Consideration” means (i) the Per Share Preferred Preference Amount plus (ii) the Per Share Closing Participation Amount. “Closing Preferred Merger Consideration” means the aggregate amount payable at the Effective Time, in accordance with the terms of this Agreement, to the Former Holders of the Series B Preferred Stock. “Closing Statement of Cash” has the meaning assigned to such term in Section 2.20(b)(ii). “Closing Statement of Indebtedness” has the meaning assigned to such term in Section 2.20(b)(ii). “Closing Statement of Transaction Expenses” has the meaning assigned to such term in Section 2.20(b)(ii). “Closing Statements” has the meaning assigned to such term in Section 2.20(c)(i). “Closing Transaction Expenses” means the unpaid Transaction Expenses of the Company or any of its Subsidiaries as of immediately prior to the Closing. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Common Preference Merger Consideration” means the result of (a) Per Share Common Preference Amount multiplied by (b) the sum of the number of shares of Company Common Stock outstanding immediately prior to the Effective Time plus the aggregate number of shares of Company Common Stock issuable upon exercise in full of all Exchanged Options. “Company” has the meaning assigned to such term in the opening paragraph of this Agreement.

SMRH:484497247.47 -6- SM01DOCS\1200417.35 “Company Auditor” means SingerLewak LLP. “Company Board” has the meaning assigned to such term in the recitals to this Agreement. “Company Capital Stock” has the meaning assigned to such term in Section 3.2(a). “Company Common Stock” has the meaning assigned to such term in Section 3.2(a). “Company Disclosure Schedule” has the meaning assigned to such term in the opening paragraph of Article III. “Company 401(k) Plan” has the meaning assigned to such term in Section 6.2. “Company Fundamental Representations” has the meaning assigned to such term in Section 10.1(a). “Company Indemnitees” has the meaning assigned to such term in Section 5.8(a). “Company Insurance Policies” has the meaning assigned to such term in Section 3.20. “Company Intellectual Property” means the Non-Owned Intellectual Property and the Owned Intellectual Property. “Company Preferred Stock” has the meaning assigned to such term in Section 3.2(a). “Company Product” means any goods, products or services, including Intellectual Property, that are sold, provided, leased or licensed to third parties by the Company or any of its Subsidiaries. “Company Recommendation” has the meaning assigned to such term in the recitals to this Agreement. “Company Software” means Software that is Owned Intellectual Property. “Company Specified Representations” has the meaning assigned to such term in Section 10.1(a). “Confidentiality Agreement” means that certain Confidentiality Agreement, dated as of September 5, 2017, between the Company and Parent. “Consideration Spreadsheet” has the meaning assigned to such term in Section 2.21(a). “Contract” means any written or oral: agreement, contract, license, lease, guaranty, indenture, or other legally binding arrangement, obligation or undertaking between or among Persons, but excluding any Benefit Plan. “control” means, as to any Person, the direct or indirect power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities,

SMRH:484497247.47 -7- SM01DOCS\1200417.35 by contract or otherwise (and the terms “controlled by” and “under common control with” shall have correlative meanings). “Copyleft License” means any license of Intellectual Property that provides, as a condition to or an obligation based on the use, modification, or distribution thereof, that such Intellectual Property (or any other Intellectual Property that is incorporated into, derived from, based on, linked to, or used or distributed or made available with such licensed Intellectual Property) be licensed, distributed, or otherwise made available (i) in a form other than binary or object code (e.g., in source code form), (ii) under terms that permit redistribution, reverse engineering or creation of derivative works or other modification, or (iii) without a license fee. “Copyleft License” includes the GNU General Public License, the GNU Library General Public License, the GNU Lesser General Public License, the Affero General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License, and any Creative Commons “sharealike” license. “Current Governmental Contracts” has the meaning assigned to such term in Section 3.25(a). “Deductible” has the meaning assigned to such term in Section 10.2(b)(i). “Determination Date” means the date of final determination of the Post-Closing Adjustment, whether by agreement of Parent and the Shareholder Representatives, the failure of the Shareholder Representatives to deliver a Statement of Objections prior to the expiration of the Review Period or the delivery of the Independent Accountant’s written report contemplated by Section 2.20(c)(iv). “Disputed Amounts” has the meaning assigned to such term in Section 2.20(c)(iii). “Dissenting Shares” has the meaning assigned to such term in Section 2.8(a). “DOJ” has the meaning assigned to such term in Section 5.4(a). “Effective Time” has the meaning assigned to such term in Section 2.2. “Employee Liabilities” means, with respect to any Business Employee or director of the Company or any of its Subsidiaries to the extent relating to the pre-Closing period and outstanding immediately prior to the Closing: (i) pension liabilities or deferred compensation, if any, including underfunded pension liabilities, if any, with respect to Benefit Plans, (ii) any success, retention, stay, change of control or similar bonuses or obligations payable upon, as a result of, or where one of the conditions to payment is, the consummation of the Merger contemplated hereunder, (iii) any severance (however named) obligations arising under Contracts or Benefit Plans existing prior to the Effective Time, (iv) any commissions (but not bonuses), profit sharing plans, employer matching contributions for sponsored savings plans of the business, or otherwise, which was earned or accrued prior to but remains unpaid at the Effective Time (including due to misclassification), (v) bonus obligations, if any, arising or accrued under bonus plans or arrangements for 2017, (vi) in the event the Closing has not occurred before March 1, 2018, a deemed bonus accrual for the period from March 1, 2018 through the Closing Date, as calculated assuming pro rata achievement of target bonuses under 2017 bonus plans and arrangements and (vii) the employer’s share of any payroll social security, unemployment or similar Taxes attributable to any of the foregoing items in this

SMRH:484497247.47 -8- SM01DOCS\1200417.35 definition or to the exercise or exchange of any Options. Items specified in clauses (ii), (iii) or (vii) of this definition shall be included in Employee Liabilities regardless of whether such items are paid on or after the Closing Date, it being agreed that such items shall be deemed incurred and accrued prior to the Effective Time, and regardless of whether such items require a Closing or post-Closing condition, event or trigger (including post-Closing termination under double-trigger severance Contracts or Benefit Plans). For the avoidance of doubt, the obligations set forth on Schedule 1.1(b) are Employee Liabilities. “Entity” means any partnership (general or limited), corporation, limited liability company, joint venture, association or other form of business organization (whether or not regarded as a legal entity under applicable Law), trust or other entity or organization, including a Governmental Entity. “Environmental Laws” means any Law relating to: (i) releases or threatened releases of Hazardous Material; (ii) pollution or preservation or protection of public or employee health or the environment, including waterways, wetlands, groundwater, drinking water, air, wildlife, plants or other natural resources; or (iii) the manufacture, handling, transport, use, treatment, storage, exposure to, or disposal or release of Hazardous Material. “Equity Equivalents” means, with respect to any Entity, (i) securities convertible into or exchangeable for any Equity Interests of such Entity; (ii) phantom stock, profits interests, participation rights or any similar equity-based payment option; (iii) options, warrants or other rights to purchase or subscribe to (1) Equity Interests of such Entity or (2) other Equity Equivalents of such Entity; or (iv) Contracts or Benefit Plans relating to the acquisition of any Equity Equivalents of such Entity; in each case whether in a single or a series of related transactions. “Equity Interests” means any shares of capital stock, membership interests, partnership interests, participations or other equivalents (however designated) of equity interests of any Entity. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any Person, trade or business that is, or was at the relevant time, a member of a group that is treated as a single employer as described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the Company, or that is, or was at the relevant time, a member of the same “controlled group” as the Company pursuant to Section 4001(a)(14) of ERISA. “Escrow Agent” means Citibank, N.A. “Escrow Agreement” means the Escrow Agreement dated as of the Closing Date to be entered into among Parent, the Shareholder Representatives and the Escrow Agent, substantially in the form attached hereto as Exhibit B or in such other form as may be mutually agreed by Parent, the Company and the Shareholder Representatives. “Estimated Closing Cash Certificate” means a certificate executed by an authorized officer of the Company certifying on behalf of the Company an estimate of the Closing Cash.

SMRH:484497247.47 -9- SM01DOCS\1200417.35 “Estimated Closing Indebtedness Certificate” means a certificate executed by an authorized officer of the Company certifying on behalf of the Company (i) an itemized list of all Closing Indebtedness, (ii) the Persons (including contact information and payoff information) to whom such Closing Indebtedness is owed and (iii) the aggregate amount of such Closing Indebtedness. “Estimated Closing Net Working Capital” has the meaning assigned to such term in Section 2.20(a). “Estimated Closing Net Working Capital Statement” has the meaning assigned to such term in Section 2.20(a). “Estimated Closing Transaction Expenses Certificate” means a certificate executed by an authorized officer of the Company certifying on behalf of the Company an itemized list of all Closing Transaction Expenses and the Persons (including contact information and payoff information) to whom such Closing Transaction Expenses are owed and the aggregate amount of such Closing Transaction Expenses. “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchanged Option” means each Option (whether vested or unvested) outstanding immediately prior to the Closing. “Exchanged Options Exercise Price” means the aggregate exercise prices of all Exchanged Options. “FAR” has the meaning assigned to such term in Section 3.25(d)(i). “Financial Statements” has the meaning assigned to such term in Section 3.6(a). “FIRPTA Statement” means a certificate, dated as of the Closing Date, certifying to the effect that no interest in the Company is a U.S. real property interest (such certificate to be in the form required by Treasury Regulation Section 1.897-2(h) and 1.1445-3(c)) and a corresponding notice to the IRS. “Former Holders” means, with respect to any securities of the Company, holders of such securities immediately prior to the Effective Time. “FTC” has the meaning assigned to such term in Section 5.4(a). “Fully Diluted Share Number” means (i) the aggregate number of shares of Company Common Stock outstanding immediately prior to the Effective Time (other than Cancelled Shares but including Dissenting Shares), plus (ii) the aggregate number of shares of Company Common Stock issuable upon conversion of all shares of Series B Preferred Stock outstanding as of immediately prior to the Effective Time (other than Cancelled Shares but including Dissenting Shares), plus (iii) the aggregate number of shares of Company Common Stock issuable upon the exercise in full of all Exchanged Options.

SMRH:484497247.47 -10- SM01DOCS\1200417.35 “GAAP” means generally accepted accounting principles in the United States, as in effect on the date of this Agreement, consistently applied throughout the periods involved. “Governmental Approvals” has the meaning assigned to such term in Section 5.4(a). “Governmental Bid” means any written bid, proposal, offer or quote for supplies, services or construction, whether solicited or unsolicited, made by the Company which is intended by the Company to result in a Governmental Contract. A Governmental Bid (a) includes any written bid, proposal, offer or quote made by the Company that has been received or accepted by the offeree or other recipient but has not resulted in a Governmental Contract prior to the Closing Date, but (b) does not include any bid, proposal, offer or quote made by the Company that has resulted in a Governmental Contract prior to the Closing Date. “Governmental Contract” means any prime Contract, subcontract, teaming agreement or arrangement, joint venture, basic ordering agreement, blanket purchase agreement, pricing agreement, letter Contract, Contract awarded under the Federal Supply Schedule program, purchase order, task order or delivery order or other Contract or similar arrangement of any kind, between the Company and (a) any Governmental Entity, (b) any prime contractor of a Governmental Entity in its capacity as a prime contractor, or (c) any subcontractor (or lower tier subcontractor) with respect to any Contract of a type described in clause (a) or (b) of this definition. “Governmental Entity” means any supranational, foreign, domestic, federal, territorial, state or local governmental entity or authority, quasi-governmental entity or authority, court, tribunal, judicial or arbitral body, commission, board, bureau, agency or instrumentality, or any regulatory, administrative or other department, agency, or any political or other subdivision, department or branch of any of the foregoing. “Hazardous Material” means (i) petroleum or any petroleum product, or derivative or fraction thereof, (ii) any radioactive materials, (iii) any hazardous, toxic, infectious, reactive, corrosive, ignitable or flammable chemical or chemical compound, or (iv) any chemical, material, substance or waste which is classified as a “hazardous substance,” “hazardous waste,” “hazardous material,” “pollutant” or similar term, as those terms are defined by any applicable Environmental Law. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder. “Income Tax” means any Tax imposed upon or measured by net income or gross income (excluding any Tax based solely on gross receipts). “Income Tax Return” means any Tax Return required to be filed with respect to Income Tax. “Indebtedness” means, with respect to any Person, without duplication (and, as to the Company and its Subsidiaries, on a consolidated basis), the following: (i) indebtedness for borrowed money, (ii) any other indebtedness that is evidenced by, or which customarily would be evidenced by, a note, bond, debenture, draft or similar instrument, (iii) notes payable and drafts accepted representing extensions of credit, (iv) letters of credit, performance bonds or similar facilities, to the extent drawn upon but not yet reimbursed, (v) obligations for borrowed money secured by any lien

SMRH:484497247.47 -11- SM01DOCS\1200417.35 or assets owned by the Company or its Subsidiaries, other than Permitted Liens, (vi) obligations under conditional sale or other title retention agreements relating to property or assets acquired by such Person, (vii) obligations under forward sales, futures, options and other similar hedging arrangements, including interest rate hedging or protection agreements, (viii) obligations for the deferred purchase price for property or services to the extent not accounted for in the calculation of Net Working Capital, (ix) capitalized lease obligations, (x) Employee Liabilities, (xi) obligations to perform services or provide products for which payment has been received, including deferred income to the extent not accounted for in the calculation of Net Working Capital, (xii) any commissions owed to third parties, (xiii) all current liabilities for Taxes (whether or not properly accrued or required to be accrued), and (xiv) any guarantee or suretyship (including by way of a “keep well” or other similar undertaking) of any of the foregoing obligations; provided, however, that Indebtedness of the Company and its Subsidiaries shall not include (A) Transaction Expenses, (B) Shareholder Obligations, (C) to the extent accounted for in the calculation of Closing Net Working Capital, accounts payable, (D) to the extent accounted for in the calculation of Closing Net Working Capital, accrued expenses and liabilities arising in the Ordinary Course of Business (other than interest, fees, amortization, and other similar payments in connection with Indebtedness for borrowed money), (E) any indebtedness arranged by Parent or any of its Affiliates (other than indebtedness existing prior to the Effective Time and arranged by the Company or its Subsidiaries), (F) any intercompany indebtedness or obligations between the Company and its Subsidiaries or (G) any other amount to the extent accounted for in the calculation of Closing Net Working Capital. “Indemnification Escrow Amount” means $900,000. “Indemnification Escrow Fund” has the meaning assigned to such term in Section 2.15(a). “Indemnitee” has the meaning assigned to such term in Section 10.5(a). “Indemnity Administrator” has the meaning assigned to such term in Section 10.5(a). “Independent Accountant” means a nationally or regionally recognized independent accounting firm mutually agreed to by the Shareholder Representatives and Parent. “Information Statement” has the meaning assigned to such term in Section 5.1(b). “Intellectual Property” means all of the following, whether in the United States or any foreign jurisdiction: (i) patents, patent applications, patent disclosures and inventions, and all related continuations, continuations-in-part, divisionals, provisionals, reissues, renewals, re-examinations, substitutions and extensions thereof, (ii) internet domain names, social media accounts, registered and unregistered trademarks, service marks, and trade names, and applications therefor, along with names, corporate or brand names, logos, slogans, trade dress, design rights and other similar designations of source, sponsorship, association or origin, together with the goodwill symbolized by any of the foregoing, (iii) registered and unregistered copyrights and copyrightable subject matter, including author, performer, moral and neighboring rights, and registrations and applications for registration thereof, (iv) rights in Software, semiconductor chips and mask works, and registrations and applications for registration thereof, (v) Trade Secrets, (vi) social media accounts and websites,

SMRH:484497247.47 -12- SM01DOCS\1200417.35 and the content found thereon and related thereto, and (vii) all other rights in ideas, know-how, inventions, proprietary processes, formulae, models and methodologies. “Interim Balance Sheet” has the meaning assigned to such term in Section 3.6(a). “Interim Financial Statements” has the meaning assigned to such term in Section 3.6(a). “IP Licenses” has the meaning assigned to such term in Section 3.19(c). “IRS” means the U.S. Internal Revenue Service. “Knowledge of the Company” means the actual knowledge of the Persons listed on Schedule 1.1(c) after reasonable inquiry of one or more other Persons listed on Schedule 1.1(c). Notwithstanding anything to the contrary in this Agreement, reasonable inquiry shall not require any Person listed on Schedule 1.1(c) to perform any inquiry of any Person who is not identified on Schedule 1.1(c). Any Person claiming that a Person listed on Schedule 1.1(c) has actual knowledge shall have the burden of proving that such Person possesses such actual knowledge. “Knowledge of Parent” means the actual knowledge of the Persons listed on Schedule 1.1(d). Notwithstanding anything to the contrary in this Agreement, reasonable inquiry shall not require any Person listed on Schedule 1.1(d) to perform any inquiry of any Person who is not identified on Schedule 1.1(d). Any Person claiming that a Person listed on such Schedule 1.1(d) has actual knowledge shall have the burden of proving that such Person possesses such actual knowledge. “Law” means any federal, state, local, foreign or supranational law, statute, regulation, ordinance, rule, judgment, order, decree, award, approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, or other governmental restriction or any similar requirement, form of decision or approval of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Entity in effect as of the Agreement Date. “Leased Real Property” has the meaning assigned to such term in Section 3.15(b). “Letter of Transmittal” has the meaning assigned to such term in Section 2.14(b). “Liens” means all liens, pledges, charges, mortgages, deeds of trust, claims, security interests, purchase options, restrictions on transfer, options or other encumbrances. “Losses” means all losses, costs, interest, charges, expenses (including court costs and reasonable attorneys’ fees and disbursements and costs of litigation), obligations, liabilities, settlement payments, awards, judgments, fines, penalties, damages, assessments or deficiencies. “Made Available” means, with respect to any document or other material, such document or other material has been uploaded to the electronic data room maintained by the Company and its financial advisors for purposes of the transactions contemplated hereby at least one (1) Business Day prior to the Agreement Date, as evidenced by a flash drive, DVD or other tangible medium delivered

SMRH:484497247.47 -13- SM01DOCS\1200417.35 to Parent within three (3) Business Days after the Agreement Date of all documents and other materials in the electronic data room as of the third Business Day prior to the Agreement Date. “Material Adverse Effect” means an event, circumstance, development, condition, occurrence, fact, change or effect that, individually or in the aggregate with all other events, circumstances, developments, conditions, occurrences, facts, changes or effects, has caused, or would reasonably be expected to cause, a material adverse effect on (i) the ability of the Company to consummate the transactions contemplated by this Agreement or (ii) the business, assets, liabilities, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, in each case, taken as a whole; provided, however, that no event, circumstance, development, condition, occurrence, fact, change or effect resulting from any of the following shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Material Adverse Effect so long as, in the case of each of subsections (A) through (D) of this definition, such event, circumstance, development, condition, occurrence, fact, change or effect does not disproportionately impact the Company and its Subsidiaries compared to other companies that operate in the same industry or industries as the Company and its Subsidiaries and as compared to their industry as a whole: (A) changes in global or national economic, monetary, or financial conditions, including changes in prevailing interest rates, credit markets, currency exchange rates, market conditions, the price of commodities or raw materials used in the business of the Company or any of its Subsidiaries and changes related to or arising with respect to the Trans-Pacific Partnership or related to or arising with respect to the European Union (including the exit of the United Kingdom therefrom), (B) changes or trends in the industry in which the Company and its Subsidiaries operate, (C) changes in global or national political conditions, including the outbreak or escalation of war or similar hostilities, acts of terrorism and the abrogation of treaties, (D) changes in applicable Law or the interpretation thereof or changes in GAAP or the interpretation thereof after the Agreement Date, (E) any failure by the Company or its Subsidiaries to meet any projections or forecasts or estimates of revenue or earnings for any period (it being understood that, subject to the exceptions set forth in this definition, the underlying causes of such failures may otherwise cause, or assist in causing, the occurrence of a Material Adverse Effect), (F) changes, including impacts on relationships with customers, suppliers, employees, labor organizations or governmental entities, in each case to the extent attributable to any announcement made in accordance with this Agreement regarding this Agreement or the transactions contemplated hereby, including as a result of the identity of Parent or plans or announced intentions of Parent with respect to the Company, (G) any effect arising out of any action required to be taken by this Agreement, any action required not to be taken by this Agreement, or any action expressly permitted to be taken under this Agreement, including any failure to take an action requiring consent of Parent requested to be taken by the Company or the Shareholder Representatives for which consent is not provided, or taken by the Company or any of its Subsidiaries or any of their respective Affiliates with the prior written and fully informed consent or at the request of Parent or Merger Sub, (H) effects to the extent resulting from any acts or omissions of Parent or Merger Sub after the date of this Agreement, other than actions or omissions specifically contemplated by this Agreement, or (I) any of the matters to the extent disclosed on the Company Disclosure Schedule. For the avoidance of doubt, a Material Adverse Effect shall be measured only against the past performance of the Company and its Subsidiaries taken as a whole and not against any forward-looking statements, financial projections or forecasts of the Company or its Subsidiaries.

SMRH:484497247.47 -14- SM01DOCS\1200417.35 “Material Contracts” has the meaning assigned to such term in Section 3.18(a). “Measurement Time” means 12:01 am on the Closing Date. “Merger” has the meaning assigned to such term in the recitals to this Agreement. “Merger Consideration” has the meaning assigned to such term in Section 2.10. “Merger Sub” has the meaning assigned to such term in the opening paragraph of this Agreement. “Most Recent Balance Sheet Date” has the meaning assigned to such term in Section 3.6(a). “Multiemployer Plan” has the meaning assigned to such term in Section 3.11(a). “Necessary Shareholder Approval” has the meaning assigned to such term in Section 3.4. “New Plans” has the meaning assigned to such term in Section 6.1. “Non-Negotiated Vendor License” means a Contract (a) for Software which is not included, incorporated or embedded in, linked to, combined, distributed or made available with any Company Software or any other Company Product, and (b) that (i) grants to the Company or any of its Subsidiaries a non-exclusive license to download or use generally commercially available, non- customized Software or a non-exclusive right to access and use the functionality of such Software on a hosted or “software-as-a-service” basis (and does not include any other Intellectual Property licenses other than licenses incidental to such permitted use), (ii) does not require the Company to pay any license fee, subscription fee, service fee or other amount except for a one-time license fee of no more than $50,000 or ongoing subscription or service fees of no more than $20,000 per year, and (iii) is not a license for Open Source Technology. “Non-Owned Intellectual Property” means all Intellectual Property currently used by the Company or any of its Subsidiaries, whether in their respective businesses or operations, by their respective goods, products or services, or otherwise, that is not Owned Intellectual Property. “Non-U.S. Benefit Plans” has the meaning assigned to such term in Section 3.11(a). “OCI” has the meaning assigned to such term in Section 3.25(f). “OFAC Sanctions Regulations” has the meaning assigned to such term in Section 3.22(a). “Old Plans” has the meaning assigned to such term in Section 6.1. “Open Source Technology” means any Software or other Intellectual Property that is subject to or licensed, provided, distributed or made available under any open source license (including any Copyleft License), including any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, or is otherwise licensed, provided, distributed or

SMRH:484497247.47 -15- SM01DOCS\1200417.35 made available in source code or equivalent form under terms that permit modification and redistribution of such Software or other Intellectual Property. “Option” means any option to purchase Company Common Stock granted under the Stock Option Plans. “Option Termination Agreement” has the meaning assigned to such term in Section 2.14(c). “Orally Threatened” or “Orally Notified,” or words to similar effect, mean, to the actual knowledge of the Persons listed on Schedule 1.1(e), orally threatened, notified or communicated, as applicable, on or after January 1, 2017 (notwithstanding any earlier date referenced with respect to any related written threat, notification or other communication). “Order” means any outstanding order, judgment, writ, injunction, stipulation, decision, award, ruling or decree of any of any Governmental Entity. “Ordinary Course of Business” means with respect to an action taken by a Person, that such action is in the ordinary course of commercial operations consistent with such Person’s previous practices. No violation of any Law, Order, Contract or Benefit Plan shall be deemed in the Ordinary Course of Business. “Organizational Documents” means the Articles of Incorporation and Bylaws, as amended, of the Company. “Outside Date” has the meaning assigned to such term in Section 9.1(b)(i). “Owned Intellectual Property” means all Intellectual Property in which the Company or any of its Subsidiaries currently has an ownership interest. “Parent” has the meaning assigned to such term in the opening paragraph of this Agreement. “Parent Disclosure Schedule” has the meaning assigned to such term in the opening paragraph of Article IV. “Parent Fundamental Representations” has the meaning assigned to such term in Section 10.1(a). “Parent Indemnified Parties” has the meaning assigned to such term in Section 10.2. “Parent-Prepared Tax Returns” has the meaning assigned to such term in Section 7.1(a). “Parent RWI Policy” has the meaning assigned to such term in Section 4.13. “Party” or “Parties” has the meaning ascribed to such term in the opening paragraph of this Agreement. “Paying Agent” means Epiq Corporate Restructuring.

SMRH:484497247.47 -16- SM01DOCS\1200417.35 “Paying Agent Agreement” means the Paying Agent Agreement dated as of the Closing Date to be entered into by and among Parent, the Paying Agent and the Escrow Agent, in such form as may be mutually agreed by Parent, the Company and the Shareholder Representatives. “PEO Arrangement” means the professional employer organization relationship under that certain Client Services Agreement, dated November 11, 2014, entered into between ADP TotalSource, Inc. and Themis. “Per Share Closing Participation Amount” means the Closing Participation Merger Consideration divided by the Fully Diluted Share Number. “Per Share Common Preference Amount” means $0.40, subject to adjustment as provided in Section 4(c) of the Articles of Incorporation, plus any accrued but unpaid dividends on the Company Common Stock. “Per Share Preferred Preference Amount” means $0.40, subject to adjustment as provided in Sections 2(c) and 4(b) of the Articles of Incorporation, plus any accrued but unpaid dividends on the Series B Preferred Stock. “Permits” means all licenses, permits, franchises, certificates, approvals, registrations, authorizations, consents or orders of, or filings with, any Governmental Entity. “Permitted Liens” means the following Liens: (i) Liens for Taxes, assessments or other governmental charges or levies that are not yet due or payable or that are being contested by appropriate proceedings and for which adequate reserves are maintained in the Closing Net Working Capital, (ii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, workmen, repairmen and other Liens imposed by Law and arising in the Ordinary Course of Business of the Company or any of its Subsidiaries, (iii) Liens relating to deposits made in the Ordinary Course of Business of the Company or any of its Subsidiaries in connection with workers’ compensation, unemployment insurance or other types of social security, (iv) zoning ordinances, variances, conditional use permits and similar regulations, permits, approvals and conditions on real property that do not materially affect the use of such real property as used or contemplated to be used by the Company or any of its Subsidiaries, (v) Liens not created by the Company or any of its Subsidiaries that affect the underlying fee interest of any Leased Real Property, including master leases or ground leases, easements (including for gas pipelines and power lines), declarations, covenants, rights-of-way, restrictions and other charges, instruments or encumbrances, that do not materially affect the use of such Leased Real Property as used by the Company or any of its Subsidiaries as of the Agreement Date, and (vi) Liens that will be removed prior to or in connection with the Closing with no expenditure required on the part of Parent or Merger Sub. “Person” means any individual or Entity. “Post-Closing Adjustment” has the meaning assigned to such term in Section 2.20(b)(iii). “Post-Signing Interim Financial Statements” has the meaning assigned to such term in Section 5.17(b).

SMRH:484497247.47 -17- SM01DOCS\1200417.35 “Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date. “Pre-Closing Taxes” means (i) all Taxes of the Company and its Subsidiaries for all Pre- Closing Tax Periods and, with respect to any Straddle Period, all Taxes that relate to the portion of the Straddle Period ending on the Closing Date, (ii) all Taxes arising in any tax period ending after the Closing Date attributable to the inclusion of any item of income or exclusion of any item of deduction solely resulting from any breach of or inaccuracy in the representation made in Section 3.16(j), (iii) any and all liability for payment of amounts described in clause (i) or (ii) of this definition whether as a result of transferee liability, of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of Law; and (iv) any liability for the payment of amounts described in clause (i), (ii) or (iii) of this definition as a result of any tax sharing, tax indemnity or tax allocation agreement, or any other express or implied agreement to indemnify any other Person for taxes. The amount of Tax that relates to the portion of a Straddle Period ending on the Closing Date shall: (a) in the case of any Taxes other than Taxes imposed upon or related to income or receipts, be deemed to be the amount of such Tax for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the taxable period ending on the Closing Date, and the denominator of which is the number of days in the entire taxable period, and (b) in the case of any Tax based upon or related to income or receipts, be deemed to be equal to the amount that would be payable if the relevant taxable period ended immediately on the Closing Date. “Preferred Bidder Status” has the meaning assigned to such term in Section 3.25(c). “Preferred Preference Merger Consideration” means the Per Share Preferred Preference Amount multiplied by the number of shares of Series B Preferred Stock outstanding immediately prior to the Effective Time. “Pro Rata Share” means, with respect to any Former Holder of Company Capital Stock or Exchanged Options, such Person’s percentage ownership interest in the Company as of immediately prior to the Effective Time, determined by dividing (i) the sum of (A) the number of shares of Company Common Stock owned of record by such Person as of immediately prior to the Effective Time, plus (B) the number of shares of Company Common Stock issuable upon conversion of all shares of Series B Preferred Stock owned of record by such Person as of immediately prior to the Effective Time, plus (C) the number of shares of Company Common Stock issuable upon exercise in full of all Exchanged Options held by such Person, by (ii) the Fully Diluted Share Number. “Purchase Price” means $180,000,000. “Realized Tax Benefit” means the amount of any cash Tax savings actually realized for any taxable period or portion thereof beginning after the Closing Date and ending on or before December 31, 2018 calculated by measuring the difference between the amount of Taxes that Parent or its Affiliates (including the Surviving Corporation and the Subsidiaries after the Closing Date) would pay to a Taxing Authority without taking into account any deductions, credits, losses or other Tax attributes resulting from the Tax Benefits first arising in such taxable period (and without regard to any net operating, capital loss or other carryforwards from a taxable period or portion thereof ending on or prior to the Closing Date) and the amount of Taxes that Parent or its Affiliates (including the

SMRH:484497247.47 -18- SM01DOCS\1200417.35 Surviving Corporation and the Subsidiaries after the Closing Date) actually pay taking into account the deductions, credits, losses or other Tax attributes resulting from the Tax Benefits, assuming that such deductions, credits, losses or other Tax attributes are the last item of deduction, credit, losses or other Tax attributes on any Tax Return. “Reference Date” means December 31, 2014. “Registered Owned Intellectual Property” has the meaning assigned to such term in Section 3.19(a). “Related Party” means, with respect to any Person, (i) if such Person is an Entity, the officers and directors of such Person or of its Subsidiaries and any equityholders holding more than 10% of the then-outstanding voting power of such Person or its Subsidiaries, (ii) any immediate family member of any such officer, director or equityholder and (iii) any Entity in which any such officer, director, equityholder or immediate family member holds more than 10% of the then-outstanding voting power or economic interest. “Released Parties” has the meaning assigned to such term in Section 5.10(b). “Releasing Parties” has the meaning assigned to such term in Section 5.10(b). “Required Consents” has the meaning assigned to such term in Section 8.2(f). “Resolution Period” has the meaning assigned to such term in Section 2.20(c)(ii). “Review Period” has the meaning assigned to such term in Section 2.20(c)(i). “Scheduled Indemnity Matter” has the meaning assigned to such term in Section 10.2(a)(vii). “SDN List” has the meaning assigned to such term in Section 3.22(b). “SEC” means the Securities and Exchange Commission. “Secondary Indemnitor” has the meaning assigned to such term in Section 5.8(e). “Secondary Insurer” has the meaning assigned to such term in Section 5.8(e). “Securities Act” means the Securities Act of 1933, as amended. “Seller Released Parties” has the meaning assigned to such term in Section 5.10(a). “Seller Releasing Parties” has the meaning assigned to such term in Section 5.10(a). “Series A Preferred Stock” has the meaning assigned to such term in Section 3.2(a). “Series B Preferred Stock” has the meaning assigned to such term in Section 3.2(a). “Shareholder Indemnified Parties” has the meaning assigned to such term in Section 10.3.

SMRH:484497247.47 -19- SM01DOCS\1200417.35 “Shareholder Notice” has the meaning assigned to such term in Section 5.1(b). “Shareholder Obligations” means those notes payable to the Company or Themis by the holders of Company Capital Stock listed on Schedule 1.1(f). “Shareholder Obligations Amount” means the aggregate amount of principal and accrued interest outstanding under the Shareholder Obligations as of immediately prior to the Effective Time. “Shareholder Obligors” means those holders of Company Capital Stock obligated under Shareholder Obligations listed on Schedule 1.1(g). “Shareholder Representatives” has the meaning assigned to such term in the opening paragraph of this Agreement. “Shareholder Representative Expense Amount” means $500,000. “Shareholder Representative Expenses” has the meaning assigned to such term in Section 11.12(d). “Shareholder Representative Fund” has the meaning assigned to such term in Section 2.15(c). “Software” means any software or computer program, including firmware and other software embedded in hardware devices, whether in the form of source code, assembly code, script, interpreted language, instruction sets or binary or object code (including compiled and executable programs), and including any library, component or module of any of the foregoing, together with any related (i) default configuration and runtime files needed for the proper and complete operation of the Software, (ii) user or administrator documentation, training materials and other help files, and (iii) databases and database schema. With respect to source code, “Software” also includes (A) all code written in any programming language or scripting language, (B) developer documentation and diagrams, including those relating to algorithms, databases, APIs, classes or specifications, (C) header or interface definition files, (D) specifications, including database schema, (E) runtime and interpreted data and files used in the generation of the Software in distributable format, (F) performance metrics, bug and feature lists, and build, release and change control manifests, (G) testing, validation, verification and quality assurance materials, including unit tests, and (H) bug report/resolution and user support/resolution databases. “Solvent” has the meaning assigned to such term in Section 4.6. “Statement of Objections” has the meaning assigned to such term in Section 2.20(c)(ii). “Stock Option Plans” means the Company’s 2003 Stock Option Plan, as amended, and the Company’s 2014 Stock Option Plan. “Straddle Period” means any taxable period beginning on or before the Closing Date and ending after the Closing Date.

SMRH:484497247.47 -20- SM01DOCS\1200417.35 “Subsidiary” means, with respect to any Person, any Entity of which (i) such Person directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions, or (ii) such Person is a general partner or managing member. “Support Agreement” has the meaning assigned to such term in the recitals of this Agreement. “Supporting Equityholders” means each of the holders of Company Capital Stock and/or Options listed on Schedule 1.1(h). “Survival Period” has the meaning assigned to such term in Section 10.1(a). “Surviving Corporation” has the meaning assigned to such term in Section 2.1. “Target Net Working Capital” means $10,000,000. “Tax” means any and all federal, state, local or foreign income, profits, license, severance, occupation, windfall profits, capital gains, capital stock, transfer, registration, social security, production, franchise, gross receipts, payroll, sales, employment, use, property, escheat, abandoned or unclaimed property, excise, value added, estimated, stamp, alternative or add-on minimum, withholding, or other taxes, fees, assessments or charges of any kind whatsoever imposed by any Tax Authority, including any interest and penalties imposed with respect to such amounts. “Tax Authority” means any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi- governmental body exercising Tax regulatory authority. “Tax Benefits” means the aggregate amount of the following items, without duplication, to the extent actually Tax deductible for Income Tax purposes: (i) all fees, costs and expenses included in Transaction Expenses, (ii) compensation attributable to payments by the Company or its Subsidiaries resulting from the Transactions, including the Employee Liabilities and the Exchanged Options (and including, to the extent made after Closing, payments of such amounts made by Parent, the Surviving Corporation or its Subsidiaries), and (iii) the capitalized and unamortized portion of any financing fees or expenses of the Company or its Subsidiaries resulting from the repayment of any loans or other obligations in connection with the Transactions. “Tax Proceeding” means any audit, examination, contest, litigation or other proceeding with or against any Tax Authority. “Tax Return” means any return, declaration, report, claim for refund or information return or statement required to be filed with any Tax Authority relating to Taxes, including any attached schedules or attachments, amendments, or supplements thereto. “Third Party Claim” has the meaning assigned to such term in Section 10.5(a).

SMRH:484497247.47 -21- SM01DOCS\1200417.35 “Themis” means Themis Computer, a California corporation that the Company represents herein is wholly owned by the Company. “Themis SARL” means Themis Computer SARL, a French limited liability company that the Company represents herein is wholly owned by Themis. “Top Customer” has the meaning assigned to such term in Section 3.21(a). “Top Supplier” has the meaning assigned to such term in Section 3.21(a). “Trade Secrets” means trade secrets and other confidential information, including ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information, solely to the extent that any of the foregoing derives independent economic value, actual or potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure or use. “Transaction Expenses” means, without duplication, the aggregate amount of all fees, costs and expenses including (i) fees, costs and expenses of legal counsel, accountants, investment bankers, experts, consultants, brokers and other representatives and consultants; (ii) appraisal fees, costs and expenses; (iii) travel, lodging, entertainment and associated expenses; (iv) amounts directly payable by the Shareholder Representatives or the Former Holders of Company Capital Stock or Exchanged Options hereunder in connection with the transactions contemplated hereby; and (v) amounts directly or indirectly incurred by the Company or any of its Subsidiaries in connection with the consideration of, and planning for, the negotiation of, the performance of and all of the efforts to implement, this Agreement and the Ancillary Documents and the transactions contemplated hereby and thereby, including the consummation thereof, that remain unpaid immediately prior to Closing. “Transfer Taxes” has the meaning assigned to such term in Section 7.3. “Updated Schedule” has the meaning assigned to such term in Section 5.16. “U.S. Benefit Plans” has the meaning assigned to such term in Section 3.11(a). “USCO” has the meaning assigned to such term in Section 3.19(a). “USPTO” has the meaning assigned to such term in Section 3.19(a). “WARN Act” has the meaning assigned to such term in Section 3.12(e). “Written Consent” has the meaning assigned to such term in the recitals to this Agreement.

SMRH:484497247.47 -22- SM01DOCS\1200417.35 ARTICLE II THE MERGER 2.1 The Merger. On the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, and in accordance with the CGCL, at the Effective Time, Merger Sub shall be merged with and into the Company and, as a result thereof, the separate corporate existence of Merger Sub shall cease. The Company shall be the surviving corporation in the Merger (sometimes referred to herein as the “Surviving Corporation”). As a result of the Merger, the Surviving Corporation shall become a wholly owned Subsidiary of Parent. 2.2 Effective Time. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date, the Company, Parent and Merger Sub shall (i) cause an agreement of merger substantially in the form attached hereto as Exhibit C or in such other form as may be mutually agreed by Parent, Merger Sub and the Company (the “Agreement of Merger”) to be duly executed by the Company and Merger Sub and filed with the Secretary of State of the State of California in accordance with the relevant provisions of the CGCL together with the officers’ certificates required by the CGCL, and (ii) make all other filings or recordings required under the CGCL in connection with the Merger. The Merger shall become effective on the date that the Agreement of Merger has been duly filed with the Secretary of State of the State of California at such time on such date as shall be agreed by the Company and Parent in writing prior to the Closing Date (the effective time of the Merger being hereinafter referred to as the “Effective Time”). 2.3 Effects of Merger. The Merger shall have the effects set forth herein, in the Agreement of Merger and in the applicable provisions of the CGCL. Without limiting the generality of the foregoing and subject thereto, from and after the Effective Time, all property, assets, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation. 2.4 Articles of Incorporation; Bylaws. At the Effective Time, (i) the articles of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law, and (ii) the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof or as provided by applicable Law; provided, however, that in each case the name of the corporation set forth therein shall be changed to the name of the Company. 2.5 Directors and Officers of the Surviving Corporation. The directors and officers of Merger Sub, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the initial directors and officers, respectively, of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation. 2.6 Conversion of Shares. At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, the Company or any holder of Company Capital Stock:

SMRH:484497247.47 -23- SM01DOCS\1200417.35 (a) Cancellation of Certain Company Capital Stock. Shares, if any, of Company Capital Stock that are owned by Parent, Merger Sub or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned Subsidiaries immediately prior to the Effective Time (the “Cancelled Shares”), shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor. Cancelled Shares shall exclude any shares held in trust accounts, managed accounts and the like or otherwise held in a fiduciary or agency capacity that are beneficially owned by third parties. (b) Conversion of Series B Preferred Stock. Each share of Series B Preferred Stock issued and outstanding as of immediately prior to the Effective Time (other than (i) Cancelled Shares, if any, and (ii) Dissenting Shares, if any) shall be converted into the right to receive, upon delivery of a duly executed and completed Letter of Transmittal and surrender of a Certificate formerly representing such share of Series B Preferred Stock in the manner provided in Section 2.14, without interest, an amount in cash equal to the Closing Per Share Preferred Merger Consideration, together with any amounts that may become payable in respect of such share of Series B Preferred Stock in the future from the Adjustment Escrow Fund or Indemnification Escrow Fund as provided in this Agreement and the Escrow Agreement, in each case, at the respective times and subject to the terms and conditions specified herein and therein, as applicable, and such share of Series B Preferred Stock after such conversion shall automatically be cancelled and retired and shall cease to exist and the holder thereof shall cease to have any other rights with respect thereto. (c) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Cancelled Shares, if any, and (ii) Dissenting Shares, if any) shall be converted into the right to receive, upon delivery of a duly executed and completed Letter of Transmittal and surrender of a Certificate formerly representing such share of Company Common Stock in the manner provided in Section 2.14, without interest, an amount in cash equal to the Closing Per Share Common Merger Consideration, together with any amounts that may become payable in respect of such share of Company Common Stock in the future from the Adjustment Escrow Fund or Indemnification Escrow Fund as provided in this Agreement and the Escrow Agreement, in each case, at the respective times and subject to the terms and conditions specified herein and therein, as applicable, and such share of Company Common Stock after such conversion shall automatically be cancelled and retired and shall cease to exist and the holder thereof shall cease to have any other rights with respect thereto. (d) Conversion of Merger Sub Capital Stock. Each share of common stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation (and the shares of the Surviving Corporation into which the Merger Sub shares are so converted shall be the only shares of capital stock of the Surviving Corporation that will be issued and outstanding immediately after the Effective Time). Each certificate representing shares of common stock of Merger Sub outstanding immediately prior to the Effective Time will evidence ownership of such securities of the Surviving Corporation at the Effective Time and thereafter.

SMRH:484497247.47 -24- SM01DOCS\1200417.35 2.7 Treatment of Options. (a) At the Closing, each Option (or portion thereof) that is outstanding and unexercised immediately prior to the Closing, whether then vested or unvested, shall, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holders of such Options or any other Person, be automatically cancelled, and the holder of each such Option shall cease to have any rights with respect thereto other than the right to receive, subject to delivery of an executed Option Termination Agreement, (i) an amount in cash, without interest, equal to the product of (A) the aggregate number of shares of Company Common Stock subject to such cancelled Option immediately prior to the Closing, multiplied by (B) the excess of the Closing Per Share Common Merger Consideration over the per share exercise price under such Exchanged Option, and (ii) any amounts that may become payable in respect of such Exchanged Option in the future from the Adjustment Escrow Fund or the Indemnification Escrow Fund as provided in this Agreement and the Escrow Agreement, in each case at the respective times and subject to the terms and conditions specified herein and therein, as applicable. (b) The Exchanged Options Exercise Price shall, notwithstanding the fact that such amount will not be paid to the Company or Themis by the holders thereof, (i) be taken into account for purposes of (A) determining the Closing Participation Merger Consideration payable to the Former Holders of Company Capital Stock and Exchanged Options, as applicable, as part of the Closing Merger Consideration and (B) allocating such Closing Merger Consideration among all Former Holders of Company Capital Stock and Exchanged Options in accordance with the terms hereof, and (ii) be subtracted from the Closing Merger Consideration otherwise payable at Closing to the Former Holders of Exchanged Options. (c) Promptly after the Agreement Date, the Company and the Company Board, as applicable, shall adopt any resolutions and take any actions necessary to (i) effectuate the provisions of Section 2.7(a) and (ii) cause the Stock Option Plans to terminate at or prior to the Closing. 2.8 Dissenting Shares. (a) Notwithstanding anything in this Agreement to the contrary, shares of Company Capital Stock, if any, as to which the holder thereof shall have (i) properly demanded that the Company purchase such shares of Company Capital Stock for fair market value in accordance with, and otherwise complied with and perfected such holder’s rights under, the provisions of Chapter 13 of the CGCL (“Chapter 13”), and (ii) not effectively withdrawn or lost such holder’s rights to demand purchase for such shares of Company Capital Stock for fair market value pursuant to Chapter 13 (any such shares, “Dissenting Shares”), shall not be converted into the right to receive the applicable Merger Consideration payable pursuant to Section 2.6, but instead at the Effective Time shall become entitled only to payment from the Surviving Corporation of the fair market value of such shares of Company Capital Stock determined in accordance with Chapter 13, without interest (it being understood and acknowledged that (A) at the Effective Time, such Dissenting Shares shall no longer be outstanding, shall automatically be cancelled, and shall cease to exist, and such holder shall cease to have any rights with respect thereto other than the right to receive the fair market value of such Dissenting Shares as determined in accordance with Chapter 13, and (B) Parent shall be entitled to retain or receive all Merger Consideration to which such Dissenting Shares would have

SMRH:484497247.47 -25- SM01DOCS\1200417.35 been entitled pursuant to Section 2.6 had such shares of Company Capital Stock not been Dissenting Shares); provided, however, that if any such holder shall fail to perfect or otherwise shall waive, withdraw, or lose the right to payment of the fair market value of such Dissenting Shares under Chapter 13, then (I) the right of such holder to be paid the fair market value of such holder’s Dissenting Shares pursuant to Chapter 13 shall cease, (II) such shares of Company Capital Stock shall cease to be Dissenting Shares, (III) such shares of Company Capital Stock shall be deemed to have been converted as of the Effective Time into, and to have become exchangeable solely for the right to receive, without interest or duplication, the portion of the Merger Consideration, if any, to which such holder is entitled under Section 2.6 and (IV) Parent shall pay to the Paying Agent (for remittance to such holder) any portion of the Merger Consideration retained, or received from the Paying Agent, in respect of such previously Dissenting Shares. (b) As soon as practicable after the approval of this Agreement and the principal terms of the Merger by the Company’s shareholders, to the extent required by the CGCL, and in any event not later than ten (10) days following such approval, the Company shall mail to each shareholder of the Company that is entitled to such notice (pursuant to Chapter 13), a notice of approval of this Agreement and the principal terms of the Merger, which notification shall include the information and materials required by Section 1301(a) of the CGCL (including the price determined by the Company to represent the fair market value of any Dissenting Shares). (c) The Company shall give Parent (i) prompt notice of any written demand received by the Company prior to the Effective Time for the Company to purchase shares of Company Capital Stock pursuant to Chapter 13, and of any other demands, notices or instruments delivered to the Company prior to the Effective Time pursuant to the CGCL relating to rights to be paid the fair market value of Dissenting Shares, and (ii) the opportunity to participate in, but not control, all negotiations and proceedings with respect to any such demands, notices or instruments. Prior to the Effective Time, the Company will not, except with the prior written consent of Parent or as otherwise required by a Governmental Entity, make any payment with respect to any such demand, or offer to settle or settle any such demand, or agree to any of the foregoing. 2.9 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 9:00 a.m., Pacific Time, as promptly as practicable (but in no event later than the second Business Day) after the last of the conditions to Closing set forth in Article VIII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date, but subject to the satisfaction or (to the extent permitted by Law) waiver of those conditions at the Closing), at the offices of Bryan Cave LLP, 120 Broadway, Suite 300, Santa Monica, California 90401, or at such other time or on such other date or at such other place as the Company and Parent may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”); provided, however, that the Closing Date shall not occur in calendar year 2017. 2.10 Merger Consideration. The aggregate consideration (such amount, the “Merger Consideration”) payable by Parent to the holders of Company Capital Stock and holders of Exchanged Options pursuant to the terms of this Agreement shall be an amount equal to (i) the Closing Merger Consideration, plus (ii) that portion of the Adjustment Escrow Fund and

SMRH:484497247.47 -26- SM01DOCS\1200417.35 Indemnification Escrow Fund, and the Post-Closing Adjustment, if any, that the Former Holders of Company Capital Stock or Exchanged Options become entitled to receive pursuant to the terms of this Agreement and the Escrow Agreement, minus (iii) the Post-Closing Adjustment, if any, that Parent becomes entitled to receive pursuant to the terms of this Agreement, plus (iv) the Shareholder Representative Expense Amount. 2.11 Closing Merger Consideration. At the Closing, Parent shall make payments in accordance with Section 2.13(b) and the Consideration Spreadsheet, in an amount equal to the result of (i) the Preferred Preference Merger Consideration, plus (ii) the Common Preference Merger Consideration, plus (iii) the Closing Participation Merger Consideration, minus (iv) the Exchanged Options Exercise Price minus (v) the Shareholder Obligations Amount (the result of immediately preceding clauses (i) – (v), the “Closing Merger Consideration”). For purposes hereof, the “Closing Participation Merger Consideration” shall be equal to the result of the following: (a) the Purchase Price; plus (b) the Exchanged Options Exercise Price; plus (c) the Shareholder Obligations Amount; plus (d) the amount, if any, by which the Estimated Closing Net Working Capital exceeds the Target Net Working Capital; minus (e) the amount, if any, by which the Target Net Working Capital is greater than the Estimated Closing Net Working Capital; minus (f) the Preferred Preference Merger Consideration; minus (g) the Common Preference Merger Consideration; minus (h) the Indemnification Escrow Amount; minus (i) the Adjustment Escrow Amount; minus (j) the Shareholder Representative Expense Amount; minus (k) the aggregate amount of Closing Indebtedness as set forth on the Estimated Closing Indebtedness Certificate; plus (l) the aggregate amount of Closing Cash as set forth on the Estimated Closing Cash Certificate; minus (m) the amount of unpaid Transaction Expenses as set forth in the Estimated Closing Transaction Expenses Certificate.

SMRH:484497247.47 -27- SM01DOCS\1200417.35 2.12 Pre-Closing Deliveries. The Company shall deliver to Parent the following: (a) at least two (2) Business Days prior to the Closing, the Estimated Closing Transaction Expenses Certificate; (b) at least two (2) Business Days prior to the Closing, the Estimated Closing Indebtedness Certificate; (c) at least two (2) Business Days prior to the Closing, the Estimated Closing Cash Certificate; (d) at least three (3) Business Days prior to the Closing, the forms of the payoff letters referenced in Section 2.13(a)(x); (e) the Estimated Closing Net Working Capital Statement as contemplated in Section 2.20(a); (f) the Consideration Spreadsheet as contemplated in Section 2.21(a); and (g) at least two (2) Business Days prior to the Closing, the Post-Signing Interim Financial Statements. 2.13 Closing Deliveries. (a) At the Closing, the Company shall deliver, or cause to be delivered, to Parent the following: (i) the Escrow Agreement, the Paying Agent Agreement and each other Ancillary Document to which the Shareholder Representatives are a signatory duly executed by the Shareholder Representatives; (ii) a certificate, dated the Closing Date, in a form reasonably acceptable to Parent, duly executed by the chief executive officer of the Company, certifying that each of the conditions set forth in Section 8.2 has been satisfied; (iii) a certificate of the secretary or an assistant secretary (or equivalent officer) of the Company certifying that (A) attached thereto are true and complete copies of (1) all resolutions adopted by the Company Board authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which the Company is a signatory and the consummation of the transactions contemplated hereby and thereby, including the resolutions contemplated by Section 2.7(a) and the Company Recommendation, and (2) the Written Consent evidencing the Necessary Shareholder Approval, and (B) all such resolutions are in full force and effect and are all of the resolutions adopted in connection with the transactions contemplated hereby and thereby;

SMRH:484497247.47 -28- SM01DOCS\1200417.35 (iv) the Articles of Incorporation, certified within five (5) Business Days prior to the Closing by the secretary of state or similar Governmental Entity of the jurisdiction under the Laws in which the Company is organized; (v) a good standing certificate (or its equivalent) from the secretary of state or similar Governmental Entity of the jurisdiction under the Laws in which the Company is organized, dated within five (5) Business Days prior to the Closing; (vi) the FIRPTA Statement; (vii) the Agreement of Merger and each other Ancillary Document to which the Company is a signatory duly executed by an authorized officer of the Company; (viii) a resignation letter from each officer or director of the Company and each of its Subsidiaries whom Parent requested to resign at least five (5) Business Days prior to the Closing, in form and substance reasonably acceptable to Parent; (ix) Option Termination Agreements, duly executed by the holders of at least 90% of the total number of shares of Company Common Stock subject to Options that are outstanding immediately prior to the Closing; (x) a payoff letter (or letters), each in form and substance reasonably acceptable to Parent, with respect to the payment and satisfaction, in full, of all Indebtedness owed to lenders and, as applicable, releases pursuant to UCC-3’s of all Liens relating to any encumbered assets or properties of the Company or its Subsidiaries relating to Indebtedness owed to third party institutional lenders; (xi) documentation evidencing to Parent’s reasonable satisfaction that all Liens (other than Permitted Liens) applicable to the assets or properties of the Company and its Subsidiaries have been, or immediately upon the occurrence of the Closing will be, released and terminated; (xii) a payoff letter (or letters), each in form and substance reasonably acceptable to Parent, with respect to the payment and satisfaction, in full, of any Transaction Expenses outstanding as of the Closing; (xiii) evidence in a form reasonably satisfactory to Parent that each Required Consent has been obtained; (xiv) evidence in a form reasonably satisfactory to Parent that each Contract and Benefit Plan (including the Company 401(k) Plan) listed on Schedule 5.15 has been terminated or will be terminated effective as of the Closing; (xv) evidence in a form reasonably satisfactory to Parent that the 2014 Stock Option Plan has been terminated or will be terminated effective as of the Closing; and

SMRH:484497247.47 -29- SM01DOCS\1200417.35 (xvi) such other documents or instruments as Parent reasonably requests and as are reasonably necessary to consummate the transactions contemplated by this Agreement. (b) At the Closing, Parent shall deliver, or cause to be delivered, to the Company (or such other Person as may be specified herein) the following: (i) the Escrow Agreement, the Paying Agent Agreement and each other Ancillary Document to which Parent is a signatory duly executed by an authorized officer of Parent and, in the case of the Escrow Agreement, executed by the Escrow Agent, and, in the case of the Paying Agent Agreement, duly executed by the Paying Agent; (ii) payment to the Paying Agent, by wire transfer of immediately available funds, of that portion of the Closing Merger Consideration (taking into account Section 2.22(b)) payable pursuant to Section 2.6 in exchange for shares of Company Capital Stock, as set forth in the Consideration Spreadsheet; (iii) payment to the Company or its designee payroll service provider, by wire transfer of immediately available funds, of that portion of the Closing Merger Consideration (taking into account Section 2.7(b)) payable pursuant to Section 2.7 in exchange for the Exchanged Options (which, when such portion of the Closing Merger Consideration is combined with the portion delivered pursuant to the immediately preceding subsection (ii), shall constitute the entire Closing Merger Consideration), as set forth in the Consideration Spreadsheet; (iv) payment to the Escrow Agent, by wire transfer of immediately available funds, of the Adjustment Escrow Amount, as provided in the Consideration Spreadsheet and Section 2.15; (v) payment to the Escrow Agent, by wire transfer of immediately available funds, of the Indemnification Escrow Amount, as provided in the Consideration Spreadsheet and Section 2.15; (vi) payment to the Shareholder Representatives, by wire transfer of immediately available funds, of the Shareholder Representative Expense Amount as provided in the Consideration Spreadsheet and Section 2.15; (vii) payment to third parties, by wire transfer of immediately available funds, that amount of money due and owing from the Company to such third parties as Transaction Expenses, as set forth in the Consideration Spreadsheet; (viii) payment to holders of outstanding Indebtedness, if any, by wire transfer of immediately available funds, that amount of money due and owing from the Company to such holders of outstanding Indebtedness, as set forth in the Consideration Spreadsheet;

SMRH:484497247.47 -30- SM01DOCS\1200417.35 (ix) a certificate, dated the Closing Date and duly executed by an authorized officer of Parent, that each of the conditions set forth in Section 8.2(h) has been satisfied; (x) a certificate of the secretary or an assistant secretary (or equivalent officer) of Parent and Merger Sub certifying that attached thereto are true and complete copies of all resolutions adopted by the boards of directors of Parent and Merger Sub, respectively, authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which it is a signatory and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all of the resolutions adopted in connection with the transactions contemplated hereby and thereby; (xi) the Agreement of Merger duly executed by an authorized officer of Merger Sub; and (xii) such other documents or instruments as the Company reasonably requests and as are reasonably necessary to consummate the transactions contemplated by this Agreement. 2.14 Surrender and Payment. (a) At the Effective Time, all shares of Company Capital Stock outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and, subject to Section 2.8, each holder of a certificate formerly representing any share of Company Capital Stock (each, a “Certificate”) shall cease to have any rights as a shareholder of the Company other than as provided herein. At the Closing, all Options outstanding immediately prior to the Closing shall automatically be cancelled and shall cease to exist, and each holder of record of an Option shall cease to have any rights as a holder of Options other than as provided herein. (b) As promptly as practicable following the Effective Time, and in any event not later than three (3) Business Days thereafter, the Paying Agent shall (A) mail to each holder of Company Capital Stock that was converted pursuant to Section 2.6 into the right to receive applicable Merger Consideration a letter of transmittal in substantially the form attached as Exhibit D (a “Letter of Transmittal”) and instructions for use in effecting the surrender of Certificates (or delivery of an affidavit and agreement of indemnification, if any, as specified in Section 2.19) in exchange for the applicable portion of the Merger Consideration pursuant to Section 2.6, or (B) email to such holder instructions for either (I) completing the Letter of Transmittal over the internet by electronic means, including electronic signature, as instructed by the Paying Agent, including procedures for effecting the surrender of Certificates (or delivering such affidavit), or (II) requesting the Letter of Transmittal and such instructions to be mailed to such holder as provided in the immediately preceding clause (A). The Paying Agent shall, no later than the later of (i) the Business Day after the Closing Date and (ii) two (2) Business Days after receipt of a Certificate (or of an affidavit and agreement of indemnification, if any, as specified in Section 2.19), together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, and any other customary documents that the Paying Agent

SMRH:484497247.47 -31- SM01DOCS\1200417.35 may reasonably require in connection therewith, pay to the holder of such Certificate a cash amount as provided in Section 2.6 with respect to the shares of Company Capital Stock evidenced by such Certificate so surrendered (subject to Section 2.19), and the Certificate shall forthwith be cancelled and retired. Unless otherwise provided herein, no interest shall be paid or shall accrue on any cash payable upon surrender of any Certificate (or upon delivery of an affidavit and agreement of indemnification, if any, as specified in Section 2.19). Until so surrendered, each outstanding Certificate that prior to the Effective Time evidenced shares of Company Capital Stock (other than Dissenting Shares) shall be deemed, from and after the Effective Time and for all purposes, to evidence the right to receive the portion of the Merger Consideration as provided in Section 2.6. If after the Effective Time any Certificate is presented to the Paying Agent, it shall be cancelled and exchanged as provided in this Section 2.14. (c) As promptly as practicable following the Agreement Date and in any event not later than five (5) Business Days thereafter, the Company shall provide to each holder of Options that are outstanding as of such date (A) an option termination agreement substantially in the form attached as Exhibit D (an “Option Termination Agreement”) and instructions for completing, executing and returning such Option Termination Agreement to the Company in exchange for the applicable portion of the Merger Consideration pursuant to Section 2.7, together with (B) any written notice required to be delivered in connection with the transactions contemplated hereby to such holder pursuant to the Stock Option Plan under which such Option was granted and (C) written notice that such holder will be entitled to his or her applicable share of the Merger Consideration for any Options that are outstanding immediately prior to the Closing, but only if the holder delivers a duly executed and completed Option Termination Agreement to the Company. With respect to a holder of Exchanged Options, Parent shall, no later than the later of (i) the Closing Date and (ii) two (2) Business Days after receipt of an Option Termination Agreement duly completed and validly executed in accordance with the instructions thereto, cause the Company or the payroll service provider designated by the Company, as the case may be, to deliver to such holder of Exchanged Options the cash amount such holder has the right to receive pursuant to Section 2.7. (d) Each Former Holder of Company Capital Stock or Exchanged Options shall also be entitled to any amounts that may be payable in the future in respect of his, her or its shares of Company Capital Stock or Exchanged Options from the Adjustment Escrow Fund and from the Indemnification Escrow Fund as provided in this Agreement and the Escrow Agreement, at the respective times and subject to the terms and conditions specified herein and therein. Unless otherwise provided herein, no interest shall be paid or accrued for the benefit of holders of Company Capital Stock or Exchanged Options on the Merger Consideration. (e) Intentionally omitted. (f) Any portion of the Merger Consideration made available to the Paying Agent in respect of any Dissenting Shares shall be returned to Parent, upon demand. (g) For avoidance of doubt, the provisions of this Section 2.14 are subject to the terms and provisions of this Agreement and the Escrow Agreement, including Sections 2.7(b) (Treatment of Options), 2.8 (Dissenting Shares), 2.18 (Withholding Rights), and 2.22(b) (Payment of Shareholder Obligations).

SMRH:484497247.47 -32- SM01DOCS\1200417.35 2.15 Escrow Funds; Shareholder Representative Fund. (a) In accordance with the Escrow Agreement, Parent shall deposit or cause to be deposited at the Closing with the Escrow Agent, by wire transfer of immediately available funds, the Indemnification Escrow Amount (such amount, including any interest or other amounts earned thereon and less any disbursements therefrom in accordance with the Escrow Agreement, the “Indemnification Escrow Fund”), to be held for the purpose of securing the obligations, if any, of the Former Holders of Company Capital Stock and Exchanged Options in Section 2.20(d)(i) and securing the indemnification obligations of the holders of the Company Capital Stock and Exchanged Options set forth in this Agreement. (b) In accordance with the Escrow Agreement, Parent shall deposit or cause to be deposited at the Closing with the Escrow Agent, by wire transfer of immediately available funds, the Adjustment Escrow Amount (such amount, including any interest or other amounts earned thereon and less any disbursements therefrom in accordance with the Escrow Agreement, the “Adjustment Escrow Fund”), to be held for the purpose of securing the obligations, if any, of the Former Holders of Company Capital Stock and Exchanged Options in Section 2.20(d)(i). (c) Parent shall deposit or cause to be deposited at the Closing to such account as shall be designated by the Shareholder Representatives in writing, by wire transfer of immediately available funds, the Shareholder Representative Expense Amount (such amount, including any interest or other amounts earned thereon and less any disbursements therefrom, the “Shareholder Representative Fund”), to be held for the purpose of funding any expenses of the Shareholder Representatives arising in connection with the administration of the Shareholder Representatives’ duties in this Agreement and the Escrow Agreement after the Effective Time. If any of the Shareholder Representative Fund remains after the Shareholder Representatives has discharged his duties under this Agreement, the Shareholder Representatives shall (i) distribute to the Former Holders of Company Capital Stock in accordance with their respective Pro Rata Shares, the amount of each such holder’s Pro Rata Share of such excess amount of the Shareholder Representative Fund, and (ii) deposit with the Surviving Corporation or its designee payroll service provider, for payment to Former Holders of Exchanged Options (subject to Section 2.18) in accordance with their respective Pro Rata Shares, the amount of each such Former Holder’s Pro Rata Share of such excess amount of the Shareholder Representative Fund. 2.16 No Further Ownership Rights in Company Capital Stock and Options. All Merger Consideration paid or payable upon the surrender of Certificates, and all Merger Consideration paid or payable in respect of the Exchanged Options, in accordance with the terms hereof, shall be deemed to have been paid or payable in full satisfaction of all rights pertaining to the shares of Company Capital Stock formerly represented by such Certificates or such Exchanged Options, as the case may be, and, from and after the Effective Time, the stock transfer books of the Company shall be closed (subject to Section Error! Reference source not found.), and there shall be no further registration of transfers of shares of Company Capital Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth in this Article II and elsewhere in this Agreement.

SMRH:484497247.47 -33- SM01DOCS\1200417.35 2.17 Adjustments. Notwithstanding anything to the contrary in this Article II and elsewhere in this Agreement or in the Escrow Agreement or Paying Agent Agreement, (A) the amount of cash that each holder of Company Capital Stock or Exchanged Options is entitled to receive from time to time, or which will be delivered to the Escrow Agent pursuant to Section 2.15(a), as the case may be, for the shares of Company Capital Stock or Exchanged Options held by such holder, shall be rounded up or down to the nearest whole cent and computed after aggregating all shares of Company Capital Stock and Exchanged Options held by such holder; and (B) the Pro Rata Share and the proration of the Merger Consideration and any other amounts payable pursuant to this Agreement shall be equitably adjusted in the event of any split, reverse split, reclassification, distribution (including any dividend or distribution of equity securities convertible into or exercisable for shares of Company Capital Stock), reorganization, recapitalization or other like change with respect to shares of Company Capital Stock occurring (or having a record date) after the Agreement Date and prior to the Effective Time, or the exercise of any Option after the Agreement Date and prior to the Closing, to the extent necessary to provide the Parties and holders of Company Capital Stock or Exchanged Options with the same economic effect as contemplated by this Agreement prior to such event. 2.18 Withholding Rights. Each of the Paying Agent, Parent, Merger Sub and the Surviving Corporation (including through any designee payroll service provider) shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any provision of Tax Law, or pursuant to any applicable Orders, and the withholding party shall pay or cause to be paid such amounts over to the applicable Tax Authority. To the extent that amounts are so deducted and withheld by the Paying Agent, Parent, Merger Sub or the Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Paying Agent, Parent, Merger Sub or the Surviving Corporation, as the case may be, made such deduction and withholding. 2.19 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the registered holder thereof in form and substance reasonably satisfactory to Parent claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Parent, the delivery of such indemnity by such Person as is reasonably satisfactory to Parent, the Paying Agent shall issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Capital Stock formerly represented by such Certificate as contemplated under this Article II. 2.20 Post-Closing Adjustment. (a) Closing Adjustment. Not more than five (5) Business Days prior to Closing, the Company and its Subsidiaries shall have conducted a full third party inventory count at which Parent was present. At least two (2) Business Days prior to the Closing, the Company shall prepare and deliver to Parent a statement (the “Estimated Closing Net Working Capital Statement”) setting forth a calculation of its good faith estimate of Closing Net Working Capital (the “Estimated Closing Net Working Capital”), taking into account the inventory count required by the immediately preceding sentence, accompanied by a certificate of an authorized officer of the Company that the

SMRH:484497247.47 -34- SM01DOCS\1200417.35 Estimated Closing Net Working Capital Statement was prepared in accordance with the definition of Closing Net Working Capital and the sample calculation of Closing Net Working Capital attached hereto as Error! Reference source not found.. (b) Post-Closing Adjustment. (i) Within seventy-five (75) days after the Closing Date, Parent shall prepare and deliver to the Shareholder Representatives a statement setting forth its calculation of Closing Net Working Capital, which statement shall contain a pro forma balance sheet of the Company as of the Measurement Time (without giving effect to the transactions contemplated herein), a calculation of Closing Net Working Capital (the “Closing Net Working Capital Statement”) and a certificate of the Chief Financial Officer of Parent certifying that the Closing Net Working Capital Statement was prepared in accordance with the definition of Closing Net Working Capital and the sample calculation of Closing Net Working Capital attached hereto as Error! Reference source not found.. (ii) The Closing Net Working Capital Statement shall be accompanied by (1) statements reflecting (A) the Closing Cash (the “Closing Statement of Cash”), (B) Closing Indebtedness (the “Closing Statement of Indebtedness”), and (C) Closing Transaction Expenses (the “Closing Statement of Transaction Expenses”), and (2) a certificate of the Chief Financial Officer of Parent certifying that such statements were prepared in good faith and in accordance with the terms of this Agreement. (iii) The “Post-Closing Adjustment” shall be an amount (which may be a positive or negative number) equal to (A) the result of the Closing Net Working Capital, as finally determined pursuant to this Section 2.20, minus the Estimated Closing Net Working Capital, which result may be a positive or negative number, plus (B) the result of the Closing Cash, as finally determined pursuant to this Section 2.20, minus the amount of Cash reflected on the Estimated Closing Cash Certificate, which result may be a positive or negative number, minus (C) the result of the Closing Indebtedness, as finally determined pursuant to this Section 2.20, minus the amount of Indebtedness reflected on the Estimated Closing Indebtedness Certificate, which result may be a positive or negative number, minus (D) the result of the Closing Transaction Expenses, as finally determined pursuant to this Section 2.20, minus the amount of Transaction Expenses reflected on the Estimated Closing Transaction Expenses Certificate, which result may be a positive or negative number. (c) Examination and Review. (i) Examination. After receipt of the Closing Net Working Capital Statement, the Closing Statement of Cash, the Closing Statement of Indebtedness, and the Closing Statement of Transaction Expenses (collectively, the “Closing Statements”), the Shareholder Representatives shall have forty-five (45) days (the “Review Period”) to review such Closing Statements. During the Review Period, the Shareholder Representatives and the Shareholder Representatives’ accountants shall have reasonable access during normal business hours to the books and records of the Surviving Corporation and the applicable personnel of Parent to the extent that they relate to the Closing Statements and to such

SMRH:484497247.47 -35- SM01DOCS\1200417.35 historical financial information (to the extent in Parent’s possession or under its control) relating to the Closing Statements as the Shareholder Representatives may reasonably request for the purpose of reviewing such statements and to prepare any Statement of Objections, provided, however, that such access shall be in a manner that does not interfere with the normal business operations of Parent or the Surviving Corporation. (ii) Objection. On or prior to the last day of the Review Period, the Shareholder Representatives may object to any of the Closing Statements and the calculations of Closing Net Working Capital, Closing Cash, Closing Indebtedness or Closing Transaction Expenses as set forth therein, as applicable, by delivering to Parent a written statement setting forth its objections in reasonable detail, indicating specifically each disputed item and the amount thereof and the basis for its disagreement therewith (the “Statement of Objections”). If the Shareholder Representatives do not deliver a Statement of Objections before the expiration of the Review Period with respect to any of the calculations, then the Closing Statements and the calculations of Closing Net Working Capital, Closing Cash, Closing Indebtedness and Closing Transaction Expenses as set forth therein shall be deemed to have been accepted by the Shareholder Representatives and shall be final, binding and conclusive for all purposes hereunder. Any calculation or matter that is not disputed in any Statement of Objections prior to the expiration of the Review Period shall also be final, binding and conclusive for all purposes hereunder. After the expiration of the Review Period, the Shareholder Representatives may not introduce additional objections with respect to any matter or calculation set forth in the Closing Statements or increase the amount of any dispute. If the Shareholder Representatives delivers a Statement of Objections before the expiration of the Review Period, Parent and the Shareholder Representatives shall negotiate in good faith to resolve the objections made therein within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”). If the same are so resolved in a signed agreement within the Resolution Period, then such resolution shall be final and binding. (iii) Resolution of Disputes. If the Shareholder Representatives and Parent fail to reach an agreement with respect to all of the matters set forth in any Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts”) shall be submitted for final and binding resolution to the Independent Accountant, who, acting as experts and not arbitrators, shall resolve the Disputed Amounts and make any adjustments as may be required. All adjustments shall be made without regard to materiality. Each party shall be permitted to present a supporting brief to the Independent Accountant (which supporting brief shall also be concurrently provided to the other party) within thirty (30) days of the appointment of the Independent Accountant, provided that neither Party may introduce additional objections or positions not reflected in the Closing Statements (in the case of Parent) or in the Statement of Objections (in the case of the Shareholder Representatives). Within fifteen (15) days of receipt of a supporting brief, the receiving party may present a responsive brief to the Independent Accountant (which responsive brief shall also be concurrently provided to the other party). No discovery will be permitted and no hearing will be held. The Independent Accountant shall only consider the briefs of the parties, and shall not conduct any independent review, in determining those items and amounts disputed by the parties, and the

SMRH:484497247.47 -36- SM01DOCS\1200417.35 Independent Accountant shall consider only those items and amounts which are identified by the parties as being in dispute and were included in the Statement of Objections. The Independent Accountant shall only decide the Disputed Amounts and its decision for each such Disputed Amount must be either the position of the Parent or the Shareholder Representatives (i.e., the Independent Accountant may not impose an alternative resolution with respect to any Disputed Amount). (iv) Determination by Independent Accountant. The Independent Accountant shall deliver to Parent and the Shareholder Representatives, as promptly as practicable and in any event within thirty (30) days (or such other time as Parent and the Shareholder Representatives may agree in writing) after receipt of the last responsive brief that was timely submitted, a written report setting forth the resolution of the Disputed Amounts determined in accordance with the terms of this Agreement. Subject to manifest mathematical error, the determination of the Independent Accountant (and any related adjustments to the Closing Net Working Capital, Closing Cash, Closing Indebtedness or Closing Transaction Expenses) shall be final, binding and non-appealable and non- reviewable (including disputing any matter concerning the Closing Statements or the Disputed Amounts through California Courts). (v) Fees of the Independent Accountant. The fees and expenses of the Independent Accountant shall be paid and allocated between the Shareholder Representatives (on behalf of the holders of Company Capital Stock and Exchanged Options), on the one hand, and Parent, on the other hand in proportion to the extent such Parties do not prevail in the aggregate on Disputed Amounts (e.g., if there are $200,000 of Disputed Amounts and the Independent Accountant determines that the Shareholder Representatives prevail with respect to $125,000 and Parent prevails with respect to $75,000, then 62.5% of the fees and expenses of the Independent Accountant shall be paid by Parent, and 37.5% of the fees and expense will be paid by the Shareholder Representatives (on behalf of the holders of Company Capital Stock and Exchanged Options). Any such fees and expenses payable by the Shareholder Representatives shall be paid from the Shareholder Representative Expense Amount to the extent available, and otherwise by the Former Holders of Company Capital Stock or Exchanged Options. (d) Payment of Post-Closing Adjustment. (i) If the Post-Closing Adjustment is a negative number, then Parent shall be entitled to payment of an amount equal to the absolute value thereof, which payment shall be satisfied: first, from the Adjustment Escrow Amount (and the Shareholder Representatives and Parent shall instruct the Escrow Agent to disburse such amount, up to the entire Adjustment Escrow Amount, to Parent); second, from the Indemnification Escrow Amount (and the Shareholder Representatives and Parent shall instruct the Escrow Agent to disburse such amount, up to the entire Indemnification Escrow Amount, to Parent); and third, from each Former Holder of Company Capital Stock and Exchanged Options, who shall, within ten (10) Business Days after the Determination Date, pay to Parent his, her or its Pro Rata Share of the remaining unpaid absolute value of such Post-Closing Adjustment.

SMRH:484497247.47 -37- SM01DOCS\1200417.35 (ii) If the Post-Closing Adjustment is a positive number, then Parent shall, within ten (10) Business Days after the Determination Date, deposit the Post-Closing Adjustment with the Paying Agent, who will (A) distribute to the Former Holders of Company Capital Stock in accordance with their respective Pro Rata Shares, the amount of each such holder’s Pro Rata Share of the Post-Closing Adjustment, and (B) deposit with the Surviving Corporation or its designee payroll service provider, for payment to Former Holders of Exchanged Options (subject to Section 2.18) in accordance with their respective Pro Rata Shares, the amount of each such Former Holder’s Pro Rata Share of the Post- Closing Adjustment. (iii) Any amounts required to be paid under this Section 2.20(d), shall be accompanied by interest on such amounts from the tenth Business Day following the Determination Date through the date paid at the rate of eight percent (8%) per annum, compounded annually, calculated on the basis of a year of 365 or 366 days (as applicable) and the number of days elapsed since the Determination Date. (iv) Within five (5) Business Days after the Determination Date, Parent and the Shareholder Representatives shall deliver a joint written instruction to the Escrow Agent to release the remaining portion, if any, of the Adjustment Escrow Amount that has not been disbursed and is not required to be disbursed to Parent pursuant to Section 2.20(d)(i) (A) to the Paying Agent, for distribution to the Former Holders of Company Capital Stock in accordance with their respective Pro Rata Shares, the aggregate of each such holder’s Pro Rata Share of any amounts remaining in the Adjustment Escrow Fund, and (B) to the Surviving Corporation, for distribution to Former Holders of Exchanged Options (subject to Section 2.18), the aggregate of each such holder’s respective Pro Rata Share of any amounts remaining in the Adjustment Escrow Fund. (e) Adjustments for Tax Purposes. Any payments made pursuant to this Section 2.20 shall be treated as an adjustment to the Purchase Price by the Parties for Tax purposes, unless otherwise required by Law. 2.21 Consideration Spreadsheet. (a) At least three (3) Business Days prior to the Closing, and thereafter promptly (and in any case within one (1) Business Day) after the occurrence of any event, such as the exercise of an Option, which renders the information previously provided no longer true and correct, the Company shall prepare and deliver to Parent a spreadsheet (the “Consideration Spreadsheet”), certified by the Chief Financial Officer of the Company to be true and correct, which shall set forth, as of the Closing Date and immediately prior to the Closing, the following: (i) the names and addresses (including email addresses) of all holders of Company Common Stock and the respective number of shares of Company Common Stock held by such Persons;

SMRH:484497247.47 -38- SM01DOCS\1200417.35 (ii) the names and addresses (including email addresses) of all holders of Series B Preferred Stock and the respective number of shares of Series B Preferred Stock held by such Persons; (iii) the names and addresses (including email addresses) of all holders of Options, the current employment status of each holder, the respective number of shares of Company Common Stock subject to Options held by such holders, and the grant date, expiration date and exercise price for such Options, identifying each Option as to which the holder has returned a duly executed Option Termination Agreement to the Company; (iv) the Shareholder Obligations Amount (broken down into principal, interest and other), the names and addresses (including email addresses) of all Shareholder Obligors, and the portion of the Shareholder Obligations Amount (broken down into principal and interest as of the then-anticipated Closing Date) attributable to each Shareholder Obligor; (v) detailed calculations of the Closing Merger Consideration, the Closing Preferred Merger Consideration, the Preferred Preference Merger Consideration, the Closing Common Merger Consideration, the Common Preference Merger Consideration, the Fully Diluted Share Number, the Per Share Common Preference Amount, the Per Share Closing Participation Amount, the Closing Per Share Preferred Merger Consideration and the Closing Per Share Common Merger Consideration; (vi) the Pro Rata Share of each holder of Company Capital Stock and Exchanged Options (as a percentage interest) of the Closing Participation Merger Consideration; (vii) the Pro Rata Share of each holder of Company Capital Stock and Exchanged Options (as a percentage interest) of the amount to be contributed to the Adjustment Escrow Fund, the Indemnification Escrow Fund and the Shareholder Representative Expense Amount; and (viii) a flow of funds with payment instructions as to each specific amount to be allocated to each Person, subject to any required withholding. (b) Parent and Merger Sub shall be entitled to rely on the Consideration Spreadsheet in making payments under Article II, and Parent and Merger Sub shall not be responsible for the calculations or the determinations regarding such calculations in such Consideration Spreadsheet. 2.22 Payment of Shareholder Obligations. (a) At the Effective Time, the Shareholder Obligations will be deemed paid in full, the written promissory notes or other instruments evidencing the Shareholder Obligations will be marked “cancelled” and “paid in full,” and such cancelled notes or other instruments shall be returned to the applicable Shareholder Obligors.

SMRH:484497247.47 -39- SM01DOCS\1200417.35 (b) The Shareholder Obligations Amount shall, notwithstanding the fact that the Shareholder Obligors will not pay such amount in cash to the Company or Themis, (i) be taken into account for purposes of (A) determining the Closing Participation Merger Consideration payable to the Former Holders of Company Capital Stock and Exchanged Options, as applicable, as part of the Closing Merger Consideration pursuant to this Agreement, and (B) allocating the Closing Merger Consideration among all Former Holders of Company Capital Stock and Exchanged Options in accordance with the terms hereof and (ii) be subtracted from the Closing Merger Consideration otherwise payable at Closing to the applicable Shareholder Obligor for any Company Capital Stock or Exchanged Options held by such Shareholder Obligor immediately prior to the Effective Time (whereupon both the amount of Merger Consideration so subtracted and the Shareholder Obligations shall be deemed paid). 2.23 Escheat Laws. None of Parent, Merger Sub, the Company or the Surviving Corporation, nor any of their respective officers, directors, employees, agents, counsel or Affiliates, shall be liable to any holder of Company Capital Stock or Exchanged Options for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or other similar Laws following the passage of time specified therein. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as set forth in (i) the disclosure schedule delivered by or on behalf of the Company to Parent prior to the execution of this Agreement (the “Company Disclosure Schedule”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Schedule shall be deemed to be disclosed by the Company for, and apply to and qualify, the section or subsection of this Agreement to which it corresponds and each other section or subsection of this Agreement and each other section or subsection of the Company Disclosure Schedule to the extent that it is reasonably apparent that such disclosure is applicable to such other section or subsection of this Agreement or the Company Disclosure Schedule), or (ii) the Financial Statements, the Company represents and warrants to Parent and Merger Sub as of the date hereof and as of the Closing (if the Closing occurs) as follows: 3.1 Organization and Qualification; Authority. The Company is a corporation validly existing and in good standing under the laws of the State of California and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so exist, be in good standing or qualify would, individually or in the aggregate, have a Material Adverse Effect. The Company and its Subsidiaries have all requisite corporate power and authority necessary to own, lease and operate their properties and to carry on their businesses as currently conducted. The copies of the Articles of Incorporation and Bylaws of the Company, which have been Made Available to Parent, reflect all amendments and corrections made thereto at any time prior to the date of this Agreement. 3.2 Company Capital Stock. (a) The authorized capital stock of the Company consists solely of (i) 6,500,000 shares of Preferred Stock, without par value (the “Company Preferred Stock”), of which 500,000

SMRH:484497247.47 -40- SM01DOCS\1200417.35 shares have been designated as “Series A Preferred Stock” (the “Series A Preferred Stock”) and 6,000,000 shares have been designated as “Series B Preferred Stock” (the “Series B Preferred Stock”), and (ii) 60,000,000 shares of Common Stock, without par value (the “Company Common Stock,” and, together with the Company Preferred Stock, the “Company Capital Stock”). (b) (i) No shares of Series A Preferred are outstanding, (ii) 4,772,500 shares of Series B Preferred Stock are issued and outstanding and owned of record as set forth on Section 3.2(b)(i) of the Company Disclosure Schedule and (iii) as of the Agreement Date, 33,132,991 shares of Company Common Stock are issued and outstanding and owned of record as set forth on Section 3.2(b)(ii) of the Company Disclosure Schedule. (c) All of the issued and outstanding shares of Company Capital Stock have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to, and were not issued in violation of, any preemptive rights or other similar rights. Except for the Options which are held of record, as of the Agreement Date, as set forth on Section 3.2 of the Company Disclosure Schedule, no Equity Equivalents of the Company are issued or outstanding. Except for the shares of Company Common Stock reserved for issuance under the Stock Option Plans, true and complete copies of which have been Made Available to Parent, no Equity Interests or Equity Equivalents are reserved for issuance. No proxies or voting agreements are in effect with respect to any equity or voting interests in the Company. 3.3 Subsidiaries. Section 3.3(a) of the Company Disclosure Schedule sets forth the name of each Subsidiary of the Company, the jurisdiction of its incorporation or organization, the direct owner or owners of the issued and outstanding capital stock or other Equity Interests or Equity Equivalents of each such Subsidiary and the percentage of the issued and outstanding capital stock or other Equity Interests of each such Subsidiary beneficially owned by the Company or any of its other Subsidiaries. Each such Subsidiary listed on Section 3.3(a) of the Company Disclosure Schedule is an entity validly existing and in good standing (or the equivalent thereof, as applicable) under the laws of the jurisdiction of its incorporation or organization and is qualified to do business in each jurisdiction in which the failure to so exist, be in good standing or qualify would, individually or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding shares of capital stock or other Equity Interests or Equity Equivalents of the Subsidiaries are owned as provided in Section 3.3(a) of the Company Disclosure Schedule, free and clear of any Liens, other than Permitted Liens and the Bank Liens, and no other Equity Interests or Equity Equivalents of any Company Subsidiary are outstanding or reserved for issuance. Except for the Subsidiaries listed on Section 3.3(a) of the Company Disclosure Schedule and the Equity Interest described in Section 3.3(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries owns or holds the right to acquire any shares of stock or any other Equity Interests or Equity Equivalents in any other Entity. 3.4 Authority Relative to this Agreement. The Company has the requisite corporate power and authority and has taken all corporate or other action necessary to execute and deliver this Agreement and the Ancillary Documents to which the Company is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. Without limiting the generality of the foregoing, the Company Board, by resolutions duly adopted at a meeting duly called and held, or by written consent in lieu of a meeting of the Company

SMRH:484497247.47 -41- SM01DOCS\1200417.35 Board, has duly (i) approved and authorized the execution and delivery of this Agreement and each Ancillary Document to which the Company is a party, (ii) approved the consummation of the transactions contemplated hereby, including the Merger, subject to the approval of this Agreement, the principal terms of the Merger and the Agreement of Merger by the affirmative votes of (A) the holders of a majority of the total number of shares of Company Capital Stock outstanding, (B) the holders of a majority of the total number of shares of Company Common Stock outstanding, and (C) the holders of a majority of the total number of shares of Series B Preferred Stock outstanding, each as of the applicable record date for such votes (the votes described in the immediately preceding clauses (A) through (C), collectively, the “Necessary Shareholder Approval”), (iii) determined that the execution and delivery of this Agreement and the Ancillary Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby is advisable, (iv) recommended that the shareholders of the Company entitled to vote approve this Agreement, the Agreement of Merger and the principal terms of the Merger and (v) directed that this Agreement, the Agreement of Merger and the Merger be submitted to the shareholders of the Company entitled to vote for their approval. This Agreement has been duly executed and delivered by the Company and, assuming the due and valid authorization, execution and delivery of this Agreement by the other Parties, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. Each Ancillary Document to which the Company is a party, when executed and delivered, shall have been duly executed and delivered by the Company or its authorized officer, as applicable, and, assuming the due and valid authorization, execution and delivery of such Ancillary Document by the other party or parties thereto (if any), shall constitute the valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. 3.5 Consents and Approvals; No Violations. No filing with or notice to, and no material permit, authorization, registration, consent or approval of, any Governmental Entity is required on the part of the Company or any of its Subsidiaries for the execution, delivery and performance by the Company or any of its Subsidiaries of this Agreement or the Ancillary Documents to which the Company is a party or the consummation by the Company or any of its Subsidiaries of the transactions contemplated by this Agreement or any such Ancillary Document, except as may result from any facts or circumstances relating solely to Parent, Merger Sub or their Affiliates in the transactions contemplated hereby and except: (i) compliance with any applicable requirements of the HSR Act and any other applicable Antitrust Law; and (ii) compliance with any foreign, state or federal licenses or permits listed on Section 3.5 of the Company Disclosure Schedule. The execution and delivery of this Agreement does not, the execution and delivery of the Ancillary Documents to which the Company is a party by the Company or its authorized officer will not, and, assuming compliance with or the making or receipt of, as applicable, the items described in clauses (i) and (ii) of the preceding sentence, and assuming the receipt of and subject to the third party consents set forth on Section 3.5 of the Company Disclosure Schedule and the Necessary Shareholder Approval, the performance of this Agreement and of such Ancillary Documents by the Company and the consummation by the Company of the transactions contemplated by this Agreement or any such Ancillary Document will not: (A) conflict with or result in any breach, violation or infringement of

SMRH:484497247.47 -42- SM01DOCS\1200417.35 any provision of the respective articles of incorporation or bylaws (or similar organizational documents) of the Company or any of its Subsidiaries, (B) result in a breach, violation or infringement of, or constitute (with or without due notice or lapse of time or both) a default, or give rise to any right of termination, amendment, cancellation or acceleration under, any of the terms, conditions or provisions of any Material Contract, (C) violate or infringe in any material respect any material Permit, Order or Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, or (D) result in the creation or imposition of any Lien on any material assets or properties of the Company or any of its Subsidiaries, except for Permitted Liens and the Bank Liens, except in the case of the immediately preceding clauses (B) or (C), for breaches, violations, infringements, defaults, Liens or other rights that result from any facts or circumstances relating solely to Parent, Merger Sub or their respective Affiliates. 3.6 Financial Statements. (a) Section 3.6(a) of the Company Disclosure Schedule sets forth the following financial statements: (i) the Audited Financial Statements, (ii) the unaudited consolidated balance sheet of the Company and its Subsidiaries at September 30, 2017 (such balance sheet, the “Interim Balance Sheet,” and such date, the “Most Recent Balance Sheet Date”), (iii) the unaudited consolidated income statement of the Company and its Subsidiaries for the nine (9) months ended September 30, 2017, (iv) the unaudited consolidated statement of shareholders’ equity of the Company and its Subsidiaries as of September 30, 2017 and (v) the unaudited consolidated statement of cash flows of the Company and its Subsidiaries for the period ended September 30, 2017 (the statements referred to in clauses (ii) through (v) next preceding, the “Interim Financial Statements,” and the statements referred to in the foregoing clauses (i) through (v), the “Financial Statements”). Except as set forth on Section 3.6(a) of the Company Disclosure Schedule, (A) the Financial Statements have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated in the notes thereto and, subject, in the case of the Interim Financial Statements, to the absence of footnotes and normal, recurring year-end adjustments) and (B) present fairly, in all material respects, the consolidated financial position and the consolidated results of operations of the Company and its Subsidiaries as of the respective dates thereof or the respective periods then ended. (b) Neither the Company nor any of its Subsidiaries has any liabilities or obligations, whether primary or secondary, direct or indirect, choate or inchoate, absolute, accrued, contingent or otherwise, except: (i) liabilities reflected or reserved against in the Interim Balance Sheet; (ii) those which were incurred subsequent to the Most Recent Balance Sheet Date in the Ordinary Course of Business and which are not material in amount; (iii) obligations for performance (but not for breach) under Contracts; and (iv) the other obligations and liabilities disclosed on the Company Disclosure Schedule.

SMRH:484497247.47 -43- SM01DOCS\1200417.35 (c) Except as set forth on Section 3.6(c) of the Company Disclosure Schedule, no account receivable is past due by more than one hundred twenty (120) days. No Account debtor has refused or threatened in writing to refuse to pay any outstanding obligation in excess of $50,000 for any reason or, to the Knowledge of the Company, is insolvent or bankrupt. (d) Inventories on hand that were purchased after the date of the Interim Balance Sheet were purchased in the Ordinary Course of Business. (e) The Company and its Subsidiaries have implemented internal accounting controls that are designed to provide reasonable assurances that transactions involving the business of the Company and its Subsidiaries are recorded as necessary to permit the accurate preparation of the financial statements of the Company and its Subsidiaries in accordance with GAAP. The Company has not been Orally Notified of and, since January 1, 2016, none of the Company, the Company Board or the board of directors of Themis has received any written notification of, (i) except as set forth in Section 3.6(e) of the Company Disclosure Schedule, any “significant deficiency” or “material weakness” in the internal control over financial reporting of the Company or its Subsidiaries or (ii) any fraud, whether or not material, that involves management or other employees of Company or its Subsidiaries who have a significant role in the internal control over financial reporting of the Company or its Subsidiaries. 3.7 Absence of Certain Changes or Events. (a) Except as contemplated by this Agreement, and as set forth on Section 3.7 of the Company Disclosure Schedule, since December 31, 2016, (i) the Company and its Subsidiaries have operated in the Ordinary Course of Business, and (ii) there has not occurred any Material Adverse Effect. (b) Except as set forth on Section 3.7 of the Company Disclosure Schedule, since December 31, 2016, neither the Company nor any of its Subsidiaries has: (i) (A) amended their respective articles of incorporation or bylaws or equivalent organizational documents or (B) split, combine or reclassify their outstanding capital stock; (ii) except as a result of the exercise of stock options under the Stock Option Plans or transfers or re-issuances of Company Capital Stock, issued, sold, pledged or disposed of, or agreed to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire, any shares of Company Capital Stock of any class or any debt or equity securities which are convertible into or exchangeable for Company Capital Stock; (iii) merged with or into or consolidated with any other Person or liquidate or dissolve; (iv) sold, transferred, leased or otherwise dispose of any of its material tangible assets other than in the Ordinary Course of Business;

SMRH:484497247.47 -44- SM01DOCS\1200417.35 (v) incurred any Indebtedness for borrowed money other than (A) Indebtedness to the extent that such Indebtedness will be repaid at or prior to the Closing, (B) Indebtedness to replace or refinance existing credit facilities or other Indebtedness without increasing the principal amount thereunder (except to the extent such increase represents accrued interest and fees and expenses on the refinanced Indebtedness and customary underwriting, arrangement, or similar fees and related expenses), (C) drawing on existing working capital credit facilities or replacements thereof, (D) entering into letters of credit or surety bonds in the Ordinary Course of Business or (E) entering into guarantees of indebtedness for borrowed money permitted by the foregoing clauses (A)-(C); (vi) made any material acquisition of any assets or businesses for consideration in excess of $250,000 other than acquisitions in the Ordinary Course of Business; (vii) settled any Action; (viii) modified any Material Contract in any material respect except in the Ordinary Course of Business; (ix) entered into, amended or extended any collective bargaining agreements; or (x) agreed or committed to take any action described in this Section 3.7(b). 3.8 Litigation. Except as set forth on Section 3.8 of the Company Disclosure Schedule, there are no, and since the Reference Date, there have been no, Actions involving claims in excess of $250,000 pending or threatened in writing or Orally Threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is subject to any deferred prosecution agreement, consent decree, settlement agreement or similar agreement with any Governmental Entity, including with respect to mandating or prohibiting current or future activities. 3.9 Compliance with Laws and Orders. (a) Since the Reference Date, except as set forth in Section 3.9(a) of the Company Disclosure Schedule, none of the Company or any of its Subsidiaries, or their respective businesses, assets or properties, has been subject to any Order. The Company and each of its Subsidiaries is, and has been since the Reference Date, in compliance, in all material respects, with all Laws and Orders applicable to it or its assets or properties. Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written notice (nor has the Company been Orally Notified) of the violation, in any material respect, of any Laws or Orders applicable to it. (b) Since the Reference Date and except as set forth in Section 3.9(b) of the Company Disclosure Schedule, each of the Company and its Subsidiaries has filed all material reports, statements, documents, registrations or submissions required to be filed by it with any Governmental Entity, all such filings and submissions complied in all material respects with applicable Laws and Orders and no material deficiencies have been asserted by any such

SMRH:484497247.47 -45- SM01DOCS\1200417.35 Governmental Entity with respect thereto that have not been corrected or satisfied. There is no pending, threatened in writing or Orally Threatened regulatory Action pertaining to the Company or any of its Subsidiaries (other than non-material routine or periodic inspections or reviews). Since the Reference Date and except as set forth in Section 3.9(b) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has been subject to or assessed any fine or penalty by any Governmental Entity. 3.10 Permits. Each of the Company and its Subsidiaries currently has, in its own name, all Permits which are required to permit, immediately following the Closing, the operation of its business in all material respects as currently conducted. No Permit necessary for the operation of the business of the Company or its Subsidiaries as currently conducted is held by a Business Employee, shareholder or director or any other Person. The Company has Made Available to Parent for inspection a true and correct copy of each Permit that is in effect as of the Agreement Date obtained or possessed by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is in default or violation in any material respect (and no event has occurred that, with notice or the lapse of time or both, would constitute a default or violation in any material respect) of any term, condition or provision of any Permit held by the Company or any of its Subsidiaries. To the extent that any Permit of the Company or its Subsidiaries is set to expire within ninety (90) days following the Agreement Date, to the extent such Permit is necessary for the conduct of its business, such Entity has applied for or intends to apply for an extension or renewal thereof. There are no Actions pending or threatened in writing that would reasonably be expected to result in the termination, revocation, suspension or restriction of any such material Permit or the imposition of any material fine, penalty, sanction or liability for violating any applicable Law or Order relating to any such Permit. As of the Agreement Date, all such Permits are valid and in full force and effect. To the Knowledge of the Company, no Permit shall expire or be terminated prior to its normal expiration date, or have additional restrictions or obligations imposed, solely as a result of the transactions contemplated by this Agreement. Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity regarding a material violation of any term or requirement of any Permit, Law, or Order. 3.11 Employee Benefit Plans. (a) For purposes of this Agreement, the term “Benefit Plan” means each employee compensation or benefit plan, program, policy, agreement or other arrangement, including any employee welfare plan within the meaning of Section 3(1) of ERISA, any employee pension benefit plan within the meaning of Section 3(2) of ERISA (whether or not such plan is subject to ERISA), and any bonus, incentive, deferred compensation, vacation, stock purchase, stock option, severance, employment, change of control or fringe benefit plan, program or agreement (other than any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA (a “Multiemployer Plan”)), in each case that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries for the benefit of current or former Business Employees. Section 3.11(a) of the Company Disclosure Schedule sets forth a complete and accurate list of each material Benefit Plan. Benefit Plans maintained by the Company or its Subsidiaries in the United States are referred to as “U.S. Benefit Plans,” and other Benefit Plans are referred to as “Non-U.S. Benefit Plans.”

SMRH:484497247.47 -46- SM01DOCS\1200417.35 (b) Each Benefit Plan has been maintained and administered in accordance with its terms and is compliant in all material respects with applicable Law, including ERISA and the Code to the extent applicable thereto. All benefits, contributions and premiums relating to each Benefit Plan have been timely paid or contributed by the Company in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles. The Company and its Subsidiaries have prepared in good faith and timely filed all requisite governmental reports (which were true, correct and complete as of the date filed), including Form 5500 annual returns and all schedules and required audit reports in connection therewith, and have properly and timely filed and distributed or posted all notices and reports to plan participants required to be filed, distributed or posted with respect to the Benefit Plans. (c) Each of the U.S. Benefit Plans intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS, and, to the Knowledge of the Company, there are no existing circumstances or any events that have occurred that would reasonably be expected to adversely affect the qualified status of any such plan. Neither the Company, any of its Subsidiaries, nor, to the Knowledge of the Company, any “party in interest” (as defined or used in Section 3(14) of ERISA) or any “disqualified person” (as defined or used in Section 4975 of the Code) with respect to any Benefit Plan, has engaged in any non-exempt “prohibited transaction” within the meaning of Section 4975 of the Code or Section 406 of ERISA or in any other transaction for which liability may be incurred by the Company or its Subsidiaries under Section 502(i) or (l) of ERISA. (d) Neither the Company nor any ERISA Affiliate maintains, sponsors or contributes to any (i) “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA); (ii) Multiemployer Plan; or (iii) “pension plan” within the meaning of Section 3(2) of ERISA that is subject to the minimum funding standards of Section 302 of ERISA or Section 412 of the Code, or Title IV of ERISA. (e) No Benefit Plan provides for or promises retiree medical or life insurance benefits to any current or former employee, officer, or director of the Company or any of its Subsidiaries, other than group health plan continuation coverage as required under Section 4980B of the Code or Part 6 of Subtitle B of Title I of ERISA or similar state law, and for which the covered individual pays the full cost of coverage. (f) There are no pending or, to the Knowledge of the Company, threatened or anticipated claims (other than claims for benefits in accordance with the terms of the Benefit Plans) by, on behalf of or against any of the Benefit Plans or any trusts related thereto that would reasonably be expected to result in any liability of the Company or any of its Subsidiaries. (g) The consummation of the transactions contemplated by this Agreement will not, either alone or in combination with another event, (i) entitle any Business Employee to severance pay, unemployment compensation or any other payment, except as provided in this Agreement, Section 3.11(g) of the Company Disclosure Schedule or as required by applicable Law, (ii) accelerate the time of payment, vesting or funding of any benefits under the Benefit Plans, or

SMRH:484497247.47 -47- SM01DOCS\1200417.35 increase the amount of compensation due to any such Business Employee, except as provided in this Agreement or Section 3.11(g) of the Company Disclosure Schedule, (iii) limit or restrict the right to amend or terminate any Benefit Plan, or (iv) result in a payment or provision of any benefit that would be considered a “parachute payment” within the meaning of Section 280G of the Code. (h) Each Benefit Plan that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code complies with and has been maintained in accordance with the requirements of Section 409A of the Code, and no amounts under any such Benefit Plan is or has been subject to any interest or additional Tax set forth under Section 409A(a)(1)(B) of the Code. Neither the Company nor any of its Subsidiaries has any obligation to make a “gross-up” or similar payment to any Person with respect to any Taxes that may become payable under Sections 409A or 4999 of the Code. (i) The Company has Made Available to Parent correct and complete copies of the following documents with respect to each Benefit Plan, as applicable: (i) the governing plan document, including all amendments thereto, and all related trust documents and funding instruments, including any group contracts and insurance policies; (ii) a written summary of the material terms of any Benefit Plan that is not set forth in a written document; (iii) the most recent summary plan description together with any summary or summaries of material modifications thereto; (iv) the most recent IRS determination or opinion letter; and (v) the three most recently filed annual report (Form 5500 series and all schedules and financial statements attached thereto). (j) With respect to each Non-U.S. Benefit Plan: (i) if intended to qualify for special tax treatment, such Non-U.S. Benefit Plan meets the requirements for such treatment, (ii) if intended or required to be funded or book-reserved, such Non-U.S. Benefit Plan is fully funded or book reserved, as appropriate, based upon reasonable actuarial assumptions and (iii) no material liability exists or reasonably could be imposed upon the assets of the Company or any of its Subsidiaries by reason of such Non-U.S. Benefit Plan. 3.12 Employees; Labor Matters. (a) Each Business Employee of the Company or its Subsidiaries as of December 19, 2017 is listed on an anonymized basis on Section 3.12(a) of the Company Disclosure Schedule together with such Business Employee’s position, salary or hourly wage rate and bonus opportunity. (b) There are no pending, threatened in writing or Orally Threatened, (A) strikes or lockouts with respect to any Business Employees, (B) union organizing effort involving the Business Employees, (C) unfair labor practice charges, labor disputes (other than routine individual grievances) or labor arbitration proceedings with respect to any Business Employees and (D) pickets, slowdown or work stoppage involving any Business Employees. (c) Since the Reference Date, the business of the Company and its Subsidiaries has been conducted in all material respects accordance with applicable Law or Order relating to labor or employment relations or practices (including terms and conditions of employment,

SMRH:484497247.47 -48- SM01DOCS\1200417.35 employment and employment practices, management-labor relations, wage and hour issues, immigration, unfair labor practices and occupational safety and health). (d) To the Knowledge of the Company, as of the Agreement Date no key Business Employee has expressed to the Company or any of its Subsidiaries any plans to terminate his or her employment with the Company or any of its Subsidiaries. (e) Since the Reference Date, each of the Company and its Subsidiaries has been in compliance with the federal Worker Adjustment and Retraining Notification Act and any similar state Laws relating to plant closings or mass layoffs (collectively, the “WARN Act”). 3.13 Related Party Transactions. Except as set forth in Section 3.13 of the Company Disclosure Schedule, since the Reference Date: (a) there are no Contracts, Benefit Plans or other business relationships between the Company or any of its Subsidiaries, on the one hand, and any of its or their respective Related Parties, on the other hand, (b) none of the Company and its Subsidiaries and, to the Knowledge of the Company, their respective Related Parties, possesses, directly or indirectly, any financial interest in (other than ownership of up to ten percent (10%) of any class of securities registered under the Exchange Act), or holds a position as a director or executive officer of, any Person which is a supplier, contractor, customer, licensor, licensee, lessor, lessee or competitor of the Company or any of its Subsidiaries, (c) no Related Party of the Company or its Subsidiaries owns any material asset, property or right, whether tangible or intangible, which was used by the Company or any of its Subsidiaries and (d) no Related Party of the Company or its Subsidiaries provides services or resources to the Company or any of its Subsidiaries or, to the Knowledge of the Company, is dependent on services or resources provided by the Company or any of its Subsidiaries. 3.14 Title; Sufficiency of Assets. The Company and its Subsidiaries have good and valid title or, in the case of leased assets, a valid leasehold interest, free and clear of all Liens, except for Permitted Liens and the Bank Liens, to or in, as applicable, all of the material tangible personal property and assets reflected in the Interim Balance Sheet or acquired after the Most Recent Balance Sheet Date, except for properties and assets disposed of in the Ordinary Course of Business since the Most Recent Balance Sheet Date. The Company and each of its Subsidiaries owns or has the exclusive right to use all of the tangible personal properties and assets necessary for the conduct of the business of the Company as currently conducted. All of the tangible personal property used in the business of the Company or its Subsidiaries is, in all material respects (subject to ordinary wear and tear): (i) in good repair, (ii) in good operating condition and (iii) suitable for use in the Ordinary Course of Business. As of the Agreement Date, no material item of tangible personal property used by the Company or its Subsidiaries is in need of repair or replacement or is reasonably anticipated to need repair or replacement in the ninety (90) days following the Agreement Date. All such material items of tangible personal property have been maintained in accordance with normal industry practice. Except as provided in Section 3.14 of the Company Disclosure Schedule, all of the material items of tangible personal property that as of the Agreement Date are used in the business of the Company or any of its Subsidiaries are in the possession of the Company or such Subsidiary.

SMRH:484497247.47 -49- SM01DOCS\1200417.35 3.15 Real Property. (a) Neither the Company nor any of its Subsidiaries currently owns any interest in real property or is a party to any agreement or option to purchase any real property or any interest therein. (b) Section 3.15(b) of the Company Disclosure Schedule sets forth a complete and accurate list of all of the real property leased by the Company or any of its Subsidiaries (the “Leased Real Property”). The Company or its Subsidiary (as applicable) has a valid leasehold or subleasehold (as applicable) interest in the Leased Real Property, free and clear of all Liens, except Permitted Liens and the Bank Liens. All leases and subleases for the Leased Real Property under which the Company or one of its Subsidiaries is a lessee or sublessee are valid and binding on the Company or the Subsidiary of the Company which is a party thereto, as applicable, and, is in full force and effect, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. Neither the Company nor any of its Subsidiaries which is a party thereto or, to the Knowledge of the Company, any other party thereto, is in material breach of, or in material default under, any such lease or sublease, and no event, occurrence or condition has occurred or exists that with notice or lapse of time, or both, would constitute such a material breach or material default thereunder by the Company or the Subsidiary of the Company which is a party thereto or, to the Knowledge of the Company, any other party thereto. (c) All of the buildings, structures and appurtenances of the Leased Real Property are in good operating condition (ordinary wear and tear excepted), are adequate and suitable for the purposes for which they are being used and, with respect to each, the Company or applicable Subsidiary has adequate rights of ingress and egress for operation of its business as currently conducted. To the Knowledge of the Company, none of such buildings, structures or appurtenances (or any equipment therein), nor the operation or maintenance thereof, violate in any material respect any restrictive covenant (including with respect to zoning) or any provision of any Law or Order, or materially encroach on any property owned by others. (d) No notice of default or termination with respect to the Leased Real Property is outstanding or threatened in writing. Neither the Company nor any of its Subsidiaries has received any written notice that it is in violation of any material zoning, use, occupancy, building, wetlands or Environmental Law relating to the Leased Real Property. Neither the Company nor any of its Subsidiaries has received any written notice of any condemnation proceeding, and there is no condemnation proceeding pending or threatened in writing, affecting any of the Leased Real Property or any sale or other disposition of any of the Leased Real Property in lieu of condemnation. 3.16 Taxes. (a) All Income Tax Returns and all other material Tax Returns required to be filed by the Company and each of its Subsidiaries have been duly and timely filed (taking into account any extension of time within which to file), all such Tax Returns are correct and complete in all respects, and all Taxes due and owing by the Company and each of its Subsidiaries have been timely paid (whether or not shown to be due on any Tax Return).

SMRH:484497247.47 -50- SM01DOCS\1200417.35 (b) There is no Tax Proceeding pending or threatened in writing with respect to any Taxes of the Company or any of its Subsidiaries. Since January 1, 2011, no issues have been raised by a Tax Authority in any prior examination of the Company or any of its Subsidiaries which, by application of the same or similar principles, would reasonably be expected to result in a proposed deficiency for any subsequent taxable period. No power of attorney granted by or with respect to the Company or any of its Subsidiaries relating to Taxes is currently in force. (c) No written claim has ever been made by any Tax Authority in a jurisdiction where the Company or any of its Subsidiaries, as applicable, does not file Tax Returns, that such entity is or may be subject to taxation by that jurisdiction (including local, state, federal and foreign jurisdictions), and to the Knowledge of the Company, there is no basis for any such claim. (d) Except as set forth on Section 3.16(d) of the Company Disclosure Schedule, the Company and each of its Subsidiaries have withheld and remitted to the proper Tax Authority all Taxes that the Company or any of its Subsidiaries were obligated to withhold from amounts owing to any Business Employee, creditor or third party, or, in circumstances where such Taxes have not yet become due and payable, such Taxes have been set aside in segregated accounts to be paid to the proper Tax Authority. (e) There are no outstanding agreements or waivers extending, or having the effect of extending, the statutory period of limitation for the assessment and collection of any Taxes applicable to any Tax Returns required to be filed with respect to the Company or any of its Subsidiaries. (f) There are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries (other than Liens for Taxes that are not yet delinquent). (g) Neither the Company nor any of its Subsidiaries is a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or any similar arrangement. (h) Neither the Company nor any of its Subsidiaries has since January 1, 2011, (i) been a member of an affiliated group filing a consolidated Tax Return or of any affiliated, consolidated, combined, or unitary group, as defined under state, local or foreign Law (other than a group the common parent of which was the Company), or (ii) has any liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of Law), as a transferee or successor, by Contract, or otherwise, other than credit or commercial contracts entered into in the Ordinary Course of Business that do not primarily relate to Taxes. (i) Neither the Company nor any of its Subsidiaries is or has ever been a party to any “reportable transaction” as defined in Treasury Regulation Section 1.6011-4. (j) Neither Parent, the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for a taxable period ending on or prior to the Closing Date; (ii) “closing

SMRH:484497247.47 -51- SM01DOCS\1200417.35 agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; (iv) prepaid amount received on or prior to the Closing Date; (v) intercompany transaction or excess loss account described in Treasury Regulations promulgated under Section 1502 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); or (vi) election by the Company under Section 108(i) of the Code. (k) There are no outstanding rulings of, or request for rulings by, any Tax Authority addressed to the Company or any of its Subsidiaries that are, or if issued would be, binding on Parent, the Company, or any of its Subsidiaries, after the Closing Date. (l) The Company has Made Available to Parent complete copies of all federal, state, local and foreign income or franchise Tax Returns of the Company and each of its Subsidiaries relating to the taxable periods ending after December 31, 2013. (m) At no time during the five (5)-year period ending on the date hereof has either the Company or any of its Subsidiaries distributed stock of another Person or had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code. (n) Neither the Company nor any of its Subsidiaries is, or has been, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. (o) Neither the Company nor any of its Subsidiaries has agreed to, or is required to include in income, any adjustment pursuant to Section 482 of the Code (or any similar provision of state, local or foreign Law), nor has any written claim been made by a Tax Authority proposing any such adjustment. (p) None of the Indebtedness of the Company or any of its Subsidiaries constitutes (i) “corporate acquisition indebtedness” (as defined in Section 279(b) of the Code) with respect to which any interest deductions may be disallowed under Section 279 of the Code or (ii) an “applicable high yield discount obligation” under Section 163(i) of the Code. (q) Neither the Company nor any of its Subsidiaries (i) has an interest in or is subject to any joint venture, partnership, or other arrangement or Contract which is treated as a partnership for U.S. federal Tax purposes, (ii) owns any single member limited liability company or other business entity that is treated as a disregarded entity for U.S. federal income tax purposes, (iii) is, other than Themis and Themis SARL, a “controlled foreign corporation” or a shareholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign law), (iv) is a “passive foreign investment company” as defined in Section 1297 of the Code, or (v) has a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a country other than the country in which it is organized.

SMRH:484497247.47 -52- SM01DOCS\1200417.35 (r) No representation or warranty set forth in this Section 3.16 shall be deemed to apply directly or indirectly with respect to any taxable period or portion thereof after the Closing Date (other than 3.16(j)). 3.17 Environmental Matters. (a) Since the Reference Date, (i) the Company and its Subsidiaries have been and are in compliance, in all material respects, with all Environmental Laws (including any Permits required of them under Environmental Law), (ii) neither the Company nor any of its Subsidiaries has received any written notice of a violation of Environmental Laws by the Company or any of its Subsidiaries or any liability thereto arising under Environmental Laws, and (iii) there is no Action pending or threatened in writing against the Company or any of its Subsidiaries related to an actual or alleged violation of Environmental Laws or a liability arising under Environmental Laws. (b) To the Knowledge of the Company, there has been no release of any Hazardous Material by either the Company or any of its Subsidiaries at any Leased Real Property that is in material violation of any Environmental Law. To the Knowledge of the Company, (i) there is not now any underground or above-ground storage tank or pipeline at any Leased Real Property where the installation, use, maintenance, repair, testing, closure or removal of such tank or pipeline is not in compliance with Environmental Laws, and (ii) there has been no release from or rupture of any such tank or pipeline, including any release from or in connection with the filling or emptying of such tank. (c) The Company and its Subsidiaries have not received any written notice (i) regarding any release of any Hazardous Material at any Leased Real Property, or (ii) of violation of any Permit or Environmental Law. No Action is pending or threatened in writing against the Company or any of its Subsidiaries asserting actual or potential liability under any Environmental Law. Neither the Company nor any of its Subsidiaries has assumed, either contractually or, to the Knowledge of the Company, by operation of law, the liability of any other Person under any Environmental Law. To the Knowledge of the Company, no facts, circumstances or conditions exist relating to the past or present business or operations of the Company or any of its Subsidiaries, or any of their respective predecessors (including the release or disposal of any wastes, Hazardous Materials or other materials at any location), or to any real property or facility at any time owned, leased, or operated by the Company or any of its Subsidiaries or any of their respective predecessors, that would reasonably be expected to give rise to any Action, or to any liability, under any Environmental Law. (d) Complete and accurate copies and results of all environmental studies, reports, tests, monitoring or audits, if any, conducted in relation to the Leased Real Property by or on behalf of the Company or any of its Subsidiaries pertaining to Hazardous Materials in, on, or under the facilities utilized by the Company or any of its Subsidiaries (including the Leased Real Property), or concerning compliance by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other Person for whose conduct any of them is or may be held responsible, with Environmental Laws have been Made Available to Parent.

SMRH:484497247.47 -53- SM01DOCS\1200417.35 3.18 Material Contracts. (a) Section 3.18(a) of the Company Disclosure Schedule sets forth as of the Agreement Date a true and complete list of the following Contracts (other than purchase orders and invoices) to which the Company or any of its Subsidiaries is a party or is bound and that is in effect as of the Agreement Date (the “Material Contracts”): (i) any Contract under which the Company or any of its Subsidiaries are required to make or receive during the twelve (12) month period immediately following December 31, 2016, or pursuant to which the Company and its Subsidiaries have made or received during the twelve (12)-month period immediately following December 31, 2016, in the aggregate, payments of $250,000 or more; (ii) any Contract containing any future capital expenditure obligations of the Company or any of its Subsidiaries in excess of $250,000; (iii) any Contract evidencing outstanding Indebtedness to a third party lender or under a promissory note; and (iv) any Contract involving any joint venture, partnership or other similar agreement that involves co-investment or any strategic alliance or joint development arrangement between the Company or any of its Subsidiaries and a third party; (v) any distributor, value-added reseller (VAR), dealer, sales representative, or Contract, in each case requiring the payment of any commissions by the Company or any of its Subsidiaries (or all of them in the aggregate) in excess of $250,000 per year after the Agreement Date; (vi) any Contract with a third party that prohibits currently or in the future in any material respect the Company or any of its Subsidiaries from engaging in any line of business, operating in any territory, engaging in business or contracting with any Person, or competing with any Person, or that otherwise restricts or limits, in any material respect, the Company or any of its Subsidiaries from conducting its business anywhere in the world; (vii) any Contract containing a performance guarantee with respect to Indebtedness or obligations in excess of $250,000; (viii) any Contract for financial advisory or similar services or with a commercial or investment bank; (ix) any Contract outside the Ordinary Course of Business involving an outstanding loan (other than accounts receivable owing from trade debtors in the Ordinary Course of Business and the Shareholder Obligations) by, or an outstanding advance to (other than travel and entertainment advances to Business Employees extended in the Ordinary Course of Business), or outstanding investments in, any Person, in each case, in excess of $100,000, or any Contract relating to the making of any such loan, advance or investment;

SMRH:484497247.47 -54- SM01DOCS\1200417.35 (x) any Contract entered into since the Reference Date regarding acquisitions or dispositions of any assets or property (other than in the Ordinary Course of Business and or of Equity Interests held by the Company or Equity Equivalents held by the Company in any business); (xi) any Contract that grants to the Company or any of its Subsidiaries a right of repurchase, first refusal, first offer or first negotiation other than (x) under the Stock Option Plans or related stock purchase agreements or (y) any other Contracts providing for rights of repurchase and/or first refusal in favor of the Company where such rights have been waived by the Company with respect to the Merger and the transactions contemplated by this Agreement; (xii) any Contract that contains a “most favored nations” or similar provision in favor of any Person other than the Company or any of its Subsidiaries; (xiii) any Contract pursuant to which the Company or any of its Subsidiaries has granted any exclusive marketing or exclusive sales representative relationship to any third party; (xiv) any Contract granting, imposing or evidencing any Liens on any material asset or property of the Company or any of its Subsidiaries, other than Permitted Liens; (xv) any Contract that is a shareholder agreement, equityholder agreement (other than option agreements and stock purchase agreements entered into pursuant to the Stock Option Plans or any prior stock option plan of the Company or its Subsidiaries), registration rights agreement or other arrangement, other than this Agreement or any Ancillary Document, relating to and affecting in any material respect the current ownership of the capital stock of the Company or any of its Subsidiaries; (xvi) any Contract that is a collective bargaining agreement or any other Contract with any labor union; (xvii) any Contract that is a management agreement, consulting agreement, employee leasing agreement or Contract for the employment or engagement of services of any Business Employee or other Person on a full-time, part-time, consulting or other basis that is currently in effect and that (x) provides for annual cash or other compensation in excess of $250,000 (other than Contracts that may be terminated by the Company or its Subsidiaries at any time without notice for any lawful reason or for no reason without any penalty or liability), or (y) other than under the Stock Option Plans and as expressly provided herein with respect to the transactions contemplated hereby, provides for payment of any cash or other compensation or benefits in connection with (including single trigger and double trigger severance arrangements) a change-in-control, merger, sale of assets, financing or similar event or (z) restricting in any material respect the ability of the Company or its Subsidiaries to terminate the employment or services of any Business Employee at any time

SMRH:484497247.47 -55- SM01DOCS\1200417.35 without notice for any lawful reason or for no reason without any penalty or liability other than Employee Liabilities; (xviii) any Contract involving any Governmental Entity that as of the Agreement Date is material to the businesses of the Company and its Subsidiaries taken as a whole; (xix) any Contract that contains or pursuant to which the Company or its Subsidiaries are obligated in any material respect to indemnify, defend or hold harmless, or make any material indemnification or material defense payments to, any Person, other than warranty work in the Ordinary Course of Business and indemnification rights provided under the Company’s Organizational Documents; (xx) any Contract with an Affiliate of the Company or its Subsidiaries other than this Agreement or any Ancillary Document or any Contract (i) relating to routine employment related matters entered into with Business Employees in the Ordinary Course of Business, (ii) in substantially the form of the Company’s standard forms of offer letter agreements evidencing employment offers and acceptances, (iii) in substantially the form of the Company’s standard forms of agreement evidencing employee non-disclosure and invention assignment obligations, (iv) in substantially the form of the standard forms of agreements evidencing Options under the Stock Option Plans and (v) stock purchase agreements and related agreements for the purchase of Company Common Stock under the Stock Option Plans; (xxi) any Contract that is a lease or similar agreement under which (i) the Company or a Subsidiary is the lessee of, or holds or uses, any machinery, equipment, vehicles or other tangible personal property owned by any third party for an annual rent in excess of $250,000, or (ii) the Company or a Subsidiary is the lessor of, or makes available for use by any third party, any tangible personal property owned by it for an annual rent in excess of $250,000, other than Contracts that can be terminated by the Company (or the Company’s Subsidiary party thereto) on ninety (90) or fewer days’ notice without payment by the Company (or such Subsidiary) of any material penalty. (b) Except as set forth on Section 3.18(b) of the Company Disclosure Schedule, each Material Contract is: (i) a valid and binding obligation of the Company or the Subsidiary of the Company which is a party thereto, and, to the Knowledge of the Company, of each counterparty thereto, (ii) in full force and effect and (iii) enforceable in accordance with the terms thereof, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. Neither the Company nor any of its Subsidiaries which is a party thereto is in breach of, or in default under, any such Material Contract in any material respect, and no event, occurrence, condition or act has occurred or exists that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or the Subsidiary of the Company which is a party thereto. To the Knowledge of the Company, no party to any Material Contract has in any material respect repudiated in writing, or is seeking to materially renegotiate or amend the terms of, any Material Contract.

SMRH:484497247.47 -56- SM01DOCS\1200417.35 3.19 Intellectual Property. (a) Section 3.19(a) of the Company Disclosure Schedule sets forth a correct and complete list of: all Owned Intellectual Property that is registered, applied for in writing, filed or recorded with, or issued by, as applicable, the United States Patent and Trademark Office (“USPTO”), United States Copyright Office (“USCO”), a duly accredited and appropriate domain name registrar, the appropriate offices in the various states of the United States, and the appropriate offices of other jurisdictions (foreign and domestic) (“Registered Owned Intellectual Property”). Except as set forth in Section 3.19(a) of the Company Disclosure Schedule, (i) each such registration, filing, and issuance remains valid and binding and has not been terminated or repudiated, (ii) none of the Registered Owned Intellectual Property has been cancelled, abandoned, or otherwise terminated, and all renewal and maintenance fees in respect thereof have been duly paid, (iii) the Company and its Subsidiaries have the exclusive right to file, prosecute and maintain all applications and registrations with respect to the Registered Owned Intellectual Property, and (iv) one or more of the Company and its Subsidiaries has the sole and exclusive ownership of all right, title and interest in and to each item of Owned Intellectual Property listed, free and clear of all Liens (other than Permitted Liens and the Bank Liens). Except as set forth in Section 3.19(a) of the Company Disclosure Schedule, there are no interferences, cancellation proceedings, oppositions, or other contested proceedings pending or threatened in writing, in the USPTO, USCO, domain name registrar, or any other domestic or foreign Governmental Entity relating to any pending application or issuance with respect to any Owned Intellectual Property. All Owned Intellectual Property is subsisting, valid and enforceable. No actions must be taken or payments must be made by the Company, any of its Subsidiaries or any other Person within ninety (90) days following the Closing Date that, if not taken or made, will adversely affect the rights of the Company or any of its Subsidiaries in any Registered Owned Intellectual Property in any material respect. (b) Copies of all Owned Intellectual Property which are used in or by or required for any Company Product and that have been reduced to writing or other tangible form have been Made Available to Parent (including correct and complete copies of all material related Contracts, including purchase orders, and amendments, supplements and other modifications thereto). Except as set forth in Section 3.19(b) of the Company Disclosure Schedule, the Company or one of its Subsidiaries exclusively owns the Owned Intellectual Property, free and clear of any Liens (other than Permitted Liens and the Bank Liens), including the unrestricted right and authority to: (i) sell, assign, transfer and convey the Owned Intellectual Property; and (ii) use the Owned Intellectual Property in all material respects in connection with the business and operations of the Company and its Subsidiaries as currently conducted. (c) Section 3.19(c) of the Company Disclosure Schedule sets forth a correct and complete list of all material licenses, sublicenses, and other Contracts under which the Company or any of its Subsidiaries grants or receives any rights or licenses relating to any Company Intellectual Property (the “IP Licenses”), correct and complete copies of which have previously been Made Available to Parent. All of the IP Licenses: (i) are in writing (which may include electronic form), (ii) are, to the Knowledge of the Company, valid and binding upon the other parties thereto, (iii) have not been terminated or repudiated by the Company or, to the Knowledge of the Company, the other parties thereto, and (iv) are (in lieu of the representation and warranty set forth in Section 3.18(b)(iii) and solely with respect to IP Licenses) enforceable against the Company and its

SMRH:484497247.47 -57- SM01DOCS\1200417.35 Subsidiaries and, to the Knowledge of the Company, against each counterparty thereto in accordance with the terms thereof, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. Except as set forth in Section 3.19(c) of the Company Disclosure Schedule, (A) neither the Company nor any of its Subsidiaries has granted any license, franchise, permit, or right to use any of the Owned Intellectual Property, (B) the Company and each of its Subsidiaries is, and, to the Knowledge of the Company, each other party to an IP License is, in compliance, in all material respects, with all applicable terms and requirements thereof, including any payments of fees or royalties thereunder, (C) there has occurred no event that, with notice or the passage of time or otherwise, would constitute a material default by the Company or any of its Subsidiaries thereunder or grounds for termination or modification thereof or for the imposition of any material charge or penalty thereunder by the other party thereto, (D) no notice of breach or default has been sent or received by the Company or any of its Subsidiaries under any IP License which remains uncured, and (E) the execution, delivery, or performance of the Company’s obligations hereunder, and the consummation of the transactions contemplated hereby, will not result in any such material breach or default. (d) Except as set forth in Section 3.19(d) of the Company Disclosure Schedule, (i) to the Knowledge of the Company, the Company and its Subsidiaries have valid and enforceable right to use all material Non-Owned Intellectual Property, and (ii) the Company Intellectual Property includes all of the material Intellectual Property reasonably necessary for the operation of Company’s and its Subsidiaries’ businesses as currently conducted. (e) The business and operations of the Company and its Subsidiaries as currently conducted do not infringe, misappropriate, misuse or otherwise violate or conflict with any other Person’s Intellectual Property rights, including any right of privacy or publicity. Except as set forth in Section 3.19(e) of the Company Disclosure Schedule, (i) since the Reference Date, neither the Company nor any of its Subsidiaries has received any written (or been Orally Notified of any) notice, threat, offer to license or claim from any third party (including, for avoidance of doubt, any counterparty to any IP License) that the Company’s or any of its Subsidiaries’ use of any Intellectual Property does, or any announced use would, infringe, misappropriate, misuse or otherwise violate or conflict with the Intellectual Property of such third party, and (ii) there is no pending, threatened in writing or Orally Threatened claim by any Person that the business, operations, or conduct of the Company or any of its Subsidiaries infringes, misappropriates, misuses or otherwise violates or conflicts with any other Person’s Intellectual Property rights, and to the Knowledge of the Company there is no basis for such a claim. Neither the Company nor any of its Subsidiaries has breached any Contracts of non-disclosure or confidentiality with respect to Intellectual Property in any material respect. (f) Except as set forth in Section 3.19(f) of the Company Disclosure Schedule, (i) to the Knowledge of the Company, no Person is infringing, misappropriating, misusing or otherwise violating any Owned Intellectual Property or any Non-Owned Intellectual Property exclusively licensed to the Company or any of its Subsidiaries, and (ii) no such claim has been asserted, threatened in writing or Orally Threatened, against any Person (including any current or former Business Employee or independent contractor) by the Company or any of its Subsidiaries since the Reference Date. This Section 3.19(f) shall not be construed as a waiver by the Company,

SMRH:484497247.47 -58- SM01DOCS\1200417.35 or following the Merger the Surviving Corporation, or any of their respective Subsidiaries of any rights or remedies that the Company or the Surviving Corporation or any such Subsidiary may currently or in the future have against any Person for infringing, misappropriating, misusing or otherwise violating any Owned Intellectual Property. (g) The Company and each of its Subsidiaries has secured valid written assignments of ownership and confidentiality agreements from all Persons (including Business Employees and independent contractors) who contributed to the conception, creation, reduction to practice or development of Owned Intellectual Property or the rights to such contributions to the extent not already owned by operation of law. The Company has Made Available to Parent all forms of non-disclosure and assignment of inventions agreements used by the Company or its Subsidiaries to the extent described in the immediately preceding sentence. Except as set forth in Section 3.19(g) of the Company Disclosure Schedule, no current or former Business Employee or independent contractor has any right, license, claim or interest in or with respect to any material Owned Intellectual Property. (h) Except as set forth in Section 3.19(h) of the Company Disclosure Schedule, the Company and its Subsidiaries have taken measures that are reasonable under the circumstances to protect and preserve the confidentiality of all material Trade Secrets that are Owned Intellectual Property. (i) Except as set forth in Section 3.19(i) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has entered into any Contract to indemnify, defend or hold harmless any other Person against any charge of infringement, misappropriation, misuse or other violation of any Intellectual Property, other than indemnification provisions contained in employment agreements, purchase orders or license agreements, including IP Licenses, arising in the Ordinary Course of Business or in its organizational documents. (j) Section 3.19(j) of the Company Disclosure Schedule sets forth a true and correct list of all (i) material third party Software (other than Open Source Technology) that is incorporated or embedded in or linked or bundled with any Company Software, or (ii) except for Software licensed under Non-Negotiated Vendor Licenses, material third party Software (other than Open Source Technology) that is otherwise used by the Company or any of its Subsidiaries in their respective businesses (including for each item of such Software the name of the licensor or owner of such Software and the Contract under which such Software is licensed). None of the source code or related materials for any material Company Software has been licensed by the Company or provided by the Company to, or to the Knowledge of the Company, used or accessed by, any Person other than by employees or directors of the Company, or by consultants or contractors of the Company who have confidentiality obligations to the Company with respect to such source code or related materials. Except for IP Licenses or as set forth in Section 3.19(j) of the Company Disclosure Schedule, the Company is not a party to any source code escrow Contract or any other Contract (or a party to any Contract obligating the Company to enter into a source code escrow Contract or other Contract) requiring the deposit of any source code or related materials for any Company Software, or that will otherwise result in will result in, or entitle any Person to demand, the disclosure, delivery or license of any source code for any material Company Software to any Person.

SMRH:484497247.47 -59- SM01DOCS\1200417.35 (k) Section 3.19(k) of the Company Disclosure Schedule sets forth a true and complete list of all material Open Source Technology that is or has been included, incorporated or embedded in, linked to, combined or distributed or made available with, or used in the design, development, delivery or provision of, any Company Software or other Company Product, and accurately describes, with respect to each such Open Source Technology: (i) the Company Software or other Company Product to which such Open Source Technology relates, (ii) the open source licenses under which such Open Source Software is used, modified or distributed, and (iii) how such Open Technology is used by the Company or its Subsidiaries, including whether such Open Source Technology is or has been modified or distributed by or on behalf of the Company or any of its Subsidiaries. The Company has complied in all material respects with all license terms applicable to each such item of Open Source Software. (l) No Open Source Technology is or has been included, incorporated or embedded in, linked to, combined or distributed or made available with, or used in the design, development, delivery or provision of, any Company Software or any other Company Products, in each case, in a manner that (i) subjects any Company Software or other Company Product to any Copyleft License, or requires or purports to require the licensing or distribution of any Owned Intellectual Property, or any portion of any Company Products (including the design specifications therefor) other than such unmodified Open Source Technology, for the purpose of studying the same or making derivative works thereof, (ii) requires or purports to require the disclosure or distribution in source code or similar author, developer or designer format of any Owned Intellectual Property, including any portion of any Company Product other than such unmodified Open Source Technology, (iii) imposes any restriction on the consideration to be charged for the distribution of any Owned Intellectual Property, Company Software or other Company Product, or (iv) grants to any third Person any licenses, rights or immunities under other Intellectual Property rights of the Company or any of its Subsidiaries. (m) Except as set forth on Section 3.19(m) of the Company Disclosure Schedule, (i) no government funding and no facilities of any university, college, other educational institution or research center were used in the development of any Owned Intellectual Property, and (ii) no Governmental Entity or any university, college, other educational institution or research center owns, purports to own, has any other rights in or to (including through any Contract), or has any option to obtain any rights in or to, any Owned Intellectual Property. No Business Employee or independent contractor who has been involved in the creation or development of any Owned Intellectual Property for the Company or any of its Subsidiaries, or has had access to such Intellectual Property, has performed services for any government, university, college, or other educational institution or research center during a period of time during which such Business Employee or independent contractor was also performing services for the Company or any of its Subsidiaries. Without limiting the foregoing, there are no current or contingent usage rights, march-in rights, manufacturing restrictions or other rights of any Governmental Entity in or to any Owned Company Intellectual Property that is necessary to conduct the business of the Company and its Subsidiaries as currently conducted. (n) To the Knowledge of the Company, (i) no Person has gained unauthorized access to any of the Company’s or any of its Subsidiaries’ networks, computers or information technology systems, (ii) there has been no unauthorized access to any customer, supplier, employee,

SMRH:484497247.47 -60- SM01DOCS\1200417.35 or other personally identifiable information held by the Company or any of its Subsidiaries, and (iii) the information and data processed or stored by the Company or any of its Subsidiaries in connection with the operation of its respective business has not been corrupted or compromised. (o) Neither the Company nor any of its Subsidiaries is a party to any Contract that is currently in effect and pursuant to which any Non-Owned Intellectual Property is licensed to the Company on an exclusive basis. 3.20 Insurance. Section 3.20 of the Company Disclosure Schedule lists all material insurance policies or binders maintained by or on behalf of the Company and its Subsidiaries as of the Agreement Date (the “Company Insurance Policies”), all of which have been Made Available to Parent. All premiums due in respect of the Company Insurance Policies have been paid in full (other than retroactive or retrospective premium adjustments that are not yet, but may be, required to be paid with respect to any period ending before the Closing Date) and all of the Company Insurance Policies are in full force and effect. Neither the Company nor any of its Subsidiaries is in default with respect to any of its material obligations under any of the Company Insurance Policies. Neither the Company nor any of its Subsidiaries has received written notice of any failure to comply with the material terms of such policies or any written notice of nonrenewal of any such policies that are material to the Company and that the Company desires to renew. Set forth on Section 3.20 of the Company Disclosure Schedule is a true and complete list of all material claims made by either the Company or any of its Subsidiaries with respect to any material insurance policy or binder since the Reference Date. Each of the Company and its Subsidiaries, and their respective material assets and properties, are insured in amounts that are generally sufficient for compliance with Law and any Contract to which the Company or such Subsidiary is a party. Insurance policy limits are not materially diminished by prior claims. 3.21 Customers and Suppliers. (a) Section 3.21(a) of the Company Disclosure Schedule lists (a) the largest ten (10) customers of the Company and its Subsidiaries, taken as a whole, based on the aggregate amount of sales to such customers during (i) the nine (9) month period ended September 30, 2017 and (ii) fiscal year 2016 (each, a “Top Customer”) and (b) the largest ten (10) suppliers of the Company and its Subsidiaries, taken as a whole, based on the aggregate amounts paid by the Company and its Subsidiaries during each of such periods (each, a “Top Supplier”). (b) Except as set forth in Section 3.21(b) of the Company Disclosure Schedule, since September 30, 2017, (i) neither the Company nor any of its Subsidiaries has received written notice from any Top Customer that such customer intends to adversely modify its relationship in any material respect with the Company or any of its Subsidiaries and (ii) neither the Company nor any of its Subsidiaries has been involved in any material claim, dispute or controversy with any Top Customer. (c) Except as set forth in Section 3.21(c) of the Company Disclosure Schedule, since September 30, 2017, (i) neither the Company nor any of its Subsidiaries has received written notice from any Top Supplier that such supplier intends to adversely modify its relationship in any material respect with the Company or any of its Subsidiaries and (ii) neither the Company nor any of

SMRH:484497247.47 -61- SM01DOCS\1200417.35 its Subsidiaries has been involved in any material claim, dispute or controversy with any Top Supplier. (d) Section 3.21(d) of the Company Disclosure Schedule sets forth a complete and accurate list of the backlog for the Company and its Subsidiaries as of December 5, 2017. 3.22 Export Matters. (a) Except as set forth in Section 3.22 of the Company Disclosure Schedule, the Company and its Subsidiaries are, and have at all times since the Reference Date been, in compliance in all material respects with applicable United States export control laws and regulations administered by the Department of State and the Department of Commerce and with the various economic sanctions laws administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC Sanctions Regulations”). Without limiting the foregoing, there are, to the Knowledge of the Company, no claims or investigations pending or threatened in writing by any Governmental Entity of potential violations against the Company or any of its Subsidiaries with respect to OFAC Sanctions Regulations, the Export Administration Regulations maintained by the U.S. Department of Commerce or the International Traffic in Arms Regulations (ITAR) maintained by the U.S. Department of State. (b) Neither the Company nor any of its Subsidiaries, nor any of their respective officers or directors or, to the Knowledge of the Company, their respective shareholders, employees or agents: (i) is included on any list of restricted parties maintained by the U.S. government, including the List of Specially Designated Nationals or Blocked Persons administered by the Office of Foreign Assets Control of the United States Treasury Department (the “SDN List”); or (ii) has, in violation of applicable Law, ever made any sales to or engaged in business activities with or for the benefit of, or will use any amounts payable hereunder for the purposes of financing the activities of, any Persons on the SDN List or for the purpose of engaging in unlawful business in Cuba, Iran, Syria, Sudan or North Korea. 3.23 Brokers. Except for the Persons and the amounts set forth in Section 3.23 of the Company Disclosure Schedule, whose fees with respect to the transactions contemplated by this Agreement will be deemed Transaction Expenses, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any holder of Company Capital Stock. 3.24 Prohibited Payments. (a) None of the Company and its Subsidiaries or, to the Knowledge of the Company, any of their respective officers, directors, Business Employees or other third-party agents or representatives has taken, committed to take or been alleged to have taken any action which would cause such Person to be in violation of the U.S. Foreign Corrupt Practices Act or other applicable anti-corruption Law, including (i) making payments or providing services that were not legal to make or provide or that were not legal for the Persons receiving them to receive, such as for illegal political contributions, bribes and kickback payments, (ii) offering or agreeing to offer

SMRH:484497247.47 -62- SM01DOCS\1200417.35 anything of value to any governmental official, political party official, international organization official or any candidate for public office, for the purpose of influencing that official to assist in obtaining or retaining business, (iii) employing or retaining as a consultant or advisor any governmental official in any country while such official was in office, and (iv) engaging in any transactions or making or receiving payments that were not properly recorded on the accounting books and records or disclosed on the financial statements of the Company and its Subsidiaries. (b) None of the Company or its Subsidiaries or, to the Knowledge of the Company, their respective Business Employees, consultants or other representatives, or any other Person acting on behalf of any of the foregoing (including through a consultant or other third party), has: (A) (i) used any corporate or other funds for unlawful gifts or entertainment, (ii) established or maintained any unlawful or unrecorded funds, (iii) made any indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, or (iv) accepted or received any unlawful contributions, payments, gifts or expenditures, (B) (i) made, paid or received any bribes, kickbacks or other similar payments to or from any Person (including any customer or supplier), (ii) made or paid any contributions, directly or indirectly, in exchange directly or indirectly for business or business opportunities, (iii) made any payment directly or indirectly, in exchange directly or indirectly for business or business opportunities, or (iv) agreed to do anything described in the immediately preceding clauses (i) through (iii), or (C) established or maintained any unrecorded fund or asset or made any false or mislabeled entries on the books and records of the Company. 3.25 Governmental Contracts. (a) Section 3.25(a) of the Company Disclosure Schedule sets forth as of December 19, 2017 a current, complete and accurate list of each Governmental Contract, the performance of which has not yet been completed (collectively, the “Current Governmental Contracts”). Each Current Governmental Contract is (i) a valid and binding obligation of the Company or the Subsidiary of the Company which is a party thereto, and, to the Knowledge of the Company, of each counterparty thereto, (ii) in full force and effect and (iii) enforceable in accordance with the terms thereof, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. The Company has Made Available to Parent complete and correct copies of each Current Governmental Contract having a Contract price over $250,000. (b) Section 3.25(b) of the Company Disclosure Schedule sets forth as of December 19, 2017 a current, complete and accurate list of each active Governmental Bid. The terms and conditions set forth in each such active Governmental Bid do not differ in any material respect from Themis’s standard terms and conditions of sale. (c) Except as set forth in Section 3.25(c) of the Company Disclosure Schedule, as of the Agreement Date, since December 31, 2011 and with respect to any Governmental Contract directly between the Company or any of its Subsidiaries and the U.S. Government, neither the Company nor any of its Subsidiaries has been awarded, nor is there any active Governmental Bid for, any Governmental Contract set-aside based on a qualification as a small business, small

SMRH:484497247.47 -63- SM01DOCS\1200417.35 disadvantaged business, HUB-Zone small business, veteran-owned small business, service-disabled veteran-owned small business, woman-owned small business, woman-owned business, minority- owned business, mentor, protégé, or for any other preferential status (collectively, “Preferred Bidder Status”). As of the Agreement Date, since the Reference Date, neither the Company nor any of its Subsidiaries has received any notification that any Governmental Entity, prime contractor, or higher- tier subcontractor will terminate, materially decrease the rate of purchasing under, or decline to exercise options under any Governmental Contract, as the result of any loss of Preferred Bidder Status. (d) Except as set forth in Section 3.25(d) of the Company Disclosure Schedule, at all times since the Reference Date, with respect to each Governmental Contract and Governmental Bid, as applicable: (i) each of the Company and its Subsidiaries has complied in all material respects with (A) all terms and conditions of each Governmental Contract and Governmental Bid, including any terms and conditions incorporated by reference; and (B) all applicable Laws pertaining to each Governmental Contract and Governmental Bid, including the Federal Acquisition Regulation and any applicable agency supplement thereto (collectively, the “FAR”), including any FAR clauses or provisions applicable to or incorporated by reference in such Governmental Contract, and the Cost Accounting Standards; (ii) neither the Company nor any of its Subsidiaries has received any cure notice, show cause notice, stop work order, default notice, termination notice (whether for convenience or cause) or any notice or claim alleging that the Company or any of its Subsidiaries or any of their respective officers, directors, or employees defaulted upon, breached, violated, or otherwise failed to comply in any material respect with the terms and conditions or Laws applicable to any Governmental Contract or Governmental Bid; (iii) all of the supplies and products sold under each of the Governmental Contracts in which the U.S. Government has acquired commercial items pursuant to FAR Part 12 has qualified as a commercial item as defined in FAR 2.101; (iv) all invoices and claims for payment, reimbursement or adjustment submitted by the Company or any of its Subsidiaries under any Governmental Contract were accurate in all material respects as of their submission dates, and no Governmental Entity, prime contractor or higher tier subcontractor has disallowed, withheld or set off, or threatened to disallow, withhold or set off, any amount due to the Company or any of its Subsidiaries under any Governmental Contract; (v) all costs, fees, profit and other charges and expenses of any nature that have been charged prior to the Agreement Date to any flexibly priced type Governmental Contract, and all sums invoiced prior to the Agreement Date under any type of Governmental Contract, were properly chargeable or invoiced to such Governmental Contract, were charged or invoiced in amounts consistent with the requirements of such Governmental Contract and applicable Law, and, to the Knowledge of the Company, there is

SMRH:484497247.47 -64- SM01DOCS\1200417.35 no basis for any material refunds, reimbursements or adjustments, including any cost disallowances; (vi) each of the Company and its Subsidiaries has complied in all material respects with any applicable notice and pricing requirements of the price reductions clause and payment of the Industrial Funding Fee in any multiple award schedule Governmental Contract and to the Knowledge of the Company, as of the Agreement Date, there are no facts or circumstances that would reasonably be expected to result in a demand by any Governmental Entity for a refund based on the Company’s or any of its Subsidiaries’ failure to comply with the price reductions clause or payment of any Industrial Funding Fee; (vii) the Company and its Subsidiaries have complied in all material respects with any time keeping and time recordation requirements of each applicable Governmental Contract, and all individuals who have performed work under any Governmental Contract that includes labor qualifications met each contractual education, experience and other requirement, in all material respects, for the task they performed and for the labor category, if any, under which their time was recorded and billed; (viii) all representations and certifications executed, acknowledged or set forth in each Governmental Contract and Governmental Bid were current, accurate and complete in all respects as of their effective date to the extent they were required to be current, accurate and complete, the Company and its Subsidiaries have each complied with such representations and certifications in all material respects, including any requirement to update such representations and certifications and without limiting the foregoing, the Company’s representations and certifications in the System for Award Management are current, accurate, and complete as of the Agreement Date; (ix) neither the Company nor any of its Subsidiaries has received notice of any negative audit or investigation finding by any Governmental Entity relating to any Governmental Contract or Governmental Bid, and, to the Knowledge of the Company, there have been no administrative, civil or criminal investigations, indictments, or material audits or investigations relating to any Governmental Contract or Governmental Bid, other than routine audits conducted in the Ordinary Course of Business; (x) neither the Company nor any of its Subsidiaries has received notice that any Governmental Entity has assigned the Company or any of its Subsidiaries a rating below “Satisfactory” in connection with any contractor performance assessment report or similar evaluation of past performance in connection with any Governmental Contract; (xi) all property furnished to the Company or any of its Subsidiaries under a Governmental Contract, if any, is in the possession of the Company or such Subsidiary and properly accounted for or has been returned to the customers and there are no outstanding loss, damage or destruction reports with respect to furnished property or equipment; and (xii) there have been no document requests, subpoenas, search warrants or civil investigative demands addressed to or requesting information involving the Company,

SMRH:484497247.47 -65- SM01DOCS\1200417.35 any of its Subsidiaries, or any their officers, employees, agents or representatives in connection with or related to any Governmental Contract or Governmental Bid. (e) Except as set forth in Section 3.25(e) of the Company Disclosure Schedule, (i) there are no outstanding claims, disputes or requests for equitable adjustment by or against the Company or any of its Subsidiaries, on the one hand, and a Governmental Entity, prime contractor, subcontractor or vendor, on the other hand, arising under or relating to any Governmental Contract or Governmental Bid and (ii) to the Knowledge of the Company, there are no facts that are reasonably likely to result in any such claims, disputes, or requests for equitable adjustment. (f) Section 3.25(f) of the Company Disclosure Schedule sets forth a complete list of all organizational conflict of interest (“OCI”) mitigation plans entered into or proposed by the Company or any of its Subsidiaries since the Reference Date in connection with any Governmental Contract or Governmental Bid. The Company has Made Available to Parent complete copies of all such OCI mitigation plans. Each of the Company and its Subsidiaries is in material compliance with all of its OCI mitigation plans. (g) Neither the Company nor any of its Subsidiaries possesses a facility security clearance and the business of the Company and its Subsidiaries, as presently conducted, does not require access to classified information. (h) Neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, or employees, is debarred, suspended, deemed non responsible or otherwise excluded from participation in the award of any Governmental Contract or for any reason listed on the List of Parties Excluded from Federal Procurement and Nonprocurement Programs, nor is there any pending debarment, suspension or exclusion proceeding that has been initiated against the Company or any of its Subsidiaries or any of their respective predecessors, shareholders, officers, directors or employees. Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written notice of any negative determinations of responsibility, as contemplated in Part 9 of the FAR, and to the Knowledge of the Company no such negative determinations of responsibility have been issued against the Company or any of its Subsidiaries. (i) Since the Reference Date, neither the Company nor any of its Subsidiaries has received any written communication that it will be subject to, and to the Knowledge of the Company there is not pending or threatened, any audit or investigation of the Company or any of its Subsidiaries conducted by any Governmental Entity, including the Defense Contract Audit Agency, arising under or relating to any Governmental Contract or Governmental Bid, other than routine audits conducted in the Ordinary Course of Business. (j) Since the Reference Date, neither the Company nor any of its Subsidiaries has (i) conducted or initiated any investigation related to any suspected, alleged or possible violation of any Governmental Contract requirement, or inaccuracy in any representation or certification given for any Governmental Contract, with respect to any Governmental Contract or Governmental Bid, or (ii) made any voluntary or mandatory disclosure to or entered into any consent or administrative agreement (including to a Corporate Integrity Agreement) with a Governmental Entity related to a

SMRH:484497247.47 -66- SM01DOCS\1200417.35 Governmental Contract or Governmental Bid. There are no facts or circumstances that would require a mandatory disclosure pursuant to FAR 52.203-13. 3.26 Exclusivity of Representations and Warranties. Notwithstanding the delivery or disclosure to Parent or Merger Sub or any of their officers, directors, employees, agents, representatives, lenders, Affiliates or any other Person acting on Parent’s or Merger Sub’s behalf of any documentation or other information (including any financial or other projections, any estimates or other forward-looking or supplemental data), except as otherwise expressly set forth in this Article III, in any Ancillary Document to which the Company or any of its Subsidiaries is a party or in any certificate, statement or other instrument delivered by the Company or the Shareholder Representatives pursuant to this Agreement, the Company expressly disclaims any representations or warranties of any kind or nature, express or implied, including without limitation any representation or warranty as to the liabilities, facilities, prospects (financial or otherwise), condition, value or quality of the businesses or assets of the Company or its Subsidiaries, and, except as so expressly set forth herein or therein, the Company and its Subsidiaries specifically disclaim any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to their assets, any part thereof, the workmanship thereof or the absence of any defects therein, whether latent or patent. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB Except as set forth in the disclosure schedule delivered to the Company prior to the execution of this Agreement (the “Parent Disclosure Schedule”), Parent and Merger Sub, jointly and severally, represent and warrant to the Company as of the date hereof and as of the Closing (if the Closing occurs) as follows: 4.1 Organization and Corporate Power. Each of Parent and Merger Sub is a corporation validly existing and in good standing under the laws of the State of Massachusetts and California, respectively, and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so be in good standing or qualify would have a material adverse effect on Parent and Merger Sub, taken as a whole. Parent and Merger Sub have all requisite corporate power and authority necessary to own and operate their properties and to carry on their businesses as now conducted and to enter into this Agreement and the Ancillary Documents and consummate the transactions contemplated hereby and thereby. The copies of the articles of incorporation and bylaws of Parent and Merger Sub which have been made available to the Company reflect all amendments made thereto at any time prior to the date of this Agreement. 4.2 Authority Relative to this Agreement. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due and valid authorization, execution and delivery of this Agreement by the counterparties thereto, constitutes the valid and binding obligation of each of Parent and Merger Sub, enforceable in accordance with its terms, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. The Ancillary Documents, when executed and delivered by Parent or Merger

SMRH:484497247.47 -67- SM01DOCS\1200417.35 Sub, shall have been duly executed and delivered by Parent or Merger Sub (as applicable) and, assuming the due and valid authorization, execution and delivery of the Ancillary Documents by the counterparties thereto, shall constitute the valid and binding obligation of Parent or Merger Sub (as applicable), enforceable in accordance with its terms, except as limited by the application of bankruptcy, moratorium and other laws affecting creditors’ rights generally and as limited by the availability of specific performance and the application of equitable principles. 4.3 Consents and Approvals; No Violations. No filing with or notice to, and no permit, authorization, registration, consent or approval of, any Governmental Entity is required on the part of Parent or Merger Sub for the execution, delivery and performance by Parent and Merger Sub of this Agreement or the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, except (i) compliance with the applicable requirements of the HSR Act and any other applicable Antitrust Law, and (ii) any FAR notices. Assuming compliance with or the making or receipt of, as applicable, the items described in the preceding sentence and the consents set forth on Section 4.3 of the Parent Disclosure Schedule, and except as would not impair in any material respect the ability of Parent, Merger Sub or the Company, as the case may be, to perform their respective obligations under this Agreement or prevent or materially delay the consummation of the Merger, neither the execution, delivery and performance of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement will (i) conflict with or result in any breach, violation or infringement of any provision of the respective articles of incorporation or bylaws (or similar governing documents) of Parent or Merger Sub, (ii) result in a breach, violation or infringement of, or constitute (with or without due notice or lapse of time or both) a default under, any of the terms, conditions or provisions of any material Contract to which Parent or Merger Sub is a party or by which any of them or any of their properties or assets is bound, or (iii) violate or infringe any Law applicable to Parent or Merger Sub or any of their respective properties or assets. For the avoidance of doubt, following each of the Agreement Date and the Closing, Parent will file one or more Current Reports on Form 8-K with the SEC. 4.4 Board and Shareholder Approvals. (a) The board of directors of Parent, by resolutions duly adopted at a meeting duly called and held, has duly approved the transactions contemplated by this Agreement, including the Merger. No other corporate proceedings on the part of Parent are necessary to authorize the transactions contemplated by this Agreement. (b) The board of directors of Merger Sub, by resolutions duly adopted at a meeting duly called and held, or by a written consent in lieu of a meeting of such board of directors, has duly (i) determined that this Agreement and the Merger are advisable and in the best interests of Merger Sub and its shareholder and (ii) approved this Agreement and the Merger. Except for the consent of Parent, as the sole shareholder of Merger Sub, no other corporate proceedings on the part of Merger Sub are necessary to authorize the transactions contemplated by this Agreement. (c) Parent, as the sole shareholder of Merger Sub, has approved and adopted this Agreement. No other vote of the holders of any class or series of capital stock of Parent or Merger Sub is required to adopt this Agreement and approve the transactions contemplated hereby.

SMRH:484497247.47 -68- SM01DOCS\1200417.35 4.5 Financing. As of the Closing, Parent and Merger Sub will have immediately available funds (through existing credit agreements or otherwise) sufficient to (i) pay the Merger Consideration, (ii) satisfy all of their other respective obligations under this Agreement and (iii) pay all fees and expenses payable by Parent and Merger Sub in connection with the transactions contemplated by this Agreement. Each of Parent and Merger Sub expressly acknowledges and agrees that their respective obligations to consummate the transactions contemplated by this Agreement are not subject to any condition or contingency herein with respect to any financing or funding by any third party. 4.6 Solvency. Immediately after giving effect to the consummation of the transactions contemplated by this Agreement, each of Parent, the Surviving Corporation and Parent’s Subsidiaries will be Solvent. For purposes of this Section 4.6, “Solvent” means, with respect to any Person, that: (a) the “present fair saleable value” of the assets of such Person shall be greater than the total amount of the “liabilities of such Person, contingent or otherwise,” as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors; (b) such Person shall be able to pay its debts and obligations in the ordinary course of business as they become due; and (c) such Person shall not have an unreasonably small amount of capital to carry on its businesses and all businesses in which it is about to engage. 4.7 Litigation. As of the Agreement Date, (i) there is no civil, criminal or administrative Action pending, or to the Knowledge of Parent, threatened, against Parent, Merger Sub or any of Parent’s Subsidiaries that would reasonably be expected to prevent, hinder or delay any of the transactions contemplated hereby and (ii) neither Parent, Merger Sub nor any of Parent’s Subsidiaries is subject to any outstanding Order that would reasonably be expected to prevent, hinder or delay any of the transactions contemplated hereby. 4.8 Broker’s Fees. Except for the Persons set forth in Section 4.8 of the Parent Disclosure Schedule, whose fees with respect to the transactions contemplated by this Agreement will be borne by Parent, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent. 4.9 Acquisition for Investment. The capital stock of the Surviving Corporation acquired by Parent pursuant to this Agreement is being acquired for investment only and not with a view to any public distribution thereof, and Parent will not offer to sell or otherwise dispose of such stock so acquired by it in violation of any of the registration requirements of the Securities Act, or any comparable state law. Parent is an “accredited investor” within the meaning of Regulation D promulgated pursuant to the Securities Act.

SMRH:484497247.47 -69- SM01DOCS\1200417.35 4.10 Investigation; Limitation of the Company’s Representations and Warranties. Each of Parent and Merger Sub is relying on the representations and warranties of the Company set forth in this Agreement and in the Ancillary Documents to which the Company is a party and on its own investigation and analysis in entering into the transactions contemplated hereby. Each of Parent and Merger Sub is knowledgeable about the industries in which the Company and its Subsidiaries operate and is capable of evaluating the merits and risks of the Merger as contemplated by this Agreement and is able to bear the substantial economic risk of such investment for an indefinite period of time. Each of Parent and Merger Sub has been afforded access to the books and records, facilities and personnel of the Company and its Subsidiaries for purposes of conducting a due diligence investigation and has conducted a full due diligence investigation of the Company and its Subsidiaries. The Company has provided Parent the opportunity to ask questions of the officers of the Company and of its Subsidiaries, including without limitation regarding the business and financial condition of the Company and of its Subsidiaries, and has answered to the satisfaction of Parent all questions asked by Parent or its representatives, advisors and agents regarding documents, data and information posted in the electronic data room maintained by the Company and its financial advisors for purposes of the transactions contemplated hereby. Parent has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of the transactions contemplated by this Agreement and is capable of such evaluation. Except for the representations and warranties of the Company contained in this Agreement or any Ancillary Document to which the Company is a party, neither Parent nor Merger Sub has relied upon any representation or warranty, whether express or implied, with respect to the Company or any of its Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to Parent, Merger Sub or any of their respective officers, directors, employees, agents, representatives, lenders, Affiliates or any other Person acting on its behalf by or on behalf of the Company or its officers, directors, employees, agents, representatives, lenders or Affiliates. Notwithstanding anything to the contrary herein, nothing herein shall impair the ability of Parent to seek recovery for fraud. 4.11 Governmental Approvals. Except as may relate to approvals required under applicable Antitrust Laws, to the Knowledge of Parent, there is no material fact relating to Parent’s, Merger Sub’s or any of their Subsidiaries’ respective businesses, operations, financial condition or legal status, including any officer’s, director’s or current employee’s status, that would reasonably be expected to impair the ability of the Parties to obtain, on a timely basis, any authorization, consent, Order, declaration or approval of, or ability to contract with, any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement. 4.12 Information Statement. None of the information provided by Parent or Merger Sub for inclusion in the Information Statement will contain an untrue statement of material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. 4.13 Parent RWI Policy. Parent has acquired a binding agreement (the “Binder Agreement”) for the issuance of a buyer-side representation and warranty insurance policy in

SMRH:484497247.47 -70- SM01DOCS\1200417.35 accordance with the terms set forth therein (the “Parent RWI Policy”). Copies of the Binder Agreement and of the form of Parent RWI Policy are attached hereto as Exhibit F. The Binder Agreement and form of Parent RWI Policy attached as Exhibit F are accurate and complete. The Binder Agreement is a valid and binding obligation of Parent and, to the Knowledge of Parent, of each counterparty thereto, in each case subject to the terms and conditions set forth therein, and is in full force and effect. To the Knowledge of Parent, no conditions exist that render the Binder Agreement void or voidable. ARTICLE V COVENANTS 5.1 Written Consent; Shareholder Notice. (a) The Company will use commercially reasonable efforts to obtain the Necessary Shareholder Approval by executed Written Consent as promptly as practicable following the execution and delivery of this Agreement. The materials submitted to the applicable holders of Company Capital Stock in connection with the Written Consent shall include the Company Recommendation. Promptly following receipt of the Necessary Shareholder Approval, the Company shall deliver a copy of such Written Consent to Parent. (b) Promptly following, but in no event more than ten (10) days after, receipt of the Necessary Shareholder Approval, the Company shall, in accordance with applicable Law and its Articles of Incorporation and Bylaws, (i) mail a notice (the “Shareholder Notice”) to every holder of Company Capital Stock that did not execute the Written Consent and (ii) mail to any holder of Options that has not theretofore delivered an Option Termination Agreement a request that such holder execute and deliver to the Company an Option Termination Agreement with respect to all outstanding Options held by such holder. The Shareholder Notice shall (A) be a statement to the effect that the Company Board determined that the Merger is advisable and in the best interests of the holders of Company Capital Stock, and that the Company Board approved this Agreement, the Merger and the other transactions contemplated hereby, (B) provide the holders of Company Capital Stock to whom it is sent with notice of the actions taken in the Written Consent, including the Necessary Shareholder Approval of this Agreement and the principal terms of the Merger, (C) notify such holders of Company Capital Stock of their dissenters’ rights pursuant to Chapter 13, and (D) include an Information Statement for the holders of Company Capital Stock with respect to the Merger, which Information Statement, in the form delivered to the Shareholders, together with any and all amendments or supplements thereto, is herein referred to as the “Information Statement.” Whenever any event occurs which the Company, in its reasonable discretion, determines should be set forth in an amendment or supplement to the Information Statement, the Company will promptly inform Parent of such occurrence and make any appropriate amendment or supplement, and mail such amendment or supplement to the Company’s shareholders. The Shareholder Notice shall also include therewith a copy of Chapter 13. (c) Approval of this Agreement by the Necessary Shareholder Approval shall not restrict the ability of the Company Board thereafter to terminate or amend this Agreement or the Agreement of Merger to the extent permitted by this Agreement and not prohibited under applicable Law.

SMRH:484497247.47 -71- SM01DOCS\1200417.35 5.2 Confidentiality. Parent acknowledges that all information provided to any of its and its Affiliates’ agents and representatives by the Company and its Affiliates, agents and representatives (including pursuant to Section 5.3) is subject to the terms of the Confidentiality Agreement, the terms of which are hereby incorporated herein by reference; provided, however, that (i) if there is an inconsistency between the terms of this Agreement and the terms of the Confidentiality Agreement, then the terms of this Agreement shall control and govern; and (ii) such Confidentiality Agreement shall terminate at the Effective Time. 5.3 Access to Books and Records. (a) After the Agreement Date, the Company shall, and shall cause its Subsidiaries to, (i) afford to Parent and representatives of Parent reasonable access to all books, records, correspondence, files, financial statements, operating data and all other information with respect to the Company and its Subsidiaries during normal business hours consistent with applicable Law, upon reasonable notice and in accordance with the reasonable security procedures established by the Company, (ii) furnish reasonably promptly to Parent all information concerning the Company and its Subsidiaries as Parent may from time to time reasonably request, and (iii) to the extent available to the Company, make available to Parent any work papers of the Company Auditor related to the Audited Financial Statements; provided, however, that notwithstanding the foregoing clauses (i)- (iii), neither the Company nor any of its Subsidiaries shall be required to (A) make available Business Employee personnel files, records, or information beyond the extent permitted by Law or Contract, (B) provide access to or disclose information prepared by or for counsel to the Company or its Subsidiaries if such access or disclosure would in the reasonable determination of the Company jeopardize the attorney-client privilege of the Company or its Subsidiaries or contravene any applicable Laws or (C) provide access to any books, records or information relating to the potential sale of the Company to or any Person other than Parent. (b) Parent agrees that any permitted investigation undertaken pursuant to the access granted under Section 5.3(a) shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of the Company and its Subsidiaries, and Parent and its representatives shall not communicate with any Business Employees in regard to the transactions contemplated hereby without the prior written consent of the Company. (c) For a period of six (6) years after the Closing Date, Parent shall cause the Surviving Corporation and its Subsidiaries to afford the Shareholder Representatives and the Shareholder Representatives’ representatives, during normal business hours, upon reasonable notice, reasonable access to all of the books and records of the Surviving Corporation and its Subsidiaries (i) to enable the Shareholder Representatives to defend against or assert claims related to or arising from the business and operations of the Company and its Subsidiaries prior to the Effective Time and (ii) to the extent that such access may reasonably be required by the Shareholder Representatives or any holder of Company Capital Stock or Exchanged Options in connection with the preparation of such Person’s financial reports involving any period prior to the Effective Time. The Shareholder Representatives shall hold, and shall cause its representatives and holders of Company Capital Stock to hold, such books and records in confidence, except to the extent required to defend or assert such claims and to prepare such financial reports or Tax Returns or handle such Tax audits, and to return the same, and all copies, notes and summaries thereof, to the Surviving Corporation promptly upon

SMRH:484497247.47 -72- SM01DOCS\1200417.35 the conclusion of their use for the purposes herein specified. Nothing in this Agreement shall limit the rights of discovery of the Shareholder Representatives. (d) Parent agrees to hold all of the books and records of the Company and its Subsidiaries existing on the Closing Date and not to destroy or dispose of any of such books and records for a period of six (6) years after the Closing Date or such longer time as may be required by Law and, thereafter, if Parent desires to destroy or dispose of such books and records, to offer first in writing at least sixty (60) days prior to such destruction or disposition to surrender them to the Shareholder Representatives at the Shareholder Representatives’ expense, subject to reasonable confidentiality protections. 5.4 Efforts. (a) Subject to the terms and conditions herein provided, Parent, Merger Sub and the Company shall, and each of them shall cause their respective Subsidiaries to, use commercially reasonable efforts to promptly take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective as promptly as practicable after the Agreement Date the transactions contemplated by this Agreement, including (i) preparing as promptly as practicable all necessary applications, notices, petitions, filings, ruling requests, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any Governmental Entity for, by or on behalf of any Person in order to consummate the transactions contemplated by this Agreement (collectively, the “Governmental Approvals”) and (ii) as promptly as practicable taking all steps as may be necessary to obtain all such Governmental Approvals. In furtherance and not in limitation of the foregoing, Parent, Merger Sub and the Company shall, and each of them shall cause their respective Subsidiaries to, (A) make appropriate and complete filings of all applicable Notification and Report Forms pursuant to the HSR Act with respect to the transactions contemplated hereby within ten (10) Business Days after the date of this Agreement, and (B) make all other required filings pursuant to other Antitrust Laws with respect to the transactions contemplated hereby as promptly as practicable. Parent and Merger Sub shall not extend any waiting period under the HSR Act or any other Antitrust Law, nor enter into any agreement with the United States Federal Trade Commission (the “FTC”) or the United States Department of Justice (the “DOJ”) or any other Governmental Entity not to consummate the transactions contemplated by this Agreement, except with the prior written consent of the Company (which shall not be unreasonably withheld, conditioned or delayed). During the initial waiting period and any extensions of the initial waiting period consented to by the Company, each Party shall supply as promptly as practicable any additional information or documentation that may be requested pursuant to the HSR Act or any other Antitrust Law and use commercially reasonable efforts to take all other actions necessary, proper or advisable to cause the expiration or termination of the applicable waiting periods under the HSR Act and any other Antitrust Law as soon as possible. (b) Parent, Merger Sub and the Company shall, and each of them shall cause their respective Subsidiaries to, in connection with the actions referenced in Section 5.4(a) to obtain all Governmental Approvals for the transactions contemplated by this Agreement under the HSR Act or any other Antitrust Law, use commercially reasonable efforts to: (i) cooperate in all respects with

SMRH:484497247.47 -73- SM01DOCS\1200417.35 each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) keep the other Parties or their respective outside counsel promptly informed, and if in writing, furnish outside counsel for the other Parties with copies of (or, in the case of oral communications, advise the outside counsel for the other Parties orally) of any communication received by such Party from, or given by such Party to, the FTC, the DOJ or any other Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; (iii) consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Governmental Entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other Governmental Entity or other Person, give outside counsel for the other Parties the opportunity to attend and participate in such meetings and conferences; and (iv) permit outside counsel for the other Parties to review in advance any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Governmental Entity and consider in good faith the views of the other Parties in connection with any proposed communication with any Governmental Entity; provided, however, that materials may be redacted (A) as necessary to comply with contractual arrangements and (B) as necessary to address reasonable privilege concerns. Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent, Merger Sub and the Company, as the case may be) or its legal counsel. (c) Parent agrees to use its commercially reasonable efforts to provide such assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any Governmental Entity or other third party whose consent or approval is sought in connection with the transactions contemplated hereby. Whether or not the Merger is consummated, Parent shall be responsible for all filing fees and payments to any Governmental Entity in order to obtain any consents, approvals or waivers pursuant to this Section 5.4. 5.5 Conduct of Business. (a) Operation in the Ordinary Course. During the period from the Agreement Date to the Effective Time, except (i) as set forth in Section 5.5 of the Company Disclosure Schedule, (ii) as expressly contemplated by this Agreement or (iii) as Parent shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that Parent shall respond as soon as reasonably practicable but in no event later than three (3) Business Days following receipt of a written request for such response), the Company agrees that it shall, and shall cause its Subsidiaries to: (i) operate their respective businesses in all material respects the Ordinary Course of Business; (ii) comply in all material respects with all applicable Laws, Orders, Permits, material Benefit Plans and Material Contracts;

SMRH:484497247.47 -74- SM01DOCS\1200417.35 (iii) use their respective commercially reasonable efforts to preserve intact their respective businesses in all material respects, including, to the extent commercially reasonable, maintaining their respective relations and goodwill with suppliers, customers, landlords, creditors, Business Employees, agents and others having business relationships with the Company or any of its Subsidiaries; (iv) from time to time at the request of Parent and subject to any applicable limitations under Law or otherwise, report to Parent concerning the status of their respective businesses, operations and finances, provided, that any such reports will not be requested more than once every calendar week; and (v) upon reasonable request and subject to reasonable limitations imposed by the Company, arrange meetings with such customers, suppliers, licensors, licensees, distributors, landlords, creditors, employees, agents and others having business relationships with the Company or any of its Subsidiaries as Parent shall reasonably request in order that Parent may confer with such Persons regarding the Company and its Subsidiaries, their respective businesses and the nature of the transactions contemplated hereby; provided, that in each such case no such discussions shall take place without the participation of a designated representative of the Company and Parent and the Company shall confer and agree on the subject matter to be discussed at any such meetings prior thereto. (b) Company Forbearances. Without limiting the provisions of Section 5.5(a), during the period from the Agreement Date through the Closing Date, except (1) as set forth in Section 5.5 of the Company Disclosure Schedule, (2) as Parent shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed; provided, however, that Parent shall respond as soon as reasonably practicable but in no event later than three (3) Business Days following receipt of a written request for such response), (3) as expressly contemplated by this Agreement, (4) for actions solely among the Company and its Subsidiaries and (5) as required by Law, the Company covenants and agrees that it shall not, and shall cause its Subsidiaries not to, take any of the following actions: (i) (A) amend or propose to amend their respective articles of incorporation or bylaws or equivalent organizational documents in any manner adverse to Parent or (B) split, combine or reclassify their outstanding capital stock; (ii) Except as a result of the exercise of stock options under the Stock Option Plans, issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire, any shares of their capital stock of any class or any debt or equity securities which are convertible into or exchangeable for such capital stock; (iii) merge with or into or consolidate with any other Person or liquidate or dissolve; (iv) sell, transfer, lease or otherwise dispose of any of its material assets;

SMRH:484497247.47 -75- SM01DOCS\1200417.35 (v) incur any Indebtedness for borrowed money; provided, however, that the Company and its Subsidiaries may (A) incur such Indebtedness to extent that such Indebtedness will be repaid at or prior to the Closing, (B) incur such Indebtedness to replace or refinance existing credit facilities or other Indebtedness without increasing the principal amount thereunder (except to the extent such increase represents accrued interest and fees and expenses on the refinanced Indebtedness and customary underwriting, arrangement, or similar fees and related expenses), (C) draw on existing working capital credit facilities or replacements thereof, (D) enter into letters of credit or surety bonds in the Ordinary Course of Business or (E) enter into guarantees of Indebtedness for borrowed money permitted by the foregoing clauses (A)-(C); (vi) make any material acquisition of any assets or businesses for consideration in excess of $250,000 other than acquisitions in the Ordinary Course of Business and acquisitions in accordance with Contracts in effect as of the Agreement Date to which the Company or any of its Subsidiaries is a party or under which any of such Persons are bound; (vii) settle any Action; (viii) modify any Material Contract in any material respect except in the Ordinary Course of Business; (ix) enter into, amend or extend any collective bargaining agreements; (x) make, change or revoke any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended Tax Return, settle or compromise any material claim or assessment relating to Taxes or surrender any right to a refund of Taxes; (xi) make any material change to its accounting policies, other than as required by GAAP or applicable Law; or (xii) agree or commit to take any action described in this Section 5.5(b). 5.6 Consents. The Company shall, and the Company shall cause its Subsidiaries to, reasonably cooperate with Parent and Merger Sub to obtain, at the earliest practicable date, each Required Consent and any other consents required from third parties in connection with the consummation of the transactions contemplated by this Agreement pursuant to the Material Contracts; provided, however, that (i) neither the Company and nor any of its Subsidiaries shall be required to make any expenditures or incur any obligation or liability in connection with seeking such consents, (ii) neither the Company nor any of its Subsidiaries shall have any liability for failure to obtain any consents except as expressly provided in this Agreement, and (iii) the effectiveness of any documentation executed by the Company or any of its Subsidiaries with respect thereto may be subject to the consummation of the Closing. In no event shall the receipt or availability of any consents, other than Required Consents, be a condition to any of Parent’s or Merger Sub’s obligations hereunder.

SMRH:484497247.47 -76- SM01DOCS\1200417.35 5.7 Public Announcements. No Party or any Affiliate or representative of such Party shall issue or cause the publication of a press release or other public announcement in respect of this Agreement or make any other public communication regarding the transactions contemplated by this Agreement without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as may be required by Law or stock exchange rules, in which case the Party required to publish such press release or public announcement or make such other communication shall use commercially reasonable efforts to provide the other Party a reasonable opportunity to comment on such press release or public announcement in advance of such publication or such other communication in advance of the time it is made; provided, that this Section 5.7 shall no longer apply to Parent (or its Affiliates or representatives) after the Effective Time. 5.8 Directors and Officers; Runoff Coverage. (a) From and after the Closing until the sixth (6th) anniversary of the Closing Date, Parent shall cause the Surviving Corporation and its Subsidiaries to (i) indemnify and hold harmless, to the fullest extent permitted by applicable Law, each current or former officer, director, partner, member, manager or employee of the Company or any of its Subsidiaries (or their respective predecessors) and each Person who controls the Company (collectively, the “Company Indemnitees”) against any Losses incurred in connection with any threatened or actual Action, whether civil, criminal, administrative or investigative, whether arising before or after the Closing, arising in whole or in part out of, or pertaining to, the fact that such person is or was an officer, director, partner, member, manager or employee of the Company or any of its Subsidiaries and pertaining to matters, acts or omissions existing or occurring at or prior to the Closing, including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated by this Agreement, and advance expenses as incurred by each Company Indemnitee to the fullest extent permitted by applicable Law, and (ii) take any necessary actions to provide that all rights to indemnification and all limitations on liability existing in favor of any Company Indemnitee, as provided in (A) the organizational documents of the Company and its Subsidiaries in effect on the date of this Agreement or (B) any agreement providing for indemnification by the Company or any of its Subsidiaries of any of the Company Indemnitees in effect on the Agreement Date to which the Company or any of its Subsidiaries is a party, shall survive the consummation of the transactions contemplated hereby and continue in full force and effect and be honored by the Surviving Corporation and its Subsidiaries. Without limiting the generality of the foregoing, from and after the Closing until the sixth (6th) anniversary of the Closing Date, the Surviving Corporation shall (and Parent shall cause the Surviving Corporation to) cause the organizational documents of the Surviving Corporation and of Themis to contain provisions with respect to indemnification, exculpation and the advancement of expenses, covering acts and omissions of the Company Indemnitees, in each case in their capacities as officers or directors of the Company, or of Themis, as applicable, occurring at or prior to Closing, which provisions are at least as favorable as the indemnification, exculpation and advancement of expenses provisions contained in their respective organizational documents as of the Agreement Date and, during such six-year period and except as required by applicable Law, such provisions shall not be repealed, amended or otherwise modified in any manner that adversely affects the rights of the Company Indemnitees.

SMRH:484497247.47 -77- SM01DOCS\1200417.35 (b) Prior to the Closing Date, the Company or any of its Subsidiaries may, or to the extent such parties do not, Parent, shall, obtain and fully pay the premium for “tail” insurance policies to be in effect as of the Closing for the extension of (x) the directors’ and officers’ liability coverage of the existing directors’ and officers’ insurance policies of the Company and each of its Subsidiaries, and (y) the existing fiduciary liability insurance policies of the Company and each of its Subsidiaries, in each case for a claims reporting or discovery period of at least six (6) years from and after the Closing Date from an insurance carrier with the same or better credit rating as the insurance carrier of the Company as of the Agreement Date with respect to directors’ and officers’ liability insurance and fiduciary liability insurance with terms, conditions, retentions and limits of liability that are at least as favorable to the insureds as the existing policies of the Company and its Subsidiaries with respect to any matter claimed against a director or officer of the Company or any of its Subsidiaries by reason of such individual’s serving in such capacity that existed or occurred on or prior to the Closing Date (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however, that Parent shall not be obligated to expend more than 300% of the annual premium for the Company’s current policies of directors’ and officers’ liability insurance. (c) In the event that any of the Parent, the Surviving Corporation or its Subsidiaries, or any of their respective successors or assigns (i) consolidates with or merges into any other Entity and shall not be the continuing or surviving Entity of such consolidation or merger or (ii) transfers or conveys all or a majority of their respective properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of such consolidating or merging Person shall succeed to and assume the obligations set forth in this Section 5.8. (d) The rights and obligations under this Section 5.8 shall not be terminated or modified in such a manner as to adversely affect any Company Indemnitee to whom this Section 5.8 applies without the express written consent of such affected Company Indemnitee (it being expressly agreed that this Section 5.8 is intended for the benefit of and may be enforced directly by each of the Company Indemnitees to whom this Section 5.8 applies). (e) The right of any Company Indemnitee to the indemnification under this Section 5.8 is cumulative of, and in addition to, any and all rights to which such Company Indemnitee may otherwise be entitled by contract or as a matter of Law or equity, and extends to such Company Indemnitee’s successors, assigns and legal representatives; provided, however, that (i) to the extent that any Company Indemnitee is entitled to be indemnified by the Surviving Corporation or any of its Subsidiaries (and any of their respective successors or assigns) or any insurer under this Section 5.8, by any other Person pursuant to rights to which such Company Indemnitee may be entitled by contract or as a matter of Law or equity (a “Secondary Indemnitor”) or by any insurer under any other policy applicable to such Company Indemnitee (a “Secondary Insurer”), the obligations of Parent, the Surviving Corporation or any of its Subsidiaries (and any of their respective successors or assigns) or any insurer under Section 5.8 shall be primary and the obligations of any such Secondary Indemnitor or Secondary Insurer shall be secondary, (and any of their respective successors or assigns) and any insurer shall not be entitled to contribution or indemnification from or subrogation against any such Secondary Indemnitor or Secondary Insurer with respect to any of its obligations under this Section 5.8.

SMRH:484497247.47 -78- SM01DOCS\1200417.35 5.9 No Financing Condition. In no event shall the receipt or availability of any funds or financing by Parent or any Affiliate be a condition to any of Parent’s or Merger Sub’s obligations hereunder. 5.10 Release. (a) By delivering the Support Agreement, a Letter of Transmittal or an Option Termination Agreement, as applicable, or by accepting any Merger Consideration, each Former Holder of Company Capital Stock or Exchanged Options (collectively, the “Seller Releasing Parties”) agrees to all of the provisions of this Section 5.10. Effective as of the Effective Time, each Seller Releasing Party unconditionally and irrevocably acquits, remises, discharges and forever releases the Company, each of its Subsidiaries and their respective officers, directors and Affiliates (collectively, the “Seller Released Parties”) from and against any and all Claims, including those arising under any Law, Contract, or Benefit Plan to the extent arising prior to the Effective Time in connection with the dealings of such Seller Releasing Party with any Seller Released Party through the Effective Time, except for: (i) Claims arising under or in connection with this Agreement or any Ancillary Document; (ii) Claims for ordinary course salary, bonus, incentive compensation, health, dental and vision, and similar benefits; (iii) Claims that by Law may not be released, including any Claim that is nonwaivable pursuant to California Labor Code Sections 2802 and 2804; (iv) Claims where the facts and circumstances giving rise to such Claims first occur following the Effective Time; (v) indemnification and insurance obligations provided to officers and directors of the Company or its Subsidiaries as provided in Section 5.8 of this Agreement; (vi) Claims under any other directors' and officers' liability insurance policy maintained by the Company for the benefit of the Seller Releasing Party; or (vii) any Claim to the extent not related directly or indirectly to the Seller Releasing Party's status as a holder or Former Holder of Company Capital Stock or Options. Except as expressly provided herein and subject to the exceptions provided in the immediately preceding sentence, each Seller Releasing Party agrees that such Seller Releasing Party shall not make any Claims for indemnification against any of the Seller Released Parties by reason of the fact that such Seller Releasing Party was an equityholder, director, officer, employee or agent, directly or indirectly, of any of the Seller Released Parties or was serving at the request of any of the Seller Released Parties as a partner, trustee, director, officer, employee or agent of another Entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise) with respect to any claim for indemnification brought against such Seller Releasing Party or any claim against such Seller Releasing Party in connection with the transactions contemplated by this Agreement, and such Seller Releasing Party hereby acknowledges and agrees that such Seller Releasing Party shall have no claims or right to contribution or indemnity from any of the Seller Released Parties with respect to any amounts paid by such Seller Releasing Party or from the Adjustment Escrow Fund pursuant to Section 2.20(d) or the Indemnification Escrow pursuant to Article X or otherwise in connection with the transactions contemplated by this Agreement. The Seller Releasing Parties recognize that they may have released claims of which they are totally unaware and unsuspecting, but that which they are nevertheless releasing and giving up by providing the general release set forth above and to the extent, if any, set forth in such Seller Releasing Parties’ respective Letters of Transmittal or Option Termination Agreements or in the Support Agreement. This Section 5.10 is not intended to be a waiver of any right to indemnification of any director, officer or employee of any of the Released Parties who remains such after the Closing or pursuant to Section 5.8(a).

SMRH:484497247.47 -79- SM01DOCS\1200417.35 (b) Effective upon the Closing, the Surviving Corporation, for itself and on behalf of each of its former and present Subsidiaries (collectively, the “Buyer Releasing Parties” and, together with the Seller Releasing Parties, the “Releasing Parties”), hereby releases and forever discharges each Person who is now, or who will have been at any time since the Reference Date, an officer, director, member, manager or equity or interest holder of the Company or any of its present or former Subsidiaries (or a fiduciary of any Benefit Plan) and each Person directly or indirectly controlling any of the foregoing Persons (collectively, the “Buyer Released Parties” and, together with the Seller Released Parties, the “Released Parties”) from any and all Claims, which any of the Buyer Releasing Parties had or now has, at law or in equity, against any of the Buyer Released Parties in any way arising out of, in connection with, pertaining to or by reason of (i) their respective status as an officer, director, member, manager, or equity or interest holder of the Company or of any of its present or former Subsidiaries (or as a fiduciary of any Benefit Plan) or as a Person controlling any of the foregoing Persons, or (ii) any acts or omissions, or alleged acts or omissions, by any of them in their respective capacities as such, which acts or omissions existed or occurred at or prior to the Closing, in each case except for any claims, rights, obligations, debts, liabilities, actions or causes of action that arise as a result of intentional or reckless misconduct, fraud, or criminal act by the Released Party. Subject to the following sentence, each of Parent and Merger Sub hereby acknowledges the release by the Company and its Subsidiaries set forth in the preceding sentence and covenants and agrees that it will honor such release and will not, and will cause its Subsidiaries, including the Surviving Corporation, not to, take any action inconsistent therewith (including commencing any Action with respect to, or directly or indirectly transferring to another Person, any claim so released). Notwithstanding anything to the contrary herein, no release is being given herein with respect to any Claims arising under or in connection with this Agreement or any Ancillary Document (including any covenant, agreement, representation, warranty or otherwise). (c) Each Releasing Party acknowledges that the Laws of many states provide substantially the following: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR, and further acknowledges that such provisions are designed to protect a party from waiving claims which such party does not know exist or may exist. Nonetheless, each Releasing Party agrees that, effective as of the Effective Time, such Releasing Party shall be deemed to waive any such provision, and further agrees that such Releasing Party shall not (i) institute any Action based upon, arising out of or relating to any of the released claims, (ii) participate, assist or cooperate in any such Action or (iii) encourage, assist or solicit any third party to institute any such Action. Each Releasing Party represents and warrants to each of its Released Parties that it has not assigned any claim contemplated to be released hereunder. 5.11 Distributions. Subject to Section 2.20(b), the Company and its Subsidiaries shall have the complete and unrestricted right, at any time at or prior to the Closing, to distribute all or any

SMRH:484497247.47 -80- SM01DOCS\1200417.35 portion of the cash held by the Company or any such Subsidiary to the holders of Company Capital Stock (or to the Company or a Subsidiary, as applicable); provided, that such distribution is in accordance with Law and the applicable organizational documents. 5.12 Distributions from the Adjustment Escrow Fund and the Indemnification Escrow Fund. Subject to the terms of the Escrow Agreement, distributions of the Adjustment Escrow Fund and the Indemnification Escrow Amount shall be made pursuant to the applicable provisions of the Escrow Agreement and otherwise disbursed (i) from the Adjustment Escrow Fund upon the joint instructions of the Shareholder Representatives and Parent in accordance with the provisions of Section 2.20 and (ii) from the Indemnification Escrow Fund upon the joint instructions of the Shareholder Representatives and Parent in accordance with the provisions of Section 10.8. 5.13 Parent RWI Policy. (a) Parent shall use commercially reasonable efforts to cause the Parent RWI Policy to be bound and issued and, thereafter, to remain in full force and effect, including using commercially reasonable efforts to (i) satisfy all subjectives or other conditions to issuance associated with the Parent RWI Policy, including those conditions as set forth in the Binder Agreement, (ii) pay when due all premiums, fees, costs, taxes and commissions associated therewith, and (iii) comply in all material respects with the terms and conditions of the Parent RWI Policy and Binder Agreement. (b) The total premium and any surplus lines, underwriting fees and broker compensation charged by the insurer for the Parent RWI Policy shall be borne 100% by Parent. (c) The Parent RWI Policy shall (i) name Parent as the insured; (ii) insure Parent and any Parent Indemnified Party for any breach of the representations and warranties of the Company in this Agreement; and (iii) contain a waiver of subrogation by the insurer in favor of the Shareholder Indemnified Parties except in cases of actual fraud. (d) Parent shall not, without the prior written consent of the Company (prior to the Effective Time) or the Shareholder Representatives (after the Effective Time) (which consent shall, in either case, not be unreasonably withheld, delayed or conditioned), amend, modify, terminate or waive any provision of the Parent RWI Policy if the result of such amendment, modification, termination or waiver would reasonably be expected to have an adverse impact on any Shareholder Indemnified Party or any Affiliate thereof (in light of the purpose of the Parent RWI Policy as reflected in Article X), including any changes to the insurer’s rights to subrogation or any change in, or with respect to, the retention amount under the Parent RWI Policy. 5.14 Intentionally omitted. 5.15 Termination of Certain Contracts. Prior to or at Closing, the Company shall, and shall cause its Subsidiaries to, (i) terminate all Contracts and Benefit Plans that are set forth on Schedule 5.15 and (ii) terminate any service provider with respect to whom the Company or any of its Subsidiaries has incurred Transaction Expenses and satisfy all liabilities relating to such service providers except to the extent set forth in the Closing Statement of Transaction Expenses.

SMRH:484497247.47 -81- SM01DOCS\1200417.35 5.16 Updated Schedule. At any time no less than three (3) Business Days prior to the Closing Date, the Company will provide Parent with a copy of any amendments or supplements that the Company proposes to make to the Company Disclosure Schedule delivered or to be delivered by the Company hereunder based on events or circumstances occurring after the Agreement Date (the “Updated Schedule”). For the avoidance of doubt, no updates are permitted for matters occurring on or prior to the Agreement Date. An Updated Schedule shall not cure any breach or inaccuracy of any representation, warranty, covenant or other agreement for any purposes under this Agreement (including for purposes of Section 8.2, Article IX or Article X) or prejudice any rights of Parent under this Agreement, including the right to claim that the representations and warranties of the Company, when made on the Agreement Date, were untrue, or that any condition to Closing was unfulfilled. 5.17 Financial Reporting Cooperation; Post-Signing Interim Financial Statements; 2017 Audited Financial Statements. (a) Prior to the Closing, the Company shall provide, and shall cause its Subsidiaries to provide, such reasonable and customary assistance as Parent may from time to time reasonably request in connection with Parent’s preparation for its post-Closing reporting obligations under the Securities Act and the Exchange Act; provided, however, that the Company shall not be required to provide any such assistance that would interfere with the normal business operations of the Company or its Subsidiaries or that would require the Company or its Subsidiaries to incur any third party fees and expenses. (b) Prior to the Closing, the Company shall furnish to Parent the unaudited consolidated balance sheet of the Company and its Subsidiaries at September 30, 2017, the unaudited consolidated income statements of the Company and its Subsidiaries for the nine (9) month period ended on such balance sheet date and the comparable period from the prior fiscal year, the unaudited consolidated statement of shareholders’ equity of the Company and its Subsidiaries as of such balance sheet date and the unaudited consolidated statement of cash flows of the Company and its Subsidiaries for the nine (9) month period ended on such balance sheet date and the comparable period from the prior fiscal year, in each case as prepared in accordance with GAAP on a consistent basis, subject to the absence of footnotes and normal year-end adjustments, and all as reviewed by the Company Auditor (collectively, the “Post-Signing Interim Financial Statements”). (c) After January 15, 2018, if the Closing has not yet occurred and this Agreement has not been terminated pursuant to Article IX hereof, then upon Parent's written request, the Company shall engage the Auditor to undertake the audit and related procedures necessary for the Auditor to deliver to the Company the 2017 Audited Financial Statements. The Company shall reasonably cooperate with Parent and the auditor to furnish to Parent the 2017 Audited Financial Statements no later than on April 30, 2018; provided, however, that if the Closing occurs prior to any delivery of the 2017 Audited Financial Statements, the Company's obligations under this Section 5.17(c) shall terminate upon the Closing. (d) Parent shall pay, or shall reimburse the Company and its Subsidiaries for, all fees and expenses payable to the Company Auditor in connection with the preparation and review of the Post-Signing Interim Financial Statements and, if the 2017 Audited Financial Statements are

SMRH:484497247.47 -82- SM01DOCS\1200417.35 required to be provided to Parent hereunder, the preparation and audit of the 2017 Audited Financial Statements. Parent shall pay or reimburse such amounts promptly, and in any event within the five (5) Business Days, following the Company’s delivery to Parent from time to time of any invoice or invoices evidencing such fees and expenses. 5.18 Post-Signing Company Filing. Prior to the Closing, the Company shall make the filing described on Section 5.18 of the Company Disclosure Schedule and, at least three (3) Business Days prior to the date of such filing, shall provide a copy thereof to Parent for review and comment. The Company shall in good faith consider any comments provided by Parent for inclusion into such filing. From and after the Closing, Parent shall address such filing and the matters covered thereby in accordance with the requirements set forth on Section 5.18 of the Company Disclosure Schedule. ARTICLE VI EMPLOYEE MATTERS 6.1 Treatment of Employees. For all purposes (including for purposes of vesting, eligibility to participate and level of benefits) under the employee benefit plans of Parent and its Subsidiaries providing benefits to any Business Employee after the Closing (the “New Plans”), each Business Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors before the Closing, to the same extent as such Business Employee was entitled, before the Closing, to credit for such service under any similar Benefit Plan in which such Business Employee participated or was eligible to participate immediately prior to the Closing; provided, however, that the foregoing shall not apply (i) to the extent that its application would result in a duplication of benefits to the Business Employee for the same period of service, (ii) for benefit accrual purposes under any New Plan that is a defined benefit pension plan, and (iii) to any newly established Benefit Plan of Parent or its Subsidiaries for which similarly situated employees of Parent or its Subsidiaries do not receive past service credit. In addition, and without limiting the generality of the foregoing, (i) each Business Employee shall be immediately eligible to participate, without any waiting time, in any and all New Plans to the extent coverage under such New Plan is comparable to a Benefit Plan in which such Business Employee participated immediately before the Closing (such plans, collectively, the “Old Plans”), and (ii) for purposes of each New Plan providing medical, dental, pharmaceutical or vision benefits to any Business Employee, Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such Business Employee and his or her covered dependents, unless such conditions would not have been waived under the Old Plans. With regards to continuing Business Employees, Parent or one of its Affiliates (including the Company and Subsidiaries after the Effective Time), the PEO Arrangement will continue through the Closing, and, as soon as reasonably practicable following the Closing, Parent shall take all necessary actions to transition the Business Employees onto the New Plans following any requisite notice and termination provisions under the PEO Arrangement. 6.2 Termination of 401(k) Plan. The Company shall cause Themis to take all necessary actions to terminate the Themis 401(k) Plan (the “Company 401(k) Plan”) effective as of the day immediately prior to the Closing. As soon as practicable following the Closing, Parent shall take all necessary actions to permit the Business Employees that are entitled to receive an “eligible rollover distribution” (as defined in Code Section 402(c)(4)) from the Company 401(k) Plan, to roll over such

SMRH:484497247.47 -83- SM01DOCS\1200417.35 eligible rollover distribution as part of any lump sum distribution into an account under a defined contribution 401(k) savings plan maintained by Parent or one of its Affiliates, subject to and in accordance with the provisions of such plan and applicable Law. 6.3 No Third-Party Beneficiaries. The provisions of this Article VI are solely for the benefit of the Parties and are not intended to confer upon any other Persons any rights or remedies hereunder. Nothing in this Agreement shall preclude Parent or any of its Affiliates, at any time, from (i) amending, merging, modifying, terminating, eliminating, reducing or otherwise altering in any respect any Benefit Plan, any benefit under any Benefit Plan or any trust, insurance policy or funding vehicle related to any Benefit Plan, or (ii) terminating, demoting or taking other actions with respect to any Business Employee after the Effective Time. ARTICLE VII TAX MATTERS 7.1 Tax Returns. (a) Filing of Tax Returns. Parent shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns of the Company and each of its Subsidiaries for any Pre- Closing Tax Period or Straddle Period required to be filed after the Closing Date (such Tax Returns referred to herein as the “Parent-Prepared Tax Returns”). All Parent-Prepared Tax Returns relating solely to a Pre-Closing Tax Period shall be prepared at the sole expense of the Former Holders of Company Capital Stock and Exchanged Options. All Parent-Prepared Tax Returns shall be prepared in a manner consistent with the past practices of the Company and its Subsidiaries, except as otherwise required by applicable Law. All Tax Benefits shall be reported on applicable Income Tax Returns solely as Income Tax deductions of the Company and/or the Subsidiaries for the Pre-Closing Tax Period or allocated to the portion of the Straddle Period ending on the Closing Date and shall not be treated or reported as Income Tax deductions for any period beginning after the Closing Date, including under Treasury Regulation Section 1.1502-76(b)(1)(ii)(B) (or any comparable or similar provision under state or local Law) to the extent allowable by Law. If and to the extent that Former Holders of Company Capital Stock and Exchanged Options have any liability pursuant to Section 7.1(b) for the Taxes shown as due on any Parent-Prepared Tax Return (with copies of any relevant schedules, work papers and other documentation then available), Parent shall submit such Parent-Prepared Tax Return to the Shareholder Representatives for comment and review (i) not less than twenty-five (25) Business Days prior to the due date for the filing of such Tax Return in the case of a Parent-Prepared Tax Return that is an Income Tax Return, and (ii) not less than ten (10) Business Days prior to the due date for the filing of such Tax Return in the case of a Parent-Prepared Tax Return that is not an Income Tax Return. Parent shall make (or cause to be made) any changes to such Parent-Prepared Tax Returns reasonably requested in writing by the Shareholder Representatives no later than (x) ten (10) Business Days prior to the date on which such Parent- Prepared Tax Return that is an Income Tax Return is required to be filed, and (y) five (5) Business Days prior to the date on which such Parent-Prepared Tax Return that is an Income Tax Return is required to be filed. The Former Holders of Company Capital Stock and Exchanged Options shall promptly pay to Parent all Pre-Closing Taxes reflected on all filed Parent-Prepared Tax Returns, except to the extent and in such amount as such Pre-Closing Taxes were taken into account as

SMRH:484497247.47 -84- SM01DOCS\1200417.35 liabilities in computing the Closing Net Working Capital or paid by the Company or its Subsidiaries prior to Closing. (b) Indemnification. Notwithstanding anything to the contrary in this Agreement (including Article X), the Former Holders of Company Capital Stock and Exchanged Options shall indemnify and hold harmless the Parent Indemnified Parties from and against any and all Losses (including, for the avoidance of doubt, Taxes) sustained or incurred by the Parent Indemnified Parties arising or resulting from or attributable to: (i) Pre-Closing Taxes, and (ii) any breach or violation of, or failure to fully perform, any covenant, agreement or obligation of the Shareholder Representatives or the Former Holders of Company Capital Stock and Exchanged Options in this Article VII; provided, however, that the Parent Indemnified Parties shall only be entitled to indemnification under (i) and (ii) above to the extent such Taxes were (A) not the result of a Buyer Tax Act or (B) not taken into account as liabilities in computing the Closing Net Working Capital. Other than the Parent RWI Policy, and subject to the limitations set forth in Section 10.2, the indemnification provisions of this Section 7.1(b) shall be the sole and exclusive remedy of the Parent Indemnified Parties with respect to any claim related to or arising from the obligations of this Article VII. (c) Tax Benefits. Parent shall pay to the Former Holders of Company Capital Stock and Exchanged Options, in accordance with the procedures set forth in Section 7.2, an amount in cash equal to the Realized Tax Benefits promptly following the filing of any Tax Return on which a Realized Tax Benefit is reflected. In preparing Tax Returns for any taxable period that ends after the Closing Date, Parent shall and shall cause its Affiliates (including the Surviving Corporation and the Subsidiaries) to use their commercially reasonable efforts to pursue the largest amount of Realized Tax Benefit in the earliest taxable period allowed by applicable Law. In the event any Tax Benefits taken into account for purposes of determining Realized Tax Benefits are subsequently disallowed or determined to be an amount less than the amount taken into account to make a payment pursuant to this Section 7.1(c) by a Tax Authority, the Former Holders of Company Capital Stock and Exchanged Options shall promptly return such excess to Parent, the Company or any of their Affiliates, along with any applicable interest and penalties. 7.2 Amended Returns; Refunds. Parent shall not amend, nor shall it cause or permit the Company to amend, any Tax Return for a Pre-Closing Tax Period without the prior written consent of the Shareholder Representatives, not to be unreasonably withheld, conditioned, or delayed; provided, however, that at the request of the Shareholder Representatives, Parent shall file or cause to be filed at the sole expense of the Former Holders of Company Capital Stock and Exchanged Options, an amended Tax Return or claim for Tax refund with respect to Taxes of the Company or any of its Subsidiaries for any Pre-Closing Tax Period or for any Straddle Period; provided, further, that Parent shall have no obligation to file any amended Tax Return or claim for Tax refund that would, as reasonably determined in good faith by Parent, increase the Tax liability of Parent, the Surviving Corporation or its Subsidiaries, or any of their Affiliates with respect to any taxable period (or portion thereof) beginning after the Closing Date, or for which Parent, the Surviving Corporation or its Subsidiaries, or any of their Affiliates would otherwise be responsible. To the extent not arising from the carryback for a loss arising after the Closing to a Pre-Closing Tax Period or portion of a Straddle Period ending on the Closing Date, any refunds of Taxes that are received by Parent, or, after the Closing, the Surviving Corporation or any of its Subsidiaries, that relate to a Tax for

SMRH:484497247.47 -85- SM01DOCS\1200417.35 which the Former Holders of Company Capital Stock and Exchanged Options would be responsible pursuant to Section 7.1(b) shall be for the account of such Former Holders and Parent shall (or shall cause the Surviving Corporation to) promptly pay over after receipt the following amounts (in each case, less any Taxes imposed on the receipt thereof, and less all reasonable out of pocket expenses incurred by Parent, the Surviving Corporation or its Subsidiaries, or any of their Affiliates in obtaining such amounts): (i) to the Paying Agent, for distribution to the holders of Company Capital Stock in accordance with their Pro Rata Shares, the aggregate of each such holder’s Pro Rata Share of such refund, and (ii) to the Surviving Corporation, for distribution to Former Holders of Exchanged Options, the aggregate of each such holder’s Pro Rata Share of such refund. In the event any Tax refund is subsequently disallowed or determined to be an amount less than the amount taken into account to make a payment pursuant to this Section 7.2 by a Tax Authority, the Former Holders of Company Capital Stock and Exchanged Options shall promptly return such excess to Parent, the Company or any of their Affiliates, along with any applicable interest and penalties. 7.3 Transfer Taxes. All stamp, transfer, documentary, sales and use, value added, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement or any other transaction contemplated hereby (collectively, the “Transfer Taxes”) shall be paid by Parent after the Closing Date, and Parent, at its own expense, shall procure any stock transfer stamps required by, and properly file on a timely basis, all necessary Tax Returns and other documentation with respect to, any of the Transfer Taxes. Each of the Parties will cooperate with each other to obtain any certificate or other document from any Tax Authority or any other Person as may be necessary to mitigate, reduce or eliminate any such Transfer Taxes. 7.4 Cooperation. The Shareholder Representatives and Parent agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including reasonable access to books and records, Tax Returns and Tax filings) and assistance as is reasonably necessary for the filing of any Tax Return, the conduct of any Tax audit, and the prosecution or defense of any claim, suit or proceeding relating to any Tax matter. The Shareholder Representatives and Parent shall cooperate with each other in the conduct of any Tax audit or other Tax Proceedings and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section 7.4. Any Tax audit or other Tax Proceeding shall be deemed to be a Third Party Claim subject to the procedures set forth in Section 10.5 of this Agreement. ARTICLE VIII CONDITIONS TO OBLIGATIONS TO CLOSE 8.1 Conditions to Obligations of Each Party to Close. The respective obligations of each Party to proceed with the Closing shall be subject to the satisfaction or, to the extent permissible, waiver at or prior to the Closing of the following conditions: (a) Termination of Waiting Periods under Antitrust Laws. The waiting period applicable to the transactions contemplated by this Agreement under the HSR Act and any other applicable Antitrust Laws shall have expired or early termination or approval shall have been granted.

SMRH:484497247.47 -86- SM01DOCS\1200417.35 (b) Parent RWI Policy. The Binder Agreement (including, for purposes of clarity, the form of Parent RWI Policy attached thereto) shall be in full force and effect, and the insurer shall not have repudiated, or threatened to repudiate, any material provision thereof. (c) No Injunctions. There shall not be in effect any Order by a Governmental Entity of competent jurisdiction restraining, enjoining, having the effect of making the transactions contemplated by this Agreement or the Ancillary Documents illegal or otherwise prohibiting the consummation of the transactions contemplated hereby or thereby. (d) No Action. No Action shall be pending or threatened before any Governmental Entity that seeks to restrain, enjoin or delay the Merger. (e) No Illegality. No Law shall have been enacted, entered, promulgated and remain in effect that prohibits or makes illegal consummation of the transactions contemplated by this Agreement. 8.2 Conditions to Parent’s and Merger Sub’s Obligation to Close. Parent’s and Merger Sub’s obligation to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or, to the extent permissible, waiver at or prior to the Closing of all of the following conditions: (a) Representations and Warranties. The representations and warranties of the Company made in this Agreement shall, after disregarding all qualifications or limitations as to “materiality;” “Material Adverse Effect” and words of similar import set forth therein, be true and correct in all material respects: (i) as of the date hereof; and (ii) as of the Closing Date, except (in each case of immediately preceding clause (i) and (ii)), for those representations and warranties which refer to facts existing at a specific date (which shall be true and correct in all material respects only as of such date). (b) Covenants and Agreements. The covenants and agreements of the Company and the Shareholder Representatives to be performed on or before the Closing Date in accordance with this Agreement shall have been performed in all material respects. (c) Officer’s Certificate. Parent shall have received a certificate, dated as of the Closing Date and signed on behalf of the Company by an authorized officer of the Company, stating that the conditions specified in Sections 8.2(a) and 8.2(b) have been satisfied. (d) No Material Adverse Effect. Since the Agreement Date, there shall not have occurred any Material Adverse Effect; provided, however, that to the extent that any event, circumstance, development, condition, occurrence, fact, change or effect is disclosed as of the date hereof herein or in the Company Disclosure Schedule (as of the date hereof) then such event, circumstance, development, condition, occurrence, fact, change or effect shall not, individually or in the aggregate with all other events, circumstances, developments, conditions, occurrences, facts, changes or effects so disclosed herein or therein, be deemed for purposes of this Section 8.2(d) to be a Material Adverse Effect since the Agreement Date.

SMRH:484497247.47 -87- SM01DOCS\1200417.35 (e) Necessary Shareholder Approval. The Necessary Shareholder Approval shall have been obtained and evidence in the form of the Written Consent shall have been delivered to Parent. (f) Required Consents. The consents, approvals, waivers and notices set forth on Schedule 8.2(f) (the “Required Consents”) shall have been obtained or given, as applicable. (g) Certain Statements and Certificates. Parent shall be reasonably satisfied with the form and substance of the Consideration Spreadsheet, the Estimated Closing Transaction Expenses Certificate, the Estimated Closing Indebtedness Certificate, the Estimated Closing Cash Certificate and the Estimated Closing Net Working Capital Statement. (h) Closing Deliverables. The Company shall have delivered or caused to be delivered to Parent all of the items set forth in Sections 2.12 and 2.13(a). (i) Written Consent. The Written Consent shall have been duly given and not revoked by shareholders holding not less than 90% of the number of outstanding shares of Company Capital Stock as of the Agreement Date (with shares of Series B Preferred Stock counted on an as- converted basis). (j) Dissenting Shares. Holders of not more than 10% of the outstanding shares of Company Capital Stock (calculated on a fully diluted, as-converted basis) shall have dissented or preserved their rights to seek appraisal of any of their shares of Company Capital Stock. (k) Options. The Company’s 2003 Stock Option Plan, as amended, shall have been amended to permit the cash out of Options as contemplated hereby, provided that such amendment will only apply to holders of Options granted thereunder if such holders shall have consented to such amendment. For any holder of Options that have not consented to such amendment, such holder’s Options shall have all expired or terminated. (l) If Closing has not occurred on or before March 26, 2018, the Company shall have furnished Parent with the 2017 Audited Financial Statements (including an unqualified audit opinion of the Company’s independent auditor with respect to such financial statements). 8.3 Conditions to the Company’s Obligation to Close. The obligation of the Company to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or, to the extent permissible, waiver at or prior to the Closing of all of the following conditions: (a) Representations and Warranties. The representations and warranties of Parent made in this Agreement shall, after disregarding all qualifications or limitations as to “materiality;” “Material Adverse Effect” and words of similar import set forth therein, be true and correct in all material respects: (i) as of the date hereof; and (ii) as of the Closing Date, except (in each case of immediately preceding clause (i) and (ii)), for those representations and warranties which refer to facts existing at a specific date (which shall be true and correct in all material respects only as of such date).

SMRH:484497247.47 -88- SM01DOCS\1200417.35 (b) Covenants and Agreements. The covenants and agreements of Parent and Merger Sub to be performed on or before the Closing Date in accordance with this Agreement shall have been performed in all material respects. (c) Officer’s Certificate. The Company shall have received a certificate, dated as of the Closing Date and signed on behalf of Parent by an authorized officer of Parent, stating that the conditions specified in Sections 8.3(a) and 8.3(b) have been satisfied. (d) Closing Deliverables. Parent shall have delivered or caused to be delivered to the Company (or such other Person as may be specified therein) the items set forth in Section 2.13(b). 8.4 Frustration of Closing Conditions. Neither the Company nor Parent may rely on the failure of any condition set forth in Sections 8.1, 8.2 or 8.3, as the case may be, if such failure was caused by such Party’s failure to comply with any provision of this Agreement. ARTICLE IX TERMINATION 9.1 Termination. Subject to the terms contained in this Article IX, this Agreement may be terminated, and the transactions contemplated hereby may be terminated and abandoned, at any time prior to the Closing as follows: (a) by mutual written consent of the Company and Parent; (b) by either the Company or Parent, if: (i) the Closing shall not have occurred on or before the date that is five (5) months after the Agreement Date (the “Outside Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b)(i) shall not be available to any Party to this Agreement whose breach under this Agreement shall have proximately caused the failure of the transactions contemplated by this Agreement to occur on or before such date; and provided further, that either the Company or Parent may by written notice delivered to the other Party prior to the Outside Date extend the Outside Date for up to three (3) additional months if (A) all conditions to Closing set forth in Article VIII are satisfied other than the condition set forth in Section 8.1(a) and (B) the Parties are still actively seeking in good faith approval under applicable Antitrust Laws; (ii) any Order issued, or Law enacted, entered or promulgated, by a Governmental Entity that permanently restrains, enjoins or prohibits or makes illegal the consummation of the Merger in a manner that would give rise to the failure of a condition set forth in Section 8.1(c) or 8.1(e), and such Order becomes effective, final and nonappealable (except for Orders relating to Antitrust Laws, which shall be governed by Section 9.1(b)(iii)); or (iii) any Governmental Entity that must grant a permit, authorization, consent, approval, expiration or termination required by Section 8.1(a) shall have denied

SMRH:484497247.47 -89- SM01DOCS\1200417.35 such grant in a manner that would give rise to the failure of a condition set forth in Section 8.1(a), and such denial shall have become final and nonappealable; provided, however, that the Party seeking to terminate this Agreement pursuant to this Section 9.1(b)(iii) shall have used reasonable efforts to obtain such permit, authorization, consent, approval, expiration or termination to the extent required by Section 5.4; (c) by the Company if it is not in material breach of this Agreement and Parent or Merger Sub shall have breached any of their representations or warranties contained in this Agreement, or any such representations or warranties fail to be true and correct, or Parent or Merger Sub shall have breached or failed to perform any of their covenants or other agreements contained in this Agreement, and such breaches or failures (i) would give rise to the failure of a condition set forth in Section 8.3(a) or 8.3(b) and (ii) (A) cannot be cured prior to the Outside Date or (B) have not been cured prior to the date that is thirty (30) days from the date that the Company notifies Parent in writing of any such breach or failure; or (d) by Parent if it is not in material breach of this Agreement and the Company shall have breached any of its representations or warranties contained in this Agreement, or any such representations or warranties fail to be true and correct, or the Company shall have breached or failed to perform any of its covenants or other agreements contained in this Agreement, and such breaches or failures (i) would give rise to the failure of a condition set forth in Section 8.2(a) or 8.2(b) and (ii) (A) cannot be cured prior to the Outside Date or (B) have not been cured prior to the date that is thirty (30) days from the date that Parent notifies the Company in writing of any such breach or failure. 9.2 Notice of Termination. In the event of termination of this Agreement by the Company pursuant to Section 9.1, written notice of such termination shall be given by the Company to Parent. In the event of termination of this Agreement by Parent pursuant to Section 9.1, written notice of such termination shall be given by Parent to the Company. 9.3 Effect of Termination. In the event of the valid termination of this Agreement pursuant to Sections 9.1 and 9.2, this Agreement shall terminate and become void and have no effect, and there shall be no liability on the part of any Party to this Agreement, except that Section 5.2 (Confidentiality), Section 5.7 (Public Announcements), this Article IX (Termination) and Article XI (General Provisions) shall survive any termination of this Agreement; provided, however, that nothing in this Agreement shall relieve any Party hereto from liability for: (i) failure to perform the obligations set forth in Section 5.2 (Confidentiality), (ii) any fraud, or (iii) any breach of this Agreement arising prior to termination of this Agreement. 9.4 Expenses. Except as set forth in Article II, whether or not the Closing takes place, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such costs and expenses unless expressly otherwise contemplated in this Agreement. Notwithstanding anything to the contrary in this Agreement, Parent shall pay, when due, and be responsible for, the fees and expenses of the Escrow Agent relating to the Adjustment Escrow Fund, the Indemnification Escrow Fund and the negotiation and performance of the Escrow Agreement.

SMRH:484497247.47 -90- SM01DOCS\1200417.35 ARTICLE X INDEMNIFICATION 10.1 Survival. (a) Subject to Section 10.1(b), the representations and warranties set forth in this Agreement shall survive until the first anniversary of the Closing Date; provided, however, that (i) the representations and warranties contained in Sections 3.1 (Organization and Qualification; Authority), 3.2 (Company Capital Stock), 3.3 (Subsidiaries), 3.4 (Authority Relative to this Agreement), and 3.23 (Brokers) (the representations and warranties referenced in this clause (i) are collectively referred to as the “Company Fundamental Representations”) shall survive the Closing Date for the applicable statute of limitations, (ii) the representations and warranties contained in Section 3.16 (Taxes) shall survive the Closing Date until the expiration of the specific statute of limitations applicable to the matters covered thereby (the representations and warranties referenced in this clause (ii) are collectively referred to as the “Company Specified Representations”), and (iii) the representations and warranties contained in Sections 4.1 (Organization and Corporate Power), 4.2 (Authority Relative to this Agreement), and 4.8 (Broker’s Fees) (the representations and warranties referenced in this clause (iii) are collectively referred to as the “Parent Fundamental Representations”) shall survive the Closing Date for the applicable statute of limitations. The covenants and agreements of any Party set forth in this Agreement to the extent contemplating or requiring performance by such Party prior to the Closing (other than covenants and agreements contained in Section 2.14) shall survive for a period of twelve (12) months after the Closing, at which time they shall terminate and be of no further force and effect. Each covenant and agreement set forth in Section 2.14, and each covenant or agreement contained in this Agreement requiring performance at or after the Closing, shall expressly survive Closing for the applicable statute of limitations, except as otherwise provided herein (with it being understood that Parent shall also be liable for breach of any covenant or agreement requiring performance by the Surviving Corporation or any of its Subsidiaries after the Closing and that nothing herein shall limit or affect Parent’s or Merger Sub’s or any of their respective Affiliates’ liability for the failure to pay the Merger Consideration or pay other amounts as required hereunder). The period from the Closing Date until the date upon which any representation, warranty, covenant or agreement contained herein or in any Ancillary Document terminates, if any, is referred to herein as the “Survival Period” for such representation, warranty, covenant or agreement. (b) No Indemnitee shall be entitled to make any claim in respect of any representation, warranty, covenant or agreement after the expiration of its applicable Survival Period, except that, to the extent that an Indemnitee provides written notice to the applicable indemnifying Person of a claim prior to the expiration of the applicable Survival Period for such claim, then such claim shall survive until it is finally settled or resolved pursuant to this Agreement. 10.2 Indemnification of Parent Indemnified Parties. (a) Subject to the terms, conditions and limitations provided herein, from and after the Closing, the Former Holders of Company Capital Stock and Exchanged Options shall indemnify Parent, Merger Sub, the Surviving Corporation and their respective officers, directors,

SMRH:484497247.47 -91- SM01DOCS\1200417.35 employees, shareholders, representatives and agents (collectively, the “Parent Indemnified Parties”), for any Losses incurred by Parent Indemnified Parties arising out of or as a result of: (i) any breach or inaccuracy of any representation or warranty made by the Company in Article III; (ii) any breach of any covenant or agreement made by the Company in this Agreement requiring performance before the Closing or by the Shareholder Representatives after the Closing; (iii) any Claims by or on behalf of any Former Holder of Company Capital Stock or Options relating to the allocation of the Merger Consideration, including any inaccuracy or omission in the Consideration Spreadsheet; (iv) the exercise or attempted exercise of any appraisal or dissenters’ rights held by any Former Holders of Company Capital Stock, or any Claims contesting the termination prior to or at the Closing of any Option or shareholder right existing prior to the Closing, or any payments paid with respect to Dissenting Shares; provided, however, that in calculating Losses arising under this clause with respect to any Dissenting Shares, Losses shall be net of the amounts that otherwise would have been payable pursuant to Article II upon the exchange of the Dissenting Share; (v) any Closing Transaction Expenses not otherwise paid pursuant to this Agreement or included in the calculation of the Closing Merger Consideration; (vi) any Closing Indebtedness not otherwise paid pursuant to this Agreement or included in the calculation of the Closing Merger Consideration; or (vii) the matter set forth on Section 10.2(a)(vii) of the Company Disclosure Schedule (the “Scheduled Indemnity Matter”). (b) Notwithstanding anything herein to the contrary: (i) (A) Parent Indemnified Parties shall not be indemnified under Section 10.2(a)(i) for Losses described therein unless and until the aggregate amount of such Losses suffered by Parent Indemnified Parties exceeds, on a cumulative basis since the Closing Date, an amount equal to $900,000 (the “Deductible”), at which time Parent Indemnified Parties shall be entitled to recover only such Losses which exceed the Deductible; (ii) the aggregate Losses recoverable by Parent Indemnified Parties in excess of the Deductible under Section 10.2(a) shall not exceed the Indemnification Escrow Fund; (iii) the aggregate Losses recoverable by Parent Indemnified Parties under this Section 10.2 and Section 7.1(b) shall not exceed the aggregate amount of the Merger Consideration received (including (A) the Adjustment Escrow Fund and the Indemnification

SMRH:484497247.47 -92- SM01DOCS\1200417.35 Escrow Fund and (B) by way of offset of Shareholder Obligations or Exchanged Options Exercise Price, but excluding any portion of the Shareholder Representative Fund); (iv) the aggregate Losses recoverable by Parent Indemnified Parties under this Section 10.2 and Section 7.1(b) from any particular Former Holder of Company Capital Stock or Exchanged Options shall not exceed the amount of the Merger Consideration received (including (A) the Former Holder’s Pro Rata Share of amounts, if any, disbursed to the Former Holders from the Adjustment Escrow Fund and/or the Indemnification Escrow Fund and (B) by way of offset of any Shareholder Obligations or Exchanged Options Exercise Price taken into account with respect to such Former Holder, if applicable, but excluding any portion of the Shareholder Representative Fund); (v) Parent Indemnified Parties shall not be entitled to recover any Losses to the extent included as a current liability or otherwise reserved for in the Closing Net Working Capital, as finally determined pursuant to Section 2.20 hereof; (vi) Parent Indemnified Parties shall not be indemnified under Section 10.2(a)(vii) for Losses described therein unless and until the aggregate amount of such Losses suffered by Parent Indemnified Parties therein exceeds, on a cumulative basis since the Closing Date, an amount equal to $50,000, at which time Parent Indemnified Parties shall be entitled to recover only such Losses which exceed such amount; and (vii) the indemnity obligation of the Former Holders is several and not joint, based on each Former Holder’s Pro Rata Share and only with respect to their pro rata amount of any Losses; provided, however that up to the amount of the Indemnification Escrow Fund, liability among the Former Holders will be joint and several; provided, however, that the limitations set forth in Sections 10.2(b)(i) and (ii) shall not apply to any claim of fraud or breach or inaccuracy of any Company Fundamental Representation, and Losses arising out of or as a result of any claim of fraud or breach or inaccuracy of any Company Fundamental Representation shall not be applied against the Deductible. (c) Subject to the terms, conditions and limitations provided herein, from and after the Closing, each Former Holder of Company Capital Stock or Exchanged Options shall indemnify the Parent Indemnified Parties for Losses incurred by Parent Indemnified Parties relating to, in connection with or as a result of: (i) any breach by such Former Holder of, or any failure by such Former Holder to perform or comply with, any covenant or other obligation included in this Agreement; (ii) any fraud in connection with this Agreement or the transactions contemplated hereby committed by or on behalf such Former Holder or any of such Former Holder’s representatives; and (iii) if such Former Holder is a Supporting Equityholder, any breach by such Former Holder (or any of such Former Holder’s representatives) of, or any failure by

SMRH:484497247.47 -93- SM01DOCS\1200417.35 such Former Holder (or any of such Former Holder’s representatives) to perform or comply with, any representation, warranty, covenant or other obligation contained in the Support Agreement; provided, that the aggregate Losses recoverable by Parent Indemnified Parties under this sentence shall not exceed the aggregate amount of Merger Consideration actually paid to such Former Holder under this Agreement (including (A) the Former Holder’s Pro Rata Share of amounts, if any, disbursed to the Former Holder from the Adjustment Escrow Fund and/or the Indemnification Escrow Fund and (B) by way of offset of any Shareholder Obligations or Exchanged Options Exercise Price taken into account with respect to such Former Holder, but excluding any portion of the Shareholder Representative Fund). 10.3 Indemnification of Shareholder Indemnified Parties. Subject to the terms, conditions and limitations provided herein, from and after the Closing, Parent shall indemnify the Former Holders of Company Capital Stock and Exchanged Options and, to the extent applicable, their respective officers, directors, employees, agents, representatives, successors and permitted assigns, (collectively, the “Shareholder Indemnified Parties”) for any Losses incurred by Shareholder Indemnified Parties arising out of or as a result of: (a) any breach or inaccuracy of any representation or warranty made by Parent and Merger Sub in Article IV; (b) any breach of any covenant or agreement made by Parent or Merger Sub herein, or any breach of any covenant or agreement made by the Company (or the Surviving Corporation) herein. Notwithstanding anything herein to the contrary, (A) Shareholder Indemnified Parties shall not be indemnified under Section 10.3(a) except to the extent that the aggregate amount of indemnifiable Losses suffered by Shareholder Indemnified Parties on a cumulative basis since the Closing Date exceeds an amount equal to the Deductible; (B) the aggregate Losses recoverable by Shareholder Indemnified Parties under Section 10.3(a) shall in no event exceed an amount equal to the Indemnification Escrow Amount, and (C) the aggregate Losses recoverable by Shareholder Indemnified Parties under this Section 10.3 shall in no event exceed the Merger Consideration; provided, however, that (I) the limitations set forth in the immediately foregoing clauses (A), (B) and (C) shall not apply to any claim of fraud or breach of any Parent Fundamental Representation, (II) indemnification payments for such claims shall be made from dollar one without regard to the immediately foregoing clause (A), and (III) Losses for such claims shall not be applied against the deductible in the immediately foregoing clause (A), or against the determination of whether the aggregate amount of Losses has exceeded an amount equal to the Indemnification Escrow Amount. 10.4 Mitigation; Other Limitations on Liability. (a) Each party entitled to indemnification hereunder shall use commercially reasonable efforts to mitigate all indemnifiable Losses (including, without limitation, by seeking recovery under any policy of insurance applicable thereto) after having actual knowledge that an event has given rise to Losses that are indemnifiable hereunder. For the avoidance of doubt, any out- of-pocket costs incurred in connection with such mitigation efforts shall be included as indemnifiable Losses recoverable hereunder; and provided, further, that such duty to mitigate shall be deemed not to include any obligations to commence or threaten to commence any Action against any customer, Governmental Entity, supplier or other Person with whom any Parent Indemnified Party or Shareholder Indemnified Party has any, direct or indirect, material ongoing business

SMRH:484497247.47 -94- SM01DOCS\1200417.35 relationship (other than with respect to such Action as may be necessary to effect notice and to protect the prospective Indemnitee's rights under any applicable policy of insurance; provided, however, that such prospective Indemnitee shall not be obligated to initiate litigation or arbitration against any insurer hereunder). (b) Neither Parent Indemnified Parties nor Shareholder Indemnified Parties shall be entitled to indemnification for any Loss to the extent that the Loss arose from or was exacerbated by any action taken directly or indirectly by any Parent Indemnified Party or Shareholder Indemnified Party, respectively. (c) No Party shall have any liability for any Loss which would not have arisen but for any alteration or repeal or enactment of any Law after the Closing Date. 10.5 Defense of Third Party Claims. (a) If a third party notifies any Parent Indemnified Party or Shareholder Indemnified Party (an “Indemnitee”) of any matter (a “Third Party Claim”) which may give rise to a claim for indemnification against such Person under this Article X, then the Indemnitee shall notify the Shareholder Representatives (in the case of Parent Indemnified Parties seeking indemnification) or Parent (in the case of Shareholder Indemnified Parties seeking indemnification) (each, for purposes of this Article X, an “Indemnity Administrator”) of the Third Party Claim in writing promptly, and in any event within thirty (30) days, after receiving written notice of such Third Party Claim, describing the claim in detail, the amount thereof (if known and quantifiable) and the basis thereof; provided, that the failure to so notify the Indemnity Administrator shall not limit the indemnification obligations under this Agreement except to the extent that the defense of such Third Party Claim is actually prejudiced by the failure to give such notice. (b) Unless such Third Party Claim is being controlled by the carrier under the Parent RWI Policy, subject to the terms set forth in this Section 10.5(b), the applicable Indemnity Administrator shall be entitled to participate in the defense of such Third Party Claim at such Indemnity Administrator’s expense and, at its option and so long as the Indemnity Administrator notifies the Indemnitee in writing that the indemnifying Party has agreed to indemnify the Indemnitee (subject to the Deductible, if applicable, and any other limitations) for any and all Losses arising out of or resulting from such Third Party Claim, the Indemnity Administrator shall be entitled to assume, and thereafter conduct, the defense of such Third Party Claim with counsel of its choice that is reasonably acceptable to the Indemnitee; provided, that such Indemnity Administrator shall not be entitled to assume or control the defense of any Third Party Claim if (i) the Third Party Claim relates to or arises in connection with any matter involving possible criminal conduct, (ii) the Third Party Claim seeks an injunction or equitable relief against any Indemnitee, (iii) the Third Party Claim has or would reasonably be expected to result in Losses in excess of the amounts then available pursuant to the indemnification limitations set forth in Section 10.2 or 10.3, as applicable, provided that amounts available from Former Holders shall not be deemed available for purposes of Section 10.2, or (iv) the Indemnity Administrator has failed or is failing to defend in good faith the Third Party Claim. If the Indemnity Administrator assumes the defense of a Third Party Claim, the Indemnitee shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose at its own expense. If the Indemnity Administrator assumes the defense of

SMRH:484497247.47 -95- SM01DOCS\1200417.35 any Third Party Claim, then the Indemnitee shall reasonably cooperate with the Indemnity Administrator in such defense and make available to the Indemnity Administrator, at the Indemnitee’s expense, all witnesses, pertinent records, materials and information in the Indemnitee’s possession or under the Indemnitee’s control relating thereto as is reasonably required in good faith by the Indemnity Administrator. No Indemnity Administrator shall, without the prior written consent of the Indemnitee (not to be unreasonably withheld, conditioned or delayed), consent to the entry of any judgment, enter into any settlement or compromise or otherwise acknowledge or admit the validity of any claim or liability if such entry of judgment, settlement, compromise, acknowledgement or admission (i) does not include as an unconditional term thereof the giving by each claimant or plaintiff to the Indemnitee of a release from all liability in respect of such claim, (ii) would result in the imposition of any injunction or other equitable remedy against the Indemnitee, (iii) would be deemed an admission of any material violation of Law by the Indemnitee or (iv) if the Shareholder Representatives are the Indemnity Administrator, would not be paid in full from the Indemnification Escrow Fund, from Parent’s insurance, including under the Parent RWI Policy, or by the Former Holders. (c) If the Indemnity Administrator does not assume control of the defense of such claim within thirty (30) days following the Indemnity Administrator’s receipt of notice of such claim in accordance with the foregoing provisions, then the Indemnitee shall have the right to defend such claim in such manner as it may deem appropriate at the Indemnitee’s own cost and expense, but subject to any rights to indemnification hereunder. Any and all reasonable costs and expenses of Indemnitee incurred in defending such claim shall be subject to indemnification by the indemnifying Party hereunder, it being understood that the Indemnity Administrator is not waiving any right to contest such costs and expenses or the obligation to indemnify with respect to any such claim. (d) Each of the Indemnitee and Indemnity Administrator will, at their own expense, reasonably cooperate and assist the other and their counsel in the review, investigation and defense of any such claim, shall make reasonably available its personnel, and shall reasonably provide such testimony and access to their books and records in connection therewith during normal business hours and in a manner that does not unreasonably disrupt the normal business operations of such Person. 10.6 Direct Losses. If, after the Closing, an Indemnitee incurs a Loss for which the Indemnitee is entitled to indemnification, other than as a result of a Third Party Claim, such Indemnitee shall provide written notice of such direct Losses to the Indemnity Administrator within the applicable time limits set forth in Section 10.5. The notice shall (i) describe the claim or matter in reasonable detail, including the amount of such Losses (estimated if appropriate) that have been or may be sustained by such Indemnitee and the method of computation thereof, and (ii) contain a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to timely give such notice, or to include the information and materials specified to be included in such notice, shall not affect the rights of an Indemnitee hereunder, except to the extent that such failure has an actual prejudicial effect on the amount of the Losses, on the defenses or other rights available with respect to such claim or on the ability to mitigate such claim. If the Indemnity Administrator does not agree to the amount of Losses claimed by such Indemnitee and the parties are not able to resolve such matter, then such Indemnitee shall be entitled to submit such indemnification claim to any court or authority of

SMRH:484497247.47 -96- SM01DOCS\1200417.35 competent jurisdiction described in Section 11.2 for determination of the amount of Losses, subject to the limitations set forth in this Agreement. 10.7 Determination of Loss Amount. The amount of any Loss subject to indemnification under Section 10.2 and Section 10.3 shall be calculated net of (i) any insurance proceeds (including under the Parent RWI Policy) actually received or paid on behalf of the prospective Indemnitee covering any of the Loss that is the subject to the claim for indemnity (in each case, net of any costs and expenses incurred in connection with the investigation or collection of such amounts by or on behalf of such Indemnitee and net of any experience based premium adjustments) actually and directly caused by Losses paid under such policies of insurance for claims based upon facts and circumstances otherwise giving rise to indemnifiable Losses hereunder, (ii) any net amounts recovered from other collateral sources (such as contractual indemnities of any Person which are contained outside of this Agreement) (in each case, net of any costs and expenses incurred in connection with the investigation or collection of such amounts by or on behalf of such Indemnitee); and (iii) any Tax benefits actually realized (calculated on a “with and without” basis) by the party being indemnified on account of such Loss, but only to the extent such Tax benefit is realized in the year that such Loss was incurred. In the event any Losses are recoverable under insurance policies or other collateral sources, Parent Indemnified Parties shall use commercially reasonable efforts and proceed in good faith to pursue recovery of such Losses under such insurance policies or other collateral sources. In the event that an insurance or other recovery is received by any Indemnitee or a Tax benefit is realized by an Indemnitee in the year the Loss is incurred, in each case with respect to a Loss for which any such Person has been indemnified hereunder, then a refund equal to the amount of the insurance or other recovery or Tax benefit shall be made promptly to the Indemnity Administrator that made or directed such indemnification payments to such Indemnitee; provided, that the Indemnitee shall not be obligated to pay over any such amount or benefit in excess of the amount actually received from the indemnifying Party with respect to such claim. 10.8 Exclusive Remedy; Indemnification Escrow Fund. (a) Except for the right of a party hereto to pursue specific performance pursuant to Section 11.9 (and without limitation of any such right) and except for the provisions of Article VII, the Parties acknowledge and agree that, after the Closing, the indemnification provisions in this Article X shall be the sole and exclusive remedy of the Parties hereto, the Surviving Corporation and their respective Affiliates against each other with respect to any claim related to or arising from this Agreement, the negotiation and execution of this Agreement, the performance by the Parties of their respective obligations hereunder, the transactions contemplated hereby or any other matter relating to any of the Company and its Subsidiaries prior to the Closing, the operation of their respective businesses prior to the Closing, or any other transaction or state of facts involving the Company and its Subsidiaries prior to the Closing. Notwithstanding anything to the contrary herein, this Article X shall not limit any remedies or claims under the Ancillary Documents. (b) Once a claim for indemnification by a Parent Indemnified Party brought in accordance with the terms and subject to the conditions of this Article X or Section 7.1(b) has been finally adjudicated on the merits to be payable to a Parent Indemnified Party, or otherwise settled and resolved among such Parent Indemnified Party and the Shareholder Representatives in writing,

SMRH:484497247.47 -97- SM01DOCS\1200417.35 such Parent Indemnified Party shall have the right to obtain recovery in satisfaction of any amounts owed to it hereunder as follows: (i) with respect to claims pursuant to Section 10.2(a)(i), (A) first, from the Indemnification Escrow Fund, pursuant to the terms of the Escrow Agreement, (B) second, to the extent that the Parent RWI Policy covers the loss, the carrier has not denied coverage, and the coverage limit of the Parent RWI Policy has not been reached, then from the proceeds of insurance pursuant to the terms of the Parent RWI Policy, and (C) thereafter, to the extent that (x) the Parent RWI Policy does not cover the Loss, the carrier has denied coverage or the coverage limit of the Parent RWI Policy has been reached and (y) the Loss arises from fraud or a breach or inaccuracy of a Company Fundamental Representation, Parent may seek the unreimbursed amount of such Loss from the Former Holders of Company Capital Stock or Exchanged Options solely to the extent of their respective Pro Rata Shares thereof, subject to the applicable limitations and exclusions, if any, set forth herein, provided, for purposes of clarity, for that portion of Loss pursuant to claims under Section 10.2(a)(i) that do not satisfy the conditions of both immediately preceding clauses (x) and (y), the sole recourse of Parent Indemnified Parties for indemnification under Section 10.2(a)(i) shall be from the Indemnification Escrow Fund; (ii) with respect to claims pursuant to Section 7.1(b), (A) first, from the Indemnification Escrow Fund, pursuant to the terms of the Escrow Agreement, (B) second, but only up to the amount of the then-applicable retention under the Parent RWI Policy, from the Former Holders of Company Capital Stock or Exchanged Options solely to the extent of their respective Pro Rata Shares thereof and subject to other applicable limitations and exclusions, if any, set forth herein, (C) third, to the extent that the Parent RWI Policy covers the loss, the carrier has not denied coverage, and the coverage limit of the Parent RWI Policy has not been reached, then from the proceeds of insurance pursuant to the terms of the Parent RWI Policy, and (D) thereafter, Parent may seek the unreimbursed amount of such Loss from the Former Holders of Company Capital Stock or Exchanged Options solely to the extent of their respective Pro Rata Shares thereof, subject to the applicable limitations and exclusions, if any, set forth herein; (iii) with respect to claims pursuant to Sections 10.2(a)(ii)-(vii), (A) first, from the Indemnification Escrow Fund, pursuant to the terms of the Escrow Agreement, and (B) thereafter, Parent may seek the unreimbursed amount of such Loss from the Former Holders of Company Capital Stock or Exchanged Options solely to the extent of their respective Pro Rata Shares thereof, subject to the applicable limitations and exclusions, if any, set forth herein; and (iv) with respect to claims pursuant to Section 10.2(c), from the applicable Former Holders, subject to the applicable limitations and exclusions, if any, set forth herein. (c) On the date that is twelve (12) months following the Closing, to the extent any amounts remain in the Indemnification Escrow Fund, any such amounts remaining in the Indemnification Escrow Fund that are not subject to notice of a claim from any Parent Indemnified Party which was timely delivered prior to such date shall be released (i) to the Paying Agent, for

SMRH:484497247.47 -98- SM01DOCS\1200417.35 distribution to the Former Holders of Company Capital Stock in accordance with their respective Pro Rata Shares, the aggregate of each such holder’s Pro Rata Share of any amounts remaining in the Indemnification Escrow Fund, and (ii) to the Surviving Corporation, for distribution to Former Holders of Exchanged Options (subject to Section 2.18), the aggregate of each such holder’s respective Pro Rata Share of any amounts remaining in the Indemnification Escrow Fund. To the extent any amounts remaining are subject to notice of a claim from any Parent Indemnified Party which was timely delivered prior to the release date, any amounts remaining in the Indemnification Escrow Fund upon resolution of such claim, if any, shall be released within two (2) Business Days of the resolution of such claim in accordance with the provisions of this Section 10.8(c). 10.9 Characterization of Indemnification Payments. All payments made (or deemed to be made, in accordance with this Agreement) by any indemnifying Party to an Indemnitee shall be treated, to the fullest extent possible under Law, as adjustments to the Merger Consideration for Tax purposes. 10.10 Additional Matters. (a) For purposes of determining whether a breach of a representation or warranty described in Section 10.2(a) has occurred, and for purposes of calculating the amount of any Losses relating to or arising out of any such breach, the representations and warranties of the Company or any Former Holder contained in this Agreement and in any Ancillary Document to which the Company or any Former Holder is a signatory shall be deemed to have been made without any qualifications as to materiality, Material Adverse Effect or similar qualifications and, accordingly, all references herein and therein to “material,” “Material Adverse Effect,” “in all material respects” and similar qualifications as to materiality shall be deemed to be deleted therefrom; provided, however that the materiality qualifiers in Sections 3.6(b)(ii) and 3.7(a)(ii) shall not be deemed deleted therefrom. (b) For the avoidance of doubt, with respect to any claim for indemnification in which the Indemnitee is a beneficiary under the Parent RWI Policy seeking recovery under the Parent RWI Policy, such Indemnitee may make such claim under the Parent RWI Policy and the Parties will cooperate with the insurers under the Parent RWI Policy and shall permit such insurers to effectively associate with the defense of such claims. ARTICLE XI GENERAL PROVISIONS 11.1 Interpretation; Absence of Presumption. (a) It is understood and agreed that the specification of any dollar amount in the representations and warranties contained in this Agreement or the inclusion of any specific item in the Company Disclosure Schedule or the Parent Disclosure Schedule is not intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the fact of the inclusion of any such item in the Company Disclosure Schedule or Parent Disclosure Schedule in any dispute or controversy between the Parties as to whether any obligation, item or matter not described in this

SMRH:484497247.47 -99- SM01DOCS\1200417.35 Agreement or included in the Company Disclosure Schedule or the Parent Disclosure Schedule is or is not material for purposes of this Agreement. (b) For the purposes of this Agreement, unless a clear contrary indication appears: (i) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (ii) references to the terms Article, Section, paragraph, Exhibit and Schedule are references to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement; (iii) the terms “hereof,” “herein,” “hereby,” “hereunder,” “herewith,” “hereto” and derivative or similar words refer to this entire Agreement, including the Schedules and Exhibits hereto; (iv) references to “$” means U.S. dollars; (v) the word “including” and words of similar import when used in this Agreement mean “including without limitation,” unless otherwise specified; (vi) the word “or” shall not be exclusive; (vii) references to “written” or “in writing” include in electronic form; (viii) provisions shall apply, when appropriate, to successive events and transactions; (ix) a reference to any Person includes such Person’s successors and permitted assigns; (x) reference to a Person in a particular capacity excludes such Person in any other capacity; (xi) any reference to “days” means calendar days unless Business Days is expressly specified; (xii) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, then the period shall end at the close of business on the next succeeding Business Day; (xiii) the measure of a period of one (1) month or year shall be the date of the following month or year corresponding to the starting date; provided, that if no corresponding date exists, then the end date of such period being measured shall be the next actual date of the following month or year (for example, one (1) month following February 18 is March 18 and one (1) month following March 31 is May 1); (xiv) references to a “security” shall have the meaning ascribed to such term in the Securities Act; (xv) references to the termination of a Contract, Benefit Plan or Order includes its expiration; (xvi) reference to any agreement, document or instrument (including this Agreement and any Ancillary Document) means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, hereof); and (xvii) references to documents, instruments or agreements (including this Agreement) shall be deemed to refer as well to all addenda, exhibits, schedules, restatement, supplements or amendments thereto. (c) If the Closing shall occur, notwithstanding anything in this Agreement to the contrary, any payment obligation of Parent hereunder shall be a joint and several obligation of Parent, the Surviving Corporation and its Subsidiaries. (d) Each of the Parties has participated in the negotiation and drafting of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or burdening any Party by virtue of the authorship of any of the provisions in this Agreement. (e) The Section and Article headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

SMRH:484497247.47 -100- SM01DOCS\1200417.35 11.2 Governing Law; Jurisdiction and Forum. (a) This Agreement and any claim, controversy or dispute arising under, in connection with or related to this Agreement, including claims of fraud, the relationship of the Parties or the interpretation and enforcement of the rights and duties of the Parties, shall be governed by and construed in accordance with the Laws of the State of California applicable to contracts executed and to be performed wholly within such State and without reference to any choice or conflict of law principles (whether of the State of California or any other jurisdiction) that would result in the application of the Laws of a different jurisdiction. (b) Each Party hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Los Angeles County and the federal court in the Central District of California (the “California Courts”), for any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof. Each Party hereby irrevocably and unconditionally waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such proceedings brought in such court. Each of the Parties irrevocably and unconditionally waives and agrees not to plead or argue in any such court (i) that it is not personally subject to the jurisdiction of the California Courts for any reason other than the failure to serve process in accordance with applicable Law, (ii) that it or its property is exempt or immune from jurisdiction of the California Courts or from any legal process commenced in the California Courts (including but not limited to service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (iii) to the fullest extent permitted by applicable Law that (A) the suit, action, or proceeding in the California Courts is brought in an inconvenient forum, (B) the venue of such suit, action, or proceeding is improper and (C) this Agreement, or the subject matter hereof, may not be enforced in or by the California Courts. 11.3 Entire Agreement. This Agreement, the Confidentiality Agreement and the Ancillary Documents, together with the Exhibits and Schedules hereto and thereto, constitute the entire agreement and understanding among the Parties with respect to the subject matter hereof and thereof and supersede any prior discussion, correspondence, negotiation, proposed term sheet, agreement, understanding or arrangement and there are no agreements, understandings, representations or warranties between the Parties other than those set forth or referred to in this Agreement or the Ancillary Documents. None of the Parties shall be liable or bound to any other Party in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth in this Agreement or the Ancillary Documents or in the Exhibits and Schedules hereto and thereto. For the avoidance of doubt, nothing in this Section 11.3 shall limit or prevent any claim for, based on or alleging fraud. 11.4 No Third-Party Beneficiaries. Except as provided in Sections 5.8, Section 5.10 and this Section 11.4, this Agreement is not intended to give any Person (other than the Parties hereto, the Parent Indemnified Parties, the Shareholder Indemnified Parties, and their respective legal representatives, successor and permitted assigns) any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein, as a third party beneficiary or otherwise; provided, however, that from and after the Closing, Former Holders of Company Capital Stock and Exchanged Options shall be third party beneficiaries of the

SMRH:484497247.47 -101- SM01DOCS\1200417.35 provisions of Article II, with the right to pursue claims for damages and other relief (including specific performance or other equitable relief) against Parent and the Surviving Corporation for any breach by such Parties of the applicable provisions of Article II (including the failure to make any of the payments required to be made (including by instruction to the Escrow Agent) by Parent, the Merger Sub, or the Surviving Corporation as provided for in Article II). 11.5 Notices. All notices and other communications to be given to any Party hereunder shall be sufficiently given for all purposes hereunder if in writing and (i) upon delivery if delivered by hand, (ii) one (1) Business Day after being sent by FedEx or a similar overnight courier service for delivery the next Business Day, (iii) three (3) Business Days after being mailed by first class certified mail, return receipt requested, with appropriate postage prepaid, or (iv) when sent in the form of e-mail, when confirmation of receipt is received. All notices and other communications shall be directed to the address, e-mail address set forth below (or to such other address or e-mail address as such Party shall designate by notice given in accordance with this Section 11.5); provided, however, that notices delivered to the Shareholder Representatives must be delivered solely by e- mail (unless such confirmation of receipt is not provided within 24 hours or such methods of delivery has otherwise failed): (a) If to the Company (prior to the Effective Time): Ceres Systems 47200 Bayside Parkway Fremont CA 94538 Attention: William E. Kehret E-mail: bill@themis.com with a copy (which shall not constitute notice) to: Bryan Cave LLP 120 Broadway, Suite 300 Santa Monica, California 90401 Attention: Katherine F. Ashton Email: kfashton@bryancave.com (b) If to Parent, Merger Sub or the Surviving Corporation: Mercury Systems 50 Minuteman Road Andover, MA 01810 Attention: Christopher C. Cambria E-mail: Christopher.Cambria@MRCY.com with a copy (which shall not constitute notice) to: Sheppard, Mullin, Richter & Hampton LLP 333 South Hope St., 43rd Floor Los Angeles California 90071

SMRH:484497247.47 -102- SM01DOCS\1200417.35 Attention: Will Chuchawat Email: wchuchawat@sheppardmullin.com (c) If to the Shareholder Representatives, to the addresses for the Shareholder Representatives set forth on Schedule 11.5 hereto: with a copy (which shall not constitute notice) to: Bryan Cave LLP 120 Broadway, Suite 300 Santa Monica, California 90401 Attention: Katherine F. Ashton Email: kfashton@bryancave.com 11.6 Successors and Assigns. No Party to this Agreement may directly or indirectly assign any or all of its rights or delegate any or all of its obligations under this Agreement without the express prior written consent of each other Party to this Agreement. This Agreement shall be binding upon and inure to the benefit of the Parties to this Agreement and their respective successors and permitted assigns. Any attempted assignment in violation of this Section 0 shall be void. 11.7 Amendments and Waivers. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by each Party hereto. At any time prior to the Closing, either the Company or Parent may (i) extend the time for performance of any of the obligations or other acts of Parent or the Company, respectively, (ii) waive any inaccuracies in the representations and warranties of the other Party contained in this Agreement or in any document delivered pursuant to this Agreement or (iii) waive compliance by the other Party with any of the agreements or conditions contained in this Agreement. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party granting such extension or waiver. 11.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement (or portions thereof) shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party hereto. If any provision of this Agreement (or any portion thereof) shall be held to be so broad as to be invalid, broad or unenforceable, such provision shall be interpreted to be only so broad as is enforceable. Upon a determination that any term, provision, covenant or restriction of this Agreement is invalid, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. 11.9 Specific Performance. The Parties hereto agree that irreparable damage, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the Parties hereto do not perform any provision of this Agreement in accordance with its specified terms or otherwise breach such provisions. Accordingly, the Parties acknowledge and

SMRH:484497247.47 -103- SM01DOCS\1200417.35 agree that, to prevent breaches or threatened breaches by the Parties of any of their respective covenants or obligations set forth in this Agreement and to enforce specifically the terms and provisions of this Agreement, the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not (to the extent permitted by applicable Law) be required to provide any bond or other security in connection with such order or injunction. The foregoing is in addition to any other remedy to which any Party is entitled at law, in equity or otherwise. The Purchase Price is consideration for the Company Capital Stock, the Exchanged Options and the terms and conditions set forth herein. The Parties further agree that nothing set forth in this Section 11.9 shall require any party hereto to institute any Action for (or limit any Party’s right to institute any Action for) specific performance under this Section 11.9 prior to or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination). If any Party brings any Action to enforce specifically the performance of the terms and provisions hereof by any other Party, the Outside Date shall automatically be extended by (i) the amount of time during which such Action is pending, plus twenty (20) Business Days or (ii) such other time period established by the court presiding over such Action. The Parties hereto agree that, notwithstanding anything herein to the contrary, the Company shall be entitled to specific performance (or any other equitable relief) to cause Parent to consummate the transactions contemplated hereby and to effect the Closing on the terms and subject to the conditions in this Agreement. 11.10 No Admission. Nothing herein (including in the Company Disclosure Schedule or the Parent Disclosure Schedule) shall be deemed an admission by the Company or any of its Affiliates, in any Action or proceeding involving a third party, that such third party is or is not in breach or violation of, or in default in, the performance or observance of any term or provision of any contract. 11.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic mail in portable document format (.pdf) or by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement. 11.12 Shareholder Representatives. (a) The Support Agreement, the Written Consent, each Letter of Transmittal and each Option Termination Agreement shall provide that the Shareholder Representatives shall be the exclusive agents and attorneys-in-fact for each Former Holder of Company Capital Stock and Exchanged Options, with full powers and authority (including full power of substitution) to act on behalf of such holder regarding any matter relating to or arising under this Agreement, the Escrow Agreement, the Support Agreement each Letter of Transmittal and each Option Termination

SMRH:484497247.47 -104- SM01DOCS\1200417.35 Agreement, including for the purposes of: (i) paying or accepting any funds due to or from Parent, Merger Sub, the Surviving Corporation or the Escrow Agent; (ii) making all determinations and taking all actions in connection with any action or payments contemplated by Section 2.20; (iii) executing and delivering all agreements (including the Ancillary Documents), certificates, receipts, consents, elections, instructions and other documents (including any amendments thereto or waivers thereof) required or contemplated by, or deemed necessary or advisable by, the Shareholder Representatives in the Shareholder Representatives’ sole discretion in connection with this Agreement, the Escrow Agreement, the Support Agreement, each Letter of Transmittal and each Option Termination Agreement, and the transactions contemplated hereby or thereby and (iv) taking (or refraining from taking) all other acts required or contemplated by, or deemed necessary or advisable by, the Shareholder Representatives in the Shareholder Representatives’ sole discretion in connection with, this Agreement, the Escrow Agreement, the Support Agreement, each Letter of Transmittal and each Option Termination Agreement or the transactions contemplated hereby or thereby. Notwithstanding the foregoing, the Shareholder Representatives shall have no obligation to act on behalf of the Former Holders of Company Capital Stock and Exchanged Options, except as expressly provided herein or in the Escrow Agreement or the Support Agreement. As the representatives of the Former Holders of Company Capital Stock and Exchanged Options under this Agreement, the Escrow Agreement, the Support Agreement, each Letter of Transmittal and each Option Termination Agreement, the Shareholder Representatives shall act as the agent for such holders, shall have authority to bind such holders and such holders’ successors and assigns as if expressly confirmed and ratified in writing by such holders, in accordance with this Agreement, the Escrow Agreement, the Support Agreement, each Letter of Transmittal and each Option Termination Agreement and all defenses which may be available to any such holders to contest, negate or disaffirm any action of the Shareholder Representatives taken in good faith under this Agreement or the Escrow Agreement, are hereby waived. Parent, Merger Sub and the Escrow Agent may rely on such appointment and authority until the receipt of notice of the appointment of a successor to either Shareholder Representative upon two (2) Business Days’ prior written notice to Parent and the Escrow Agent. Parent and the Escrow Agent may conclusively rely upon, without independent verification or investigation, all decisions made by the Shareholder Representatives, or either of them, in connection with this Agreement, the Escrow Agreement, the Support Agreement, each Letter of Transmittal and each Option Termination Agreement as applicable, in writing and signed by the Shareholder Representatives. Either or both of the Shareholder Representatives may resign at any time. (b) If either Shareholder Representative is at any time is unable or unwilling, due to incapacity or otherwise, to serve as a Shareholder Representative or resigns as a Shareholder Representative, then Former Holders of Company Capital Stock having at least a majority of the aggregate Pro Rata Shares shall designate a successor Shareholder Representative; provided, that if such Former Holders fail to promptly (and in any event within ten (10) days) designate a successor who accepts such appointment as provided herein, then Parent shall be entitled to appoint the Former Holder of Company Capital Stock having the largest Pro Rata Share (excluding any such Former Holder whom Parent has attempted to appoint but who has not promptly, and in any event within five (5) Business Days of notice from Parent, accepted such appointment) as a successor Shareholder Representative upon ten (10) days’ notice to the Former Holders of Company Capital Stock (which notice need not specify the Former Holder to be so appointed); and, provided, further, that neither Shareholder Representative may resign prior to the appointment of his, her or its successor and such

SMRH:484497247.47 -105- SM01DOCS\1200417.35 successor’s compliance with any documentation requirements under the Escrow Agreement. Each successor Shareholder Representative, if accepting to serve, shall (i) sign an acknowledgment in writing agreeing to perform and be bound by all of the provisions of this Agreement, the Support Agreement and the Escrow Agreement applicable to the Shareholder Representatives, (ii) comply with any “know your customer” disclosure requirements under the Escrow Agreement and (iii) promptly notify all Former Holders of Company Capital Stock and Exchanged Options of the date of succession and his, her or its full address, including email, for notices. Each successor Shareholder Representative shall have all of the power, authority, rights and privileges conferred by this Agreement, the Support Agreement and the Escrow Agreement upon the original Shareholder Representatives. (c) The Shareholder Representatives shall be entitled to: (i) rely upon the Consideration Spreadsheet, (ii) rely upon any signature believed by the Shareholder Representatives to be genuine and (iii) reasonably assume that a signatory has proper authorization to sign on behalf of the applicable holder of Company Capital Stock or Exchanged Options or other party. The Shareholder Representatives shall have no liability to Parent or the Escrow Agent for any default under this Agreement, the Escrow Agreement, or the Support Agreement, as applicable, by the Company. Except for fraud, gross negligence, or willful misconduct on his, her or its part, neither Shareholder Representative shall have any liability to the Company or any holder of Company Capital Stock or Exchanged Options under this Agreement, the Escrow Agreement, and the Support Agreement for any action or omission by such Shareholder Representative or the Shareholder Representatives on behalf of such holders. The powers, immunities and rights to indemnification granted to the Shareholder Representatives hereunder: (A) are coupled with an interest and shall be irrevocable and survive the death, incompetence, bankruptcy or liquidation of any holder of Company Capital Stock or Exchanged Options and shall be binding on any successor thereto, and (B) shall survive the delivery of an assignment by any such holder of the whole or any fraction of his, her or its interest in the Indemnification Escrow Fund or the Shareholder Representative Fund. (d) The Shareholder Representatives shall have no liability to Parent or the Escrow Agent for any default under this Agreement, the Escrow Agreement, or the Support Agreement as applicable, by the Company. Except for fraud, gross negligence or willful misconduct, the Shareholder Representatives shall not have any liability to the Company or any holder of Company Capital Stock or Exchanged Options under this Agreement, the Escrow Agreement, or the Support Agreement for any action or omission by the Shareholder Representatives on behalf of such holders. The holders of Company Capital Stock and Exchanged Options shall, severally and not jointly, based on their Pro Rata Shares, indemnify, defend and hold harmless the Shareholder Representatives from and against any and all losses, claims, damages, liabilities, fees, costs, expenses (including reasonable fees, disbursements and costs of counsel and other skilled professionals and in connection with seeking recovery from insurers), judgments, fines or amounts paid in settlement (collectively, the “Shareholder Representative Expenses”) incurred without fraud, gross negligence or willful misconduct on the part of the Shareholder Representatives and arising out of or in connection with the acceptance or administration of the Shareholder Representatives’ duties hereunder and under the Escrow Agreement. (e) The Shareholder Representative Fund shall be the first source of recovery or reimbursement for Shareholder Representative Expenses incurred by the Shareholder

SMRH:484497247.47 -106- SM01DOCS\1200417.35 Representatives in the performance of their obligations in connection with this Agreement and the Escrow Agreement. Any Shareholder Representative Expenses in excess of the Shareholder Representative Expense Amount shall be recovered directly from the holders of Company Capital Stock and Exchanged Options on a several (and not joint) basis in accordance with such holders’ respective Pro Rata Shares of any such excess Shareholder Representative Expenses. The holders of Company Capital Stock and Exchanged Options acknowledge that the Shareholder Representatives shall not be required to expend or risk their own funds or otherwise incur any financial liability in the exercise or performance of any of their powers, rights, duties or privileges or pursuant to this Agreement, the Escrow Agreement, the Support Agreement or the transactions contemplated hereby or thereby, except for liability due to the Shareholder Representatives’ fraud or willful misconduct. Furthermore, the Shareholder Representatives shall not be required to take any action unless the Shareholder Representatives has been provided with funds, security or indemnities which, in the Shareholder Representatives’ determination, are sufficient to protect the Shareholder Representatives against the Shareholder Representative Expenses which may be incurred by the Shareholder Representatives in performing such actions. (f) Notwithstanding anything to the contrary set forth herein, Parent, the Company, the Company’s Subsidiaries and their respective Affiliates shall not be liable for any Losses to any Person, including any Former Holder of Company Capital Stock or Exchanged Options, for any action taken or not taken by the Shareholder Representatives, or either of them, or for any act or omission taken or not taken in reliance upon the actions taken or not taken or decisions, communications or writings made, given or executed by the Shareholder Representatives, or either of them. (g) Whenever any notification or other communication is required to be provided to the Shareholder Representatives hereunder, such notice or other communication shall be deemed sufficiently made only when provided to both of the Shareholder Representatives in accordance with Section 11.5. Except with respect to the execution of this Agreement and of any Ancillary Document required to be executed and delivered by the Shareholder Representatives prior to or at the Closing, any action, consent, objection, agreement, decision or notification taken, provided or made, as applicable, under this Agreement or under any Ancillary Document, or contemplated hereby or thereby, shall, when provided by both of the Shareholder Representatives acting together or by either of the Shareholder Representatives acting alone, be deemed to be the action, consent, objection, agreement, decision or notification of the Shareholder Representatives. 11.13 Waiver of Conflicts. Recognizing that Bryan Cave LLP has acted as legal counsel to the Company, its Subsidiaries, certain of the direct and indirect holders of Company Capital Stock and Exchanged Options and certain of their respective Affiliates prior to date hereof, and that Bryan Cave LLP intends to act as legal counsel to certain of the direct and indirect holders of Company Capital Stock and Exchanged Options and their respective Affiliates after the Closing, each of Parent, Merger Sub and the Company hereby waives, on its own behalf and agrees to cause its Affiliates, the Surviving Corporation and any Subsidiaries of the Surviving Corporation to waive, any conflicts that may arise in connection with Bryan Cave LLP representing any direct or indirect holders of Company Capital Stock and Exchanged Options or their Affiliates after the Closing as such representation may relate to Parent, Merger Sub, the Company, the Surviving Corporation or any Subsidiaries of the Surviving Corporation or the transactions contemplated hereby. In addition,

SMRH:484497247.47 -107- SM01DOCS\1200417.35 all communications involving attorney-client confidences between direct and indirect holders of Company Capital Stock and Exchanged Options, the Company and any of its Subsidiaries and their respective Affiliates, on the one hand, and Bryan Cave LLP, on the other hand, in the course of the negotiation, documentation and consummation of the transactions contemplated hereby shall be deemed to be attorney-client confidences that belong solely to the direct and indirect holders of Company Capital Stock and Exchanged Options and their respective Affiliates (and not the Company, the Surviving Corporation or such Subsidiaries). Accordingly, the Surviving Corporation and any Subsidiaries of the Surviving Corporation shall not have access from and after the Effective Time to any such communications or to the files of Bryan Cave LLP relating to such engagement. Without limiting the generality of the foregoing, from and after the Effective Time, (i) the direct and indirect holders of Company Capital Stock and Exchanged Options and their respective Affiliates (and not the Surviving Corporation or any Subsidiaries of the Surviving Corporation) shall be the sole holders of the attorney-client privilege with respect to such engagement, and none of the Surviving Corporation or any Subsidiaries of the Surviving Corporation shall be a holder thereof, (ii) to the extent that files of Bryan Cave LLP in respect of such engagement constitute property of the client, only the direct and indirect holders of Company Capital Stock and Exchanged Options and their respective Affiliates (and not the Surviving Corporation or any Subsidiaries of the Surviving Corporation) shall hold such property rights and (iii) Bryan Cave LLP shall have no duty whatsoever to reveal or disclose any such attorney-client communications or files to the Surviving Corporation or any Subsidiaries of the Surviving Corporation by reason of any attorney-client relationship between Bryan Cave LLP and the Company or any Subsidiaries of the Company or otherwise. This Section 11.13 may not be amended, waived or modified, in any manner adverse to the direct and indirect holders of Company Capital Stock and Exchanged Options without the prior written consent of the Shareholder Representatives. [Signature Pages Follow]

SMRH:484497247.47 SM01DOCS\1200417.35 IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the Parties as of the day first above written. COMPANY: CERES SYSTEMS By: /s/ Yimei Xu Name: Yimei Xu Title: Vice President Finance and Chief Financial Officer SHAREHOLDER REPRESENTATIVES: /s/ Ronald W. Buckly Ronald W. Buckly /s/ Andrew D. Swart Andrew D. Swart PARENT: MERCURY SYSTEMS, INC. By: /s/ Mark Aslett Name: Mark Aslett Title: President and Chief Executive Officer MERGER SUB: THUNDERBIRD MERGER SUB, INC. By: /s/ Mark Aslett Name: Mark Aslett Title: President and Chief Executive Officer